UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Exchange Act of 1934 (Amendment No.  )
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KB HOME

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KB HOME

NOTICE OF 2010 KB HOME ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

APRIL 1, 2010

KB HOME
10990 Wilshire Boulevard
Los Angeles, California 90024
(310) 231-4000

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March 5, 2010

Dear Fellow Stockholder:

Your officers and directors join me in inviting you to attend the 2010 Annual Meeting of Stockholders of KB Home at 9:00 a.m., Pacific Time, on April 1, 2010 at The Wedgewood Ballroom at The Fairmont Miramar Hotel in Santa Monica, California.

The expected items of business for the meeting are described in detail in the attached Notice of 2010 Annual Meeting of Stockholders and Proxy Statement. We also will discuss our 2009 results and our plans for the future.

We look forward to seeing you on April 1.

Sincerely,

Jeffrey T. Mezger
President and Chief Executive Officer

Notice of 2010 Annual Meeting of Stockholders

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Time and Date:	9:00 a.m., Pacific Time, on Thursday, April 1, 2010.

Location:	The Wedgewood Ballroom, The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401.

Agenda:	(1) Elect nine directors, each to serve for a one-year term;

(2) Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm;

(3) Approve the KB Home 2010 Equity Incentive Plan;

(4) Consider three stockholder proposals, if properly presented at the meeting; and

(5) Transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

The accompanying Proxy Statement describes these items in more detail. We have not received notice of any other matters that may be properly presented at the meeting.

Record Date:	You can vote at the meeting and at any postponement or adjournment of the meeting if you were a stockholder of record on February 10, 2010.

Voting:	Please vote as soon as possible, even if you plan to attend the meeting, to ensure that your shares will be represented. You do not need to attend the meeting to vote if you vote before the meeting. If you are a holder of record, you may vote your shares via mail, telephone or the Internet. If your shares are held by a broker or financial institution, you must vote your shares as instructed by your broker or financial institution.

Annual Report	Copies of our Annual Report on Form 10-K for the fiscal year ended November 30, 2009 (the “Annual Report”), including audited financial statements, are being made available to stockholders concurrently with our Proxy Statement. We anticipate that these materials will first be made available on or about March 5, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on April 1, 2010: Our Proxy Statement and Annual Report are available online at www.kbhome.com/investor/proxy.

By Order of The Board of Directors,

Wendy C. Shiba
Executive Vice President, General Counsel and Secretary
Los Angeles, California
March 5, 2010

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KB Home 2010 Equity Incentive Plan	A-1

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Admission to the Annual Meeting

Due to space limitations at the Annual Meeting location, we must limit attendance to only stockholders of record on February 10, 2010, authorized proxy holders of stockholders of record on February 10, 2010, individuals who have been designated to present a stockholder proposal, and a few invited guests of the Board of Directors. Non-transferable admission tickets for the Annual Meeting will be distributed on a first-come, first-served basis, and we cannot guarantee admission for all stockholders. An admission ticket and picture identification (such as a valid driver’s license or passport) will be required to enter the Annual Meeting. A professional business dress code will be observed at the Annual Meeting.

If you are eligible and wish to attend the Annual Meeting, please send your request for an admission ticket in writing to William A. Richelieu, Assistant Corporate Secretary, KB Home, 10990 Wilshire Boulevard, 7th Floor, Los Angeles, California 90024. All requests must be in writing and received on or before Friday, March 19, 2010 and include the following information:

If you are a stockholder of record	If you are a beneficial stockholder

•   A copy of a proxy card or notice showing stockholder name and address;

•   Name, mailing address and contact telephone number of an authorized proxy representative, if one is appointed, plus a copy of the signed legal proxy; and

•   The complete address where your admission ticket should be mailed.

•   A copy of a brokerage account voting instruction card showing stockholder name and address, or a broker letter verifying record date ownership;

•   A copy of a brokerage account statement showing KB Home stock ownership on the record date; and

•   The complete address where your admission ticket should be mailed.

Please note any special assistance needs in your admission ticket request. Once your request is processed, an admission ticket will be sent to you by mail to the address given.

i

KB HOME
10990 Wilshire Boulevard
Los Angeles, California 90024
(310) 231-4000

Proxy Statement
for the
2010 Annual Meeting of Stockholders

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General Information

What Is This Proxy Statement For?

Your Board of Directors (the “Board”) is furnishing this Proxy Statement to you to solicit your proxy for our 2010 Annual Meeting of Stockholders. The items of business for the Annual Meeting are described in the accompanying Notice of 2010 Annual Meeting of Stockholders. This Proxy Statement contains information to help you decide how you want your shares to be voted. We anticipate that this Proxy Statement and the form of proxy will first be made available on or about March 5, 2010.

Who Can Vote?

Holders of record of the 76,836,444 shares of common stock outstanding at the close of business on the record date (February 10, 2010) are entitled to one vote for each share held. The trustee of our Grantor Stock Ownership Trust (the “GSOT”) will vote the 11,217,051 shares the GSOT held on the record date based on the instructions received from our employees who hold unexercised options under our employee equity compensation plans. Accordingly, a total of 88,053,495 shares are entitled to vote at the Annual Meeting. There is no right to cumulative voting.

Attending the Annual Meeting
Date:	Thursday, April 1, 2010
Place:	The Wedgewood Ballroom The Fairmont Miramar Hotel 101 Wilshire Boulevard Santa Monica, CA 90401
To Attend:

You must have an admission ticket and a valid photo ID, as described above on page i. A professional business dress code will be observed. Parking is available at the meeting location. You may be subject to a security check.
Note:	No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the Annual Meeting. Additional rules of conduct will apply at the meeting.

Who is a “Holder of Record”?

If your shares are registered directly in your name with our transfer agent, Mellon Investor Services LLC, you are considered the “holder of record” of those shares.

If your shares are held in a stock brokerage account or by a financial institution or other holder of record, you are a beneficial owner of those shares held in “street name.” If you are a beneficial owner, for ease of reference, this Proxy Statement will use the term “broker” to describe the person or institution that is the holder of record of your shares.

Proxy Solicitation Costs

We will pay the cost to solicit proxies for the Annual Meeting. In addition to this Proxy Statement, our officers, directors and other employees may solicit proxies personally or in writing or by telephone, facsimile or email for no additional compensation. We will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses in providing material to their principals. We have hired Georgeson Inc., a professional soliciting organization, to assist us in proxy solicitation and in distributing proxy materials. For these services, we will pay Georgeson a fee of $9,000, plus reimbursement for out-of-pocket expenses.

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Voting Information

Quorum Requirement	For stockholders to take action at the Annual Meeting, a majority of the shares of our common stock outstanding on the record date must be present or represented at the Annual Meeting. Abstentions and “broker non-votes” are counted for this purpose.

Broker Non-Votes	A “broker non-vote” arises when a broker does not receive instructions from a beneficial owner and does not have the discretionary authority to vote on an item. For this Annual Meeting, we understand that brokers have discretionary authority to vote only on the proposal to ratify the appointment of our independent registered public accounting firm.

Director Voting Notice	In the past, brokers had discretionary authority to vote in the election of directors if they did not receive instructions from a beneficial holder. Due to a New York Stock Exchange (“NYSE”) rule change, brokers do not have this discretionary authority effective January 1, 2010. Accordingly, if you are a beneficial owner, you must instruct your broker on how you want your shares to be voted in the election of directors in order for your shares to be counted in the election.

Proxy Voting	Holders of record may vote by proxy via mail, telephone or the Internet as described on the proxy materials provided to you. If you are a beneficial owner, your broker should send you proxy voting materials and instructions, and may do so electronically.

Voting at the Annual Meeting	Holders of record (or someone designated by a signed legal proxy) may vote in person at the Annual Meeting. If you are a beneficial owner, you must obtain a legal proxy from your broker and present it with your ballot. Voting at the Annual Meeting will replace any prior proxy voting.

Voting By Named Proxies	The named proxies for the Annual Meeting – Jeffrey T. Mezger and Wendy C. Shiba (or their duly authorized designees) – will follow submitted proxy voting instructions. They will vote as the Board recommends as to any submitted instructions that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Closing of Polls	Polls will close at approximately 9:30 a.m., Pacific Time, on April 1, 2010. Holders of record may vote via Internet and telephone until 11:59 p.m., Eastern Time, on March 30, 2010. Proxy voting instructions for shares held by the KB Home Common Stock Fund in our 401(k) Savings Plan or the GSOT must be received by 11:59 p.m., Eastern Time, on March 29, 2010. Each broker sets proxy voting deadlines for its beneficial owners.

Changing Your Vote	Holders of record may revoke proxy votes at any time before polls close by submitting a later vote (a) in person at the Annual Meeting, (b) via mail, telephone or the Internet before the above-listed deadlines, or (c) to our Corporate Secretary at the address listed below under the heading “Corporate Governance Highlights” by our close of business on March 30, 2010. If you are a beneficial owner, you must contact your broker to revoke any prior voting instructions. There are no dissenters’ rights or rights of appraisal with respect to any item to be acted upon at the Annual Meeting.

Votes Required to Approve or Adopt Proposals	Election of Directors. To be elected, each director nominee must receive a majority of votes cast in favor (i.e., the votes cast for a nominee’s election must exceed the votes cast against the nominee’s election). Shares that are not present or represented at the Annual Meeting and abstentions will not affect the election outcome.

Other Proposals: Approval of each of the other proposals requires the affirmative vote of a majority of the shares present or represented, and entitled to vote thereon, at the Annual Meeting. Abstentions will have the same effect as an “against” vote. Broker non-votes will affect only the proposal to approve the 2010 KB Home Equity Incentive Plan, where they will have the same effect as an “against” vote if the total votes cast on the proposal do not exceed 50% of the shares of our outstanding common stock.

Inspectors of Elections	We have engaged our transfer agent to count the votes and act as an independent inspector of election. William A. Richelieu, Assistant Corporate Secretary, will also act as an inspector of election.

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Corporate Governance and Board Matters

 CORPORATE GOVERNANCE

H	• Ten current Board members – nine independent members, including an independent Non-Executive Chairman
I	• Full Board elected annually using a majority vote standard
G	• Standing Board Committees are entirely composed of independent directors
H	• All incumbent directors standing for re-election attended at least 75% of Board-related meetings
L	• Non-employee directors are subject to an equity ownership requirement during their Board service
I	• Our Certificate of Incorporation, By-laws, Corporate Governance Principles, Charters for all Board
G	Committees, and Ethics Policy are available online at www.kbhome.com/investor/corporategovernance
H	• As set forth in our Corporate Governance Principles, any interested party may write to the Board,
T	the Non-Executive Chairman of the Board or to any non-employee director in care of our
S	Corporate Secretary at KB Home, 10990 Wilshire Boulevard, Los Angeles, CA 90024.

Role of the Board of Directors

The Board is elected by our stockholders to oversee the management of our business and to assure that the long-term interests of our stockholders are being served. The Board carries out this role subject to Delaware law and our Certificate of Incorporation, By-laws and Corporate Governance Principles.

Corporate Governance Principles

Our Corporate Governance Principles provide a framework within which we conduct our business and pursue our strategic goals. The Nominating and Corporate Governance Committee regularly reviews our Corporate Governance Principles, and the full Board approves changes as it deems appropriate.

Ethics Policy

We expect all of our directors and employees to follow the highest ethical standards when representing KB Home and our interests. To this end, all employees, including our senior executive management, and our directors must comply with our Ethics Policy. The Audit Committee regularly reviews our Ethics Policy and approves changes that it deems necessary or appropriate. The Audit Committee approved changes to our Ethics Policy that became effective as of October 16, 2009.

Executive Sessions of Non-Employee Directors

As part of the Board’s regularly scheduled meetings, the non-employee directors meet in executive session. Any non-employee director can request additional executive sessions. Stephen F. Bollenbach, the Non-Executive Chairman of the Board, schedules and chairs the executive sessions.

Board Membership

As of the date of this Proxy Statement, the Board has ten members. Except for Mr. Mezger, our President and Chief Executive Officer (“CEO”), no director is an employee.

Board Committees

Three standing Board Committees assist the Board:

•	Audit and Compliance (“Audit Committee”)

•	Management Development and Compensation (“Compensation Committee”)

•	Nominating and Corporate Governance (“Nominating/Governance”)

The Board appoints the members of and has adopted a charter for each Committee. The Board and each Committee conducts an annual evaluation of its performance.

Board Meetings and Attendance

The Board and Board Committees hold regular meetings on a set schedule and may hold interim meetings and act by written consent from time to time as necessary or appropriate. The Board held five meetings in our 2009 fiscal year. Mr. Bollenbach, as the Non-Executive Chairman of the Board, presides over all meetings at which he is present.

In our 2009 fiscal year, each director attended at least 75% of the meetings of the Board and the Board Committees on which he or she served. We expect directors to attend our annual stockholder meetings. All directors serving at the time attended our 2009 Annual Meeting of Stockholders, which was held on April 2, 2009.

Board Leadership Structure and Risk Oversight

The Board believes that separate individuals should hold the positions of Chairman of the Board and Chief Executive Officer, and that the Chairman should not be an employee. The Board has been led by an independent Non-Executive Chairman since 2007. Under our Corporate Governance Principles, the Chairman of the Board is responsible for coordinating the Board’s activities, including the scheduling of meetings and executive sessions of the non-employee directors and the relevant agenda items in each case (in consultation with the Chief Executive Officer as appropriate). The Board believes this leadership structure has enhanced the Board’s oversight of and independence from our management, the ability of the Board to carry out its roles and responsibilities on behalf of our stockholders, and our overall corporate governance compared to our prior combined Chairman/Chief Executive Officer leadership structure.

The Board has delegated its risk oversight responsibilities to the Audit Committee as described below under the heading “Board Committee Responsibilities and Related Matters – Audit Committee.” In accordance with the Audit Committee’s Charter, each of our senior financial and accounting, legal and internal audit executives report directly to the Audit Committee regarding material risks to our business, among other matters, and the Audit Committee meets in executive sessions with each such executive and with representatives of our independent registered public accounting firm. The Audit Committee Chair reports to the full Board regarding material risks as deemed appropriate.

Board Committee Composition and 2009 Fiscal Year Meetings

The chart below shows the current members of the standing Board Committees as of the date of this Proxy Statement and the number of meetings each Board Committee held during our 2009 fiscal year. Mr. Mezger does not serve on any Board Committees.

Nominating/
Director	Audit	Compensation	Governance
Stephen F. Bollenbach		X	X

Ronald W. Burkle			X

Timothy W. Finchem	X	X

Kenneth M. Jastrow, II			X

Robert L. Johnson	X

Melissa Lora	Chair		X

Michael G. McCaffery	X	Chair

Leslie Moonves			Chair

Luis G. Nogales	X	X

Number of Meetings:	9(a)	5	4

(a)	Includes conference calls with our management to review our quarterly earnings releases prior to their issuance.

Board Committee Responsibilities and Related Matters

The Board has delegated certain responsibilities and authority to each Board Committee as described below. At each regularly scheduled Board meeting, each Board Committee Chair (or another designated Board Committee member) reports to the full Board on his or her Board Committee’s activities.

Audit Committee. The Audit Committee is responsible for general oversight of our (a) accounting and reporting practices; (b) internal control over financial reporting and disclosure controls and procedures; (c) audit process, including our independent registered public accounting firm’s qualifications, independence, retention, compensation and performance, and the performance of our internal audit department; and (d) compliance with legal and regulatory requirements and management of matters in which we have or may have material liability exposure. In addition, the Audit Committee may act for the Board to authorize us or our subsidiaries or affiliates to incur, guarantee or redeem debt or debt securities.

The Audit Committee also oversees the preparation of a required report to be included in our annual proxy statement and is charged with the duties and responsibilities listed in its charter. The Audit Committee’s report is provided below under the heading “Audit and Compliance Committee Report.” The Audit Committee is a separately designated standing audit committee as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934.

The Board has determined that each current member of the Audit Committee is independent under our Corporate Governance Principles (as described below under the heading “Director Independence”), NYSE listing standards and Securities and Exchange Commission (“SEC”) rules. The Board has also determined that each current member of the Audit Committee is financially literate under NYSE listing standards, and that Ms. Lora qualifies as an “audit committee financial expert” under SEC rules.

Compensation Committee. The Compensation Committee is responsible for (a) the evaluation and compensation of our CEO; (b) the compensation of our senior executive management (other than our CEO), which consists of our CEO’s direct reports and any designated “executive officers” (as that term is defined in Rule 3b-7 of the Securities Exchange Act of 1934); (c) oversight of our efforts to attract, develop, promote and retain qualified senior executive management; and (d) the evaluation and determination of non-employee director compensation and benefits. The Compensation Committee oversees the preparation of the compensation discussion and analysis to be included in our annual proxy statement, recommends to the Board whether to so include the compensation discussion and analysis, provides an accompanying report to be included in our annual proxy statement, and is charged with the duties and responsibilities listed in its charter. The compensation discussion and analysis for this Proxy Statement is provided below under the heading “Compensation Discussion and Analysis,” and the Compensation Committee’s report is provided below under the heading “Management Development and Compensation Committee Report.”

The Board has determined that each current Compensation Committee member is independent under our Corporate Governance Principles and NYSE listing standards, is a “non-employee director” under SEC rules and is an “outside director” under Section 162(m) of the Internal Revenue Code (the “Code”).

Overview of Executive Officer and Non-Employee Director Compensation Processes and Procedures.  Under our By-laws, the Board has the authority to fix the compensation of our executive officers and non-employee directors. The Board has delegated this authority to the Compensation Committee as provided in the Compensation Committee’s charter. Per its charter, the Compensation Committee annually reviews and approves the goals and objectives relevant to our CEO’s compensation, evaluates his performance in light of those goals and objectives and other criteria, and, either as a committee or together with the other independent directors (as directed by the Board), determines and approves our CEO’s compensation based on the evaluation. The Compensation Committee also evaluates, in conjunction with our CEO, the performance of our senior executive management, and reviews and approves their compensation.

The Compensation Committee exercises the Board’s authority with respect to our employee compensation and benefits plans (including our employee equity compensation plans) and policies, except to the extent that the Board, in its discretion, reserves its authority. This delegation includes the authority to select eligible participants, recommend and approve grants and awards, set performance targets and other award eligibility criteria, approve an aggregate incentive pool for any annual or long-term incentive awards, interpret the plans’ terms, delegate certain responsibilities and adopt or modify as necessary any rules and procedures to implement the plans, including any rules and procedures that condition the approval of grants and awards. The Compensation Committee also periodically reviews our compensation and benefit plans and, from time to time, will recommend to the Board new material plans or modifications to existing plans. The Compensation Committee’s exercise of this authority, including specific considerations applied and determinations made, with respect to the compensation and benefits awarded to our named executive officers under our plans is discussed below under the heading “Compensation Discussion and Analysis.”

The Compensation Committee, from time to time, reviews and makes recommendations to the Board regarding non-employee director compensation and benefits consistent with the goals of recruiting the highest caliber directors to serve on the Board, aligning directors’ and stockholders’ interests, and fairly paying directors for the work required to serve stockholder interests given our size, scope and complexity of operations.

In its oversight of executive officer and non-employee director compensation, the Compensation Committee seeks assistance from our management and has engaged an outside compensation consultant, Semler Brossy Consulting Group LLC (“Semler Brossy”), as further described below under the heading “Compensation Discussion and Analysis.” The Compensation Committee may delegate to a subcommittee or to our management any duties and responsibilities as the Compensation Committee deems to be appropriate and in our best interests, but it cannot delegate to our management the authority to grant equity-based awards.

Compensation Committee Interlocks and Insider Participation. All current Compensation Committee members served throughout our 2009 fiscal year. No member of the Compensation Committee during our 2009 fiscal year was part of a “compensation committee interlock” as described under SEC rules. In addition, none of our executive officers served as a director or member of the compensation committee of another entity that would constitute a “compensation committee interlock.”

Nominating/Governance Committee. The Nominating/Governance Committee is responsible for (a) providing oversight of our corporate governance policies and practices; (b) identifying, evaluating and recommending to the Board individuals who are qualified to become directors; and (c) performing ongoing assessments of the Board’s size, operations, structure, needs and effectiveness. The Nominating/Governance Committee also reviews and makes recommendations to the full Board on proposed changes to our Certificate of Incorporation and By-laws, periodically assesses and recommends action with respect to stockholder rights plans and other stockholder protections, reviews and approves or ratifies (as applicable) “related party transactions,” as further described below under the heading “Certain Relationships and Related Party Transactions,” and is charged with the duties and responsibilities listed in its charter.

The Board has determined that each current member of the Nominating/Governance Committee is independent under our Corporate Governance Principles and NYSE listing standards.

Director Qualifications

We believe our directors should possess the highest personal and professional ethics, integrity, judgment and values, and be committed to representing the long-term interests of our stockholders. Our directors should also have an inquisitive and objective perspective, and be able and willing to dedicate the time necessary to Board and Board Committee service.

The Nominating/Governance Committee regularly assesses the skills and characteristics of current and potential directors and may consider the attributes listed to the right, among others.

The Nominating/Governance Committee and the Board determined that each individual that the Board will present at the Annual Meeting as a director nominee possesses the characteristics described above in the first paragraph under the heading “Director Qualifications,” as well as certain specific qualifications, which are described below with other biographical information under “Proposal 1: Election of Directors.”

Selected Director Attributes

• Personal qualities, accomplishments and reputation in the business community

• Financial literacy, financial and accounting expertise and significant business, academic or government experience in leadership positions or at senior policy-making levels

• Geographical representation in areas relevant to our business

• Diversity of background and personal experience

• Fit of abilities and personality with those of current and potential directors in building a Board that is effective, collegial and responsive to the needs of our business

• Independence and an absence of conflicting time commitments

Director Independence

We believe that a substantial majority of our directors should be independent. To be independent, the Board must affirmatively determine that a director does not have any material relationship with us based on all relevant facts and circumstances.

The Board makes independence determinations annually based on information supplied by directors and other sources, the Nominating/Governance Committee’s prior review and recommendation, and certain categorical standards contained in our Corporate Governance Principles. These standards are consistent with NYSE listing standards. The Board has determined that all non-employee directors who served during our 2009 fiscal year and all current director nominees are independent under the Board’s director independence standards. Accordingly, Messrs. Bollenbach, Burkle, Finchem, Jastrow, Johnson, McCaffery, Moonves, and Nogales and Ms. Lora are independent. In addition, the Board has determined that all of the Board Committees are entirely composed of independent directors.

In making its independence determinations, the Board considered radio and billboard advertising expenditures we made at market rates with CBS Corporation (at which Mr. Moonves serves as President and Chief Executive Officer). These expenditures were made in the ordinary course of our business and the business of CBS Corporation and fell well within the categorical independence standards contained in our Corporate Governance Principles. Mr. Moonves was deemed to not have a direct or indirect material interest in the expenditures, and did not participate in the transactions in an individual capacity.

Consideration of Director Candidates

The Nominating/Governance Committee is responsible for identifying and evaluating director candidates based on the perceived needs of the Board at the time made. Director candidate identification and evaluation may occur at regular or special meetings of the Nominating/Governance Committee and at any point during the year. The general qualifications for director candidates are described above under the heading “Director Qualifications,” and attributes that the Nominating/Governance Committee may consider are described above in the box titled “Selected Director Attributes.” Among other attributes, the Nominating/Governance Committee may consider a director candidate’s diversity of background and personal experience. In this context, diversity may encompass a candidate’s particular race, ethnicity, national origin and gender, geographic residency, educational and professional history, community or public service, expertise or knowledge base and/or other tangible and intangible aspects of the candidate’s constitution in relation to the personal characteristics of current directors and other potential director candidates. The Nominating/Governance Committee does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates, and a candidate’s background and personal experience, while important, does not necessarily outweigh other attributes or factors the Nominating/Governance Committee may consider in evaluating any particular candidate. A director candidate’s background and personal experience, however, will be significant in the Nominating/Governance Committee’s candidate identification and evaluation process to help ensure that the Board remains sensitive and responsive to the needs and interests of our homebuyers and other stakeholders. As part of its annual self-evaluation under our Corporate Governance Principles, the Board considers whether the level of diversity of its members is appropriate, and the Nominating/Governance Committee takes the outcome into account when identifying and evaluating director candidates.

The Nominating/Governance Committee has retained professional search firms from time to time to assist it with recruiting potential director candidates to the Board based on criteria the Nominating/Governance Committee provides to the firm. These firms help identify, evaluate and select director candidates and are typically paid an agreed upon fee plus expenses for their work. Current directors or other persons may recommend candidates to the Nominating/Governance Committee.

Any security holder may recommend a director candidate for the Nominating/Governance Committee’s consideration by submitting the candidate’s name and qualifications to us in care of the Corporate Secretary at the address listed above under the heading “Corporate Governance Highlights.” Director candidates recommended by a security holder are considered in the same manner as any other recommended candidates.

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Director Compensation

The Board sets non-employee director compensation based on recommendations from the Compensation Committee. Mr. Mezger is not paid for his service as a director. The Compensation Committee has retained Semler Brossy to assist it with designing our compensation and benefit programs, including our non-employee director compensation program.

2003 Director Plan

Until July 9, 2009, non-employee director compensation was provided under our 2003 Non-Employee Directors Stock Plan (“2003 Director Plan”), and each non-employee director serving on the Board on the date of our last Annual Meeting (April 2, 2009) received compensation under the terms of the 2003 Director Plan. All compensation described below under “Director Compensation During Fiscal Year 2009” was provided under the terms of the 2003 Director Plan. The key components of the 2003 Director Plan are set forth below.

2003 Director Plan Key Components

Director Year Compensation. Each non-employee director is entitled to receive: • An $80,000 cash retainer, paid in four equal quarterly installments during a Director Year; and • 4,000 stock units.	A “Director Year” is the period between our annual meetings of stockholders. The 2009 Director Year began on April 2, 2009 and ends on March 31, 2010.

Committee Service-Related Compensation.

• Committee Chair Retainers: Audit Committee: 1,000 stock units; Compensation Committee: 600 stock units; Nominating/Governance Committee: 600 stock units.

Equity Elections. Each non-employee director may elect to receive equity-based compensation as follows:

•      The cash retainer in stock units or stock options. If stock units are elected, the number of stock units granted is equal to the number of shares of our common stock that can be purchased based on the grant date closing price with 120% of the retainer’s value. If stock options are elected, the number of stock options granted is four times the shares of our common stock that can be purchased based on the grant date closing price with the retainer’s value.

• Stock unit awards in stock options, with the amount granted equal to four times the number of stock units.

Description of 2003 Director Plan Stock Units and Stock Options.

• Granted on the date of each annual stockholders meeting. 2003 Director Plan stock options have an exercise price equal to our common stock’s closing price on that date.

•      Each 2003 Director Plan stock unit is a right to receive the fair market value of a share of our common stock and a payment at the same time and in the same amount as any cash dividend paid on our common stock. Each stock option granted under the 2003 Director Plan is fully vested at grant and has a 15-year term. A non-employee director cannot exercise 2003 Director Plan stock options until the earlier of (a) meeting the non-employee director stock ownership requirement and (b) the date the director leaves the Board. 2003 Director Plan stock options must be exercised within one year of the date a non-employee director leaves the Board.

•      Based on each non-employee director’s compensation election, 2003 Director Plan stock units and stock options will be paid out in cash only. For 2003 Director Plan stock units, the amount paid is equal to the total number of stock units held multiplied by our common stock’s closing price on the date a non-employee director leaves the Board. For 2003 Director Plan stock options, the amount paid is equal to the positive difference between a stock option’s exercise price and the closing price of our common stock on the applicable exercise date. Accordingly, 2003 Director Plan stock options are similar in nature to stock appreciation rights.

2009 Director Plan

On July 9, 2009, the Board adopted a new non-employee director compensation program – the 2009 Non-Employee Directors Compensation Plan (“2009 Director Plan”). The terms of the 2009 Director Plan are filed as an exhibit to our Annual Report. Similar to the 2003 Director Plan, the 2009 Director Plan provides non-employee directors with an annual retainer and equity-based compensation composed of stock options and stock units. The 2009 Director Plan also provides retainers for Board Committee Chairs and for Board Committee members, and meeting fees payable for attendance at Board or Board Committee meetings, beginning on the third additional meeting of the Board or of a Board Committee above its number of regularly scheduled meetings, subject to approval by the Non-Executive Chairman of the Board (as to Board meetings) or the relevant Board Committee Chair (as to Board Committee meetings). The Non-Executive Chairman of the Board is not eligible for any Board Committee-related retainers.

Under the 2009 Director Plan, non-employee directors may elect to receive cash retainers and meeting fees in the form of stock units. 2009 Director Plan stock units and stock options vest one year after the date of grant, and stock options have a 10-year term. A non-employee director cannot exercise vested 2009 Director Plan stock options until the director has met the non-employee director stock ownership requirement or, if earlier, has left the Board. A non-employee director can elect to receive payout of 2009 Director Plan stock units upon leaving the Board or, if the director has met the non-employee director stock ownership requirement, immediately after the one-year vesting date or at a specified date after the stock units vest, but before the director leaves the Board. The non-employee director stock ownership requirement is described below under the heading “Stock Ownership Requirements.” Stock options and stock units granted under the 2009 Director Plan are settled in cash unless payment in shares of our common stock is approved by our stockholders.

As of the date of this Proxy Statement, no compensation has been provided to our non-employee directors under the 2009 Director Plan. The Board has established the following compensation under the 2009 Director Plan for the 2010 Director Year: (a) an $80,000 annual retainer; (b) a grant of stock options and stock units, with each valued at $67,500 on the date of grant; (c) Board Committee Chair retainers of $25,000 (Audit Committee), $18,000 (Compensation Committee) and $10,000 (Nominating/Governance Committee); (d) Board Committee member retainers of $10,000 (Audit Committee), $7,000 (Compensation Committee) and $5,000 (Nominating/Committee); and (e) meeting fees, if any, of $1,500 per eligible meeting. The differences between the various Board Committee Chair retainers and Board Committee member retainers reflect the Board’s judgment of each Board Committee’s respective workload.

Chairman Retainer

Mr. Bollenbach is paid an additional annual cash retainer of $300,000 for his service as the Non-Executive Chairman of the Board. He may keep any retainer payment if removed from the Board without cause.

Expenses

We pay the non-employee directors’ expenses, including travel, accommodations and meals, for attending Board and Board Committee meetings and our annual stockholders meetings and any other activities related to our business.

Director Compensation During Fiscal Year 2009

	Fees Earned or Paid	Stock	Option	All Other
	in Cash	Awards	Awards	Compensation	Total
Name	($)(a)	($)(b)	($)(b)	($)(c)	($)
Mr. Bollenbach	$300,000	$0	$422,136	$0	$722,136

Mr. Burkle	30,567	161,057	430,311	0	621,935

Mr. Finchem	7,177	183,460	0	16,390	207,027

Mr. Jastrow	13,192	229,659	0	13,545	256,396

Mr. Johnson	1,895	14,550	317,621	0	334,066

Ms. Lora	9,157	214,807	23,674	0	247,638

Mr. McCaffery	4,392	33,731	475,117	13,545	526,785

Mr. Moonves	9,011	204,811	38,824	16,390	269,036

Mr. Nogales	76,753	177,105	5,772	0	259,630

(a)	Fees Earned or Paid in Cash: Except for Messrs. Bollenbach, Burkle and Nogales, these amounts are the total 2003 Director Plan stock unit dividend equivalent payments made during our 2009 fiscal year. Non-employee directors with larger stock unit holdings based on their tenure and compensation elections received greater dividend equivalent payments. The amount shown for Mr. Bollenbach is solely his Non-Executive Chairman retainer. The amount shown for each of Messrs. Burkle and Nogales includes annual cash retainer payments.

(b)	Stock and Option Awards: These amounts are the aggregate compensation expense we recognized in our 2009 fiscal year for 2003 Director Plan stock unit and stock option awards, respectively, computed in accordance with Accounting Standards Codification Topic No. 718, “Compensation – Stock Compensation” (“ASC 718”), except that, in accordance with applicable SEC rules and guidance, we have disregarded estimates of forfeitures related to service-based vesting conditions. Information used in determining these amounts can be found in Note 18. Employee Benefit and Stock Plans in the Notes to Consolidated Financial Statements contained in our Annual Report. The stock units and stock options were granted on April 2, 2009. Below are the amounts and corresponding grant date fair value of the stock units and stock options granted to each non-employee director in our 2009 fiscal year per the director’s election and the corresponding grant date fair value computed in accordance with ASC 718.

			Grant Date Fair
	Stock Units	Stock Options	Value
Name	(#)	(#)	($)
Mr. Bollenbach	0	37,993	$339,657

Mr. Burkle	6,598	16,000	239,041

Mr. Finchem	10,598	0	154,201

Mr. Jastrow	10,598	0	154,201

Mr. Johnson	0	37,993	339,657

Ms. Lora	11,598	0	168,751

Mr. McCaffery	0	40,393	361,113

Mr. Moonves	11,198	0	162,931

Mr. Nogales	4,000	0	58,200

Ms. Lora received an additional 1,000 stock units for her service as Audit Committee Chair. Mr. McCaffery received 2,400 stock options for his service as Compensation Committee Chair by electing to receive his 600 stock unit Chair retainer grant in 2003 Director Plan stock options. Mr. Moonves received an additional 600 stock units for his service as Nominating/Governance Committee Chair. All other stock unit and stock option amounts reflect the 2003 Director Plan cash retainer and stock unit grant the non-employee directors elected to receive in 2003 Director Plan stock units or, for Messrs. Bollenbach, Burkle, Johnson and McCaffery, in 2003 Director Plan stock options.

Listed below are each non-employee director’s total 2003 Director Plan stock unit and stock option holdings as of February 26, 2010.

			Total
	Stock Units	Stock Options	Holdings
Name	(#)	(#)	(#)
Mr. Bollenbach	0	88,753	88,753

Mr. Burkle	43,918	181,155	225,073

Mr. Finchem	31,357	0	31,357

Mr. Jastrow	55,419	0	55,419

Mr. Johnson	7,578	37,993	45,571

Ms. Lora	39,609	11,220	50,829

Mr. McCaffery	17,568	114,002	131,570

Mr. Moonves	38,843	18,400	57,243

Mr. Nogales	68,013	2,130	70,143

(c)	All Other Compensation: These amounts are the premium payments for the life insurance policies we maintain to fund charitable donations under the Directors’ Legacy Program, which is described below under the heading “Directors’ Legacy Program.” Messrs. Bollenbach and Johnson do not participate in the program. No additional premium payments are currently required for the program donations for each of Messrs. Burkle and Nogales. In our 2009 fiscal year, we paid a total of $59,869 in life insurance premiums for all participants, including former directors. Premium payments vary depending on participants’ respective ages and other factors. The total dollar amount payable under the program at November 30, 2009 was $15.9 million. If all current participating directors were vested in the full donation amount, the total dollar amount payable under the program at November 30, 2009 would have been $16.1 million.

Directors’ Legacy Program. We established a Directors’ Legacy Program in 1995 to recognize our and our directors’ interests in supporting worthy educational institutions and other charitable organizations. In making adjustments to our philanthropic activities, the Board elected in 2007 to close the program to new participants. Messrs. Bollenbach, Johnson and Mezger do not participate in the program. Under the program, we will make a charitable donation on each participating director’s behalf of up to $1,000,000. Directors vest in the full donation in five equal annual installments of $200,000, and therefore must serve on the Board for five consecutive years to donate the maximum amount. A participating director may allocate the donation to up to five qualifying institutions or organizations. Donations are paid in ten equal annual installments directly to designated organizations after a participating director’s death with proceeds from the life insurance policies we maintain on each participating director’s life. Participating directors and their families do not receive any proceeds, compensation or tax savings associated with the program.

◆	◆

Items of Business

Proposal 1:

Election of Directors

◆

At the Annual Meeting, the Board will present as nominees and recommend to stockholders that Messrs. Bollenbach, Finchem, Jastrow, Johnson, McCaffery, Mezger, Moonves and Nogales and Ms. Lora each be elected as a director to serve for a one-year term ending at our 2011 Annual Meeting of Stockholders. Each nominee is currently a director, has consented to being nominated and has agreed to serve as a director if elected. Each nominee is standing for re-election. Should any of these nominees become unable to serve as a director prior to the Annual Meeting, the persons named as proxies on the proxy cards for the Annual Meeting will, unless otherwise directed, vote for the election of such other person as the Board may recommend in place of such nominee.

Mr. Burkle has decided to not seek re-election and will retire from the Board effective as of the date of the Annual Meeting, when his current term as a director expires. On the date of the Annual Meeting, following the election of directors, the Board will have nine members.

Vote Required

Under our By-laws, the election of each director nominee will require a majority of votes cast at the Annual Meeting to be in favor of the nominee (i.e., the votes cast for a nominee’s election must exceed the votes cast against the nominee’s election).

Consistent with this director election standard, our Corporate Governance Principles require that each director nominee in an uncontested election at an annual meeting of stockholders receive more votes cast for than against his or her election or re-election in order to be elected or re-elected to the Board. An “uncontested election” is one in which no director candidates on the ballot were nominated by a stockholder in accordance with our By-laws. This election is an uncontested election.

Our Corporate Governance Principles also provide that a director nominee who fails to win election or re-election to the Board in an uncontested election is expected to tender his or her resignation from the Board. If an incumbent director fails to receive the required vote for election or re-election in an uncontested election, the Nominating/Governance Committee will act promptly to determine whether to accept the director’s resignation and will submit its recommendation for consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. The Nominating/Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

Your Board recommends a vote FOR the election to the Board of each of the nominees.

A brief summary of each current director’s and director nominee’s principal occupation, recent professional experience, certain specific qualifications identified as part of the Board’s determination that each such individual should serve on the Board, and directorships at other public companies for at least the past five years, if any, is provided below.

Stephen F. Bollenbach, age 67, is our Non-Executive Chairman of the Board. He was the Co-Chairman and Chief Executive Officer of Hilton Hotels Corporation, a hotel developer and operator, positions he held from May 2004 and February 1996, respectively. He retired from Hilton in October of 2007. Prior to joining Hilton, Mr. Bollenbach was Senior Executive Vice President and Chief Financial Officer for The Walt Disney Company from 1995 to 1996. Before Disney, Mr. Bollenbach was President and Chief Executive Officer of Host Marriott Corporation from 1993 to 1995, and served as Chief Financial Officer of Marriott Corporation from 1992 to 1993. From 1990 to 1992, Mr. Bollenbach was Chief Financial Officer of the Trump Organization. Mr. Bollenbach serves as a director of Time Warner Inc. and Macy’s, Inc. He previously served as a director of American International Group Inc., Harrah’s Entertainment, Inc., Caesars Entertainment, Inc. and Catellus Development Corporation. Mr. Bollenbach joined the Board as Non-Executive Chairman in 2007. Mr. Bollenbach has several years of experience and expertise as a senior corporate executive and public company board member, including as a lead independent director, and has demonstrated exemplary leadership as Non-Executive Chairman of the Board.

Timothy W. Finchem, age 62, has been Commissioner of the PGA TOUR, Inc., a membership organization for professional golfers, since 1994. He joined the TOUR staff as Vice President of Business Affairs in 1987, and was promoted to Deputy Commissioner and Chief Operating Officer in 1989. Mr. Finchem served in the White House as Deputy Advisor to the President in the Office of Economic Affairs in 1978 and 1979, and in the early 1980’s, co-founded the National Marketing and Strategies Group in Washington, D.C. He joined the Board in 2005. Mr. Finchem has demonstrated success in broadening the popularity of professional golf among the demographic groups that make up our core homebuyers, and has experience in residential community development. He also has a substantial presence in Florida, one of our key markets.

Kenneth M. Jastrow, II, age 62, is Non-Executive Chairman, Forestar Group Inc., a real estate and natural resources company. He served as Chairman and Chief Executive Officer of Temple-Inland Inc., a manufacturing company and the former parent of Forestar Group, from 2000 to 2007. Prior to that, Mr. Jastrow served as President and Chief Operating Officer in 1998 and 1999, Group Vice President from 1995 until 1998, and as Chief Financial Officer of Temple-Inland from November 1991 until 1999. Mr. Jastrow is also a director of MGIC Investment Corporation. He previously served as a director of Guaranty Financial Group Inc. He joined the Board in 2001. Mr. Jastrow has several years of experience and leadership in the building products, real estate and mortgage lending industries, providing critical perspective in businesses that impact the homebuilding industry, and on sustainability practices. He also has a substantial presence in Texas, a key market for us.

Robert L. Johnson, age 63, is founder and chairman of The RLJ Companies, an innovative business network that owns or holds interests in a diverse portfolio of companies in the banking, private equity, real estate, hospitality, professional sports, film production, gaming, and automobile dealership industries. Prior to forming The RLJ Companies, Mr. Johnson was founder and chief executive officer of Black Entertainment Television (BET), which was acquired by Viacom Inc. in 2001. He continued to serve as chief executive officer of BET until 2006. In July 2007, Mr. Johnson was named by USA Today as one of the 25 most influential business leaders of the past 25 years. Mr. Johnson currently serves on the board of directors of the Lowe’s Companies, Inc., IMG Worldwide, Inc., and Strayer Education, Inc. He previously served as a director of Hilton Hotels Corporation, US Airways Group, Inc. and General Mills, Inc. He joined the Board in 2008. Mr. Johnson has significant experience in real estate, finance, mortgage banking and brand-building enterprises and a unique and diverse background in a number of industry sectors. He also has a substantial presence in the Washington D.C. and mid-Atlantic region, where we have recently resumed operations and that we believe will be an important market for us.

Melissa Lora, age 47, has since 2001 been the Chief Financial Officer of Taco Bell Corp., a quick service restaurant chain. Ms. Lora joined Taco Bell Corp. in 1987 and has held various positions throughout the company, most recently acting as Regional Vice President and General Manager from 1998 to 2000 for Taco Bell’s operations throughout the Northeastern United States. She joined the Board in 2004. Ms. Lora has strong knowledge of and substantial experience and expertise in financial matters as well as in managing real estate assets. She has made significant contributions to the work of the Audit Committee since joining the Board and continues to so as its Chair.

Michael G. McCaffery, age 56, is the Chief Executive Officer of Makena Capital Management, an investment management firm. From 2000 to 2006, Mr. McCaffery was President and CEO of the Stanford Management Company (SMC), which was established in 1991 to manage Stanford University’s financial and real estate investments. Previous to joining SMC, Mr. McCaffery was President and Chief Executive Officer of Robertson Stephens Investment Bankers from January 1993 to December 1999, and also served as Chairman from January 2000 to December 2000. Mr. McCaffery is a director of Thomas Weisel Partners Group, Inc. and Venture Lending & Leasing V Inc. He previously served as a director of Venture Lending & Leasing IV Inc., Venture Lending & Leasing III Inc., and as a Trustee of RS Investment Trust. He joined the Board in 2003. Mr. McCaffery has a broad array of business experience and recognized expertise in financial matters and real estate investing, as well as a demonstrated commitment to good corporate governance.

Jeffrey T. Mezger, age 54, has been our President and Chief Executive Officer since November 2006. Prior to becoming President and Chief Executive Officer, Mr. Mezger served as our Executive Vice President and Chief Operating Officer, a position he assumed in 1999. From 1995 until 1999, Mr. Mezger held a number of executive posts in our southwest region, including Division President, Phoenix Division, and Senior Vice President and Regional General Manager over Arizona and Nevada. Mr. Mezger joined us in 1993 as president of the Antelope Valley Division in Southern California. He joined the Board in 2006. As our CEO, Mr. Mezger has demonstrated dedicated and effective leadership, and possesses a unique insight and understanding, of our operations and business strategy.

Leslie Moonves, age 60, is President and Chief Executive Officer and a Director of CBS Corporation, a mass media company. Prior to that, he was Co-President and Co-Chief Operating Officer of Viacom, a mass media company and the former parent of CBS, which title he held from June 2004 to December 2005. Mr. Moonves previously served as President and Chief Executive Officer of CBS from 1998 to 2004, and served as its Chairman from 2003 to 2005. He joined CBS in 1995 as President, CBS Entertainment. Prior to that, Mr. Moonves was President of Warner Bros. Television from 1993, when Warner Bros. and Lorimar Television combined operations. From 1989 to 1993, he was President of Lorimar Television. He previously served as a director of Viacom Inc. and Westwood One, Inc. He joined the Board in 2004. Mr. Moonves has intimate knowledge of and insight on how to capitalize on trends among, and substantial experience in nationwide marketing to, our target homebuyer demographic.

Luis G. Nogales, age 66, has been the Managing Partner of Nogales Investors, LLC, a private equity investment firm, since 2001. He was Chairman and Chief Executive Officer of Embarcadero Media, Inc. from 1992 to 1997, President of Univision Communications, Inc., from 1986 to 1988, and Chairman and Chief Executive Officer of United Press International from 1983 to 1986. He is a director of Southern California Edison Co., Edison International and Arbitron Inc. He joined the Board in 1995. Mr. Nogales has substantial depth of experience in media and marketing enterprises and with business operations management and financial investments drawn from a diverse background in an array of industries. His long-time service on the Board has provided critical knowledge of our operations and corporate history.

Proposal 2:

Ratification of Appointment of Independent Registered Public Accounting Firm

◆

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending November 30, 2010. During our 2009 fiscal year, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain other audit-related services, as further discussed below under the heading “Independent Auditor Fees and Services.” Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, be available to respond to appropriate questions and, if they desire, make a statement.

Although we are not required to do so, we are seeking stockholder ratification of Ernst & Young LLP’s appointment as our independent registered public accounting firm as a matter of good corporate governance. If Ernst & Young LLP’s appointment is not ratified, the Audit Committee will reconsider whether to retain Ernst & Young LLP, but still may retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

Vote Required

Approval of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending November 30, 2010 requires the affirmative vote of the majority of shares of common stock present or represented, and entitled to vote thereon, at the Annual Meeting.

Your Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending November 30, 2010.

Proposal 3:

Approve the KB Home 2010 Equity Incentive Plan

◆

We are asking for approval of the KB Home 2010 Equity Incentive Plan (the “2010 Plan”), which will allow us to grant equity-based compensation to our employees, consultants and non-employee directors. Upon approval of the 2010 Plan by our stockholders, no further awards will be made under our 2001 Stock Incentive Plan (the “2001 Plan”), which is currently our only active equity compensation plan. The 2001 Plan will otherwise expire in accordance with its terms on April 5, 2011.

The 2010 Plan is being submitted to a vote of the stockholders in order to comply with NYSE rules and to allow us to deduct for federal income tax purposes the “performance-based compensation” that is paid under the 2010 Plan, as permitted by Section 162(m) of the Code. Stockholder approval will also allow us to grant incentive stock options under the 2010 Plan.

A copy of the 2010 Plan can be found in the accompanying Attachment A, and the following summary of the 2010 Plan’s material terms is qualified in its entirety by reference to the full text. Stockholders are urged to read the full 2010 Plan as set forth in Attachment A.

Summary of the 2010 Plan

The purpose of the 2010 Plan is to attract, motivate and retain the services of employees, consultants and non-employee directors by enabling them to participate in our growth and financial success through the ownership of equity-based awards, and to align their individual interests to those of our stockholders. The 2010 Plan will become effective only upon approval by our stockholders.

Size of the Share Pool. The 2010 Plan authorizes the issuance of 3,500,000 shares of our common stock. This includes the unused capacity that will be rolled-over from the 2001 Plan and that will become subject to the terms of the 2010 Plan. This pool of shares may be used for all types of awards under a fungible pool formula. This formula provides that the authorized share limit will be reduced by (a) one share for every one share subject to a stock option, stock appreciation right (“SAR”) or other similar award, and (b) 1.78 shares for every one share subject to a restricted stock award or other similar “full-value” awards.

Key Terms. The 2010 Plan authorizes the Compensation Committee (or, if our Board determines, another committee of independent directors of the Board, which in either case we will refer to in this proposal as the “Committee”) to grant awards and otherwise administer and interpret the 2010 Plan, and any award agreements and general programs adopted thereunder. The 2010 Plan also incorporates a broad range of other leading compensation and governance terms, including the following:

•	No Repricings Without Stockholder Approval. The 2010 Plan prohibits, without stockholder approval, both the amendment of any stock option or SAR to reduce its exercise price and the cancellation of a stock option or SAR in exchange for cash or for any other award that has a lower exercise price or that provides additional value to the holder of a stock option or SAR award.

•	No In-the-Money Grants. The 2010 Plan prohibits the grant of stock options or SARs with an exercise price less than the fair market value of a share of our common stock on the date of grant.

•	Limited Delegation. The Committee may only delegate administrative actions under the 2010 Plan to our officers, and in no event may any officer be delegated the authority to grant or amend awards.

•	Minimum Vesting Requirements. The minimum time-based vesting requirement for performance-based awards is one year, and non-performance-based awards are generally subject to a three year vesting period. The Committee may provide for an equal portion of a non-performance-based award to vest in annual installments during this vesting period. In addition, the 2010 Plan only permits the Committee to accelerate the vesting of an award in the event of a holder’s death, disability or retirement (though only as to employee holders), or upon a change in control.

•	Reissuance Restrictions. Shares that are tendered or withheld to satisfy the exercise price of an award or to cover tax withholding obligations may not be used again for new grants.

•	Limitations on Grants. The maximum number of shares with respect to which one or more awards may be granted to any one person in a given year is 1,000,000. The maximum amount of cash that may be paid to any one person in a given year with respect to one or more performance-based awards is $5,000,000.

Eligibility. All employees, non-employee directors and consultants of KB Home and its affiliates are eligible to receive awards under the 2010 Plan, as determined by the Committee or the Board. As of the date of this proxy statement, we have nine non-employee directors and approximately 1,000 employees and consultants who are eligible to participate in the 2010 Plan.

Administration. Unless the Board assumes the role of the Committee or otherwise limits the Committee’s authority, the Committee has the power to make grants of awards under the 2010 Plan, to determine the types, sizes, price, timing and vesting restrictions of awards, and to administer and interpret the 2010 Plan. The Committee shall also have the limited power to delegate certain of its powers and responsibilities under the 2010 Plan, subject to the restrictions described above, and only to the extent consistent with our equity-based award grant policy (as described below under the heading “Equity-Based Award Grant Policy”) and applicable law.

Types of Awards. The 2010 Plan authorizes the grant of stock options, shares of restricted stock, SARs, restricted stock units, stock payments and general performance-based awards. Following is a brief description of each type of award:

•	Stock Options. Stock options provide a holder with the right to acquire shares of our common stock for the exercise price stated in the award. There are two kinds of stock options: incentive stock options (as defined under Section 422 of the Code) and nonqualified stock options. The option exercise price of all stock options granted pursuant to the 2010 Plan will not be less than 100% of the fair market value of a share of our common stock on the date of grant. Stock options may vest and become exercisable as determined by the Committee, but in no event may a stock option have a term extending beyond the tenth anniversary of the date of grant. In addition, incentive stock options granted to any person who owns stock constituting more than 10% of our total voting power shall have an exercise price of not less than 110% of the fair market value of a share of our common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code may allow.

•	Restricted Stock. An award of restricted stock is a grant of shares of our common stock that is nontransferable and subject to forfeiture until certain conditions set forth in the award agreement are met. Conditions may be based on continuing service to us or achieving one or more performance goals or other criteria or a combination of criteria. During the restricted period, a holder of shares of restricted stock will have full rights with respect to such shares unless otherwise determined by the Committee, except that no dividends or distributions shall be payable on shares of restricted stock that are subject to the satisfaction of one or more performance goals until such goals are met, at which time accrued but unpaid dividends and distributions shall become payable to the holder.

•	SARs. SARs entitle a holder to receive an amount determined by multiplying (a) the difference between the fair market value of a share of our common stock on the date of exercise and the stated exercise price by (b) the number of shares subject to the award. Settlement of a SAR can be in cash or shares of our common stock (or a combination of both). The exercise price of all SARs granted pursuant to the 2010 Plan will not be less than 100% of the fair market value of a share of our common stock on the date of grant. SARs may vest and become exercisable as determined by the Committee, but in no event may a SAR have a term extending beyond the tenth anniversary of the date of grant.

•	Restricted Stock Units (“RSUs”). RSUs provide for the issuance to a holder of shares of our common stock or an equivalent cash value at a future date upon the satisfaction of specific conditions set forth in the award agreement. Conditions may be based on continuing service to us or achieving one or more performance goals or other criteria or a combination of criteria. RSUs generally will be forfeited if the applicable vesting conditions are not met. RSUs may be paid in cash, shares of our common stock or a combination of both. A holder of RSUs will not have any rights associated with any underlying shares until the vesting conditions are satisfied and shares of our common stock are actually issued.

•	Stock Payments. The 2010 Plan provides for the ability to make a payment of shares of our common stock (or a right to purchase shares) as part of a bonus, deferred compensation or other arrangement.

•	Performance-Based Awards. These awards may be granted in the form of cash bonus awards, stock bonus awards, performance awards or incentive awards that are paid in cash, shares of our common stock or a combination of both. The value of these awards will be linked to the achievement of one or more performance goals. In addition, the vesting or payout of any of the other types of awards that may be granted under the 2010 Plan may be made subject to the achievement of one or more performance goals.

Cancellation, Forfeiture, Expiration or Cash Settlement of Awards. If an award expires or is canceled, forfeited or settled for cash, then any shares subject to such award may, to the extent of such expiration, cancellation, forfeiture or cash settlement, be used again for new grants under the 2010 Plan. However, as noted above, any shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award may not be used again for new grants. Any shares that again become available for grant will be added back in the same manner in which they were initially deducted (i.e., one-for-one or 1.78-for-one).

Performance-Based Compensation. Awards may be granted to employees who are “covered employees” under Section 162(m) of the Code that are intended to be “performance-based compensation” so as to preserve the tax deductibility of the awards for federal income tax purposes. These performance-based awards may be either equity or cash awards, or a combination of both. Holders are only entitled to receive payment for a Section 162(m) performance-based award for any given performance period to the extent that pre-established performance goals set by the Committee are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria which are the same criteria our stockholders approved last year for our Annual Incentive Plan for Executive Officers:

•	Income/Loss (e.g., operating income/loss, EBIT or similar measures, net income/loss, earnings/loss per share, residual or economic earnings)

•	Cash Flow (e.g., operating cash flow, total cash flow, EBITDA, cash flow in excess of cost of capital or residual cash flow, cash flow return on investment and cash flow sufficient to achieve financial ratios or a specified cash balance)

•	Returns (e.g., on revenues, investments, assets, capital and equity)

•	Working Capital (e.g., working capital divided by revenues)

•	Margins (e.g., variable margin, profits divided by revenues, gross margins and margins divided by revenues)

•	Liquidity (e.g., total or net debt, debt reduction, debt-to-capital, debt-to-EBITDA and other liquidity ratios)

•	Revenues, Cost Initiative and Stock Price Metrics (e.g., revenues, stock price, total shareholder return, expenses, cost structure improvements and costs divided by revenues or other metrics)

•	Strategic Metrics (e.g., market share, customer satisfaction, employee satisfaction, service quality, orders, backlog, traffic, homes delivered, cancellation rates, productivity, operating efficiency, inventory management, community count, goals related to acquisitions, divestitures or other transactions and goals related to KBnxt operational business model principles, including goals based on a per-employee, per-home delivered or other basis)

With respect to particular performance-based awards, the Committee is permitted to make certain equitable and objectively determinable adjustments to the performance goals, provided that any awards that are intended to qualify as “performance-based compensation” must be made in accordance with the requirements of Section 162(m) of the Code. Upon certification of achievement of the performance goals for a particular performance period set forth in an award that is intended to qualify as “performance-based compensation,” the Committee may reduce or eliminate, but not increase, the amount specified in the original award. Generally, a holder of a performance-based award must be employed by or providing services to us throughout an applicable performance period in order to be eligible to receive any payment pursuant to an award that is intended to qualify as “performance-based compensation.”

Payment Methods. Holders may satisfy any payment obligations associated with awards with (a) cash or a check, (b) shares of our common stock issuable pursuant to the award or held for a sufficient period of time (and without encumbrances) and having a fair market value equal to the required payment, or (c) other acceptable property or legal consideration, as determined by the Committee.

Transferability. No award may be transferred other than to certain permitted transferees by will or the laws or descent and distribution or, with the consent of the Committee, pursuant to a domestic relations order.

Adjustments. Equitable adjustments to the terms of the 2010 Plan and any awards will be made as necessary to reflect any stock splits, spin-offs, extraordinary stock dividends or similar transactions.

Substitute Awards. The 2010 Plan provides for “substitute awards” to be issued if we assume or substitute awards under the 2010 Plan for outstanding equity awards previously granted by another company, whether in connection with a merger, combination, consolidation, acquisition or other corporate transaction. Certain equitable exceptions apply to the terms of the 2010 Plan in order to facilitate the issuance of such awards.

Amendment and Termination. The Board or the Committee may terminate, amend or modify the 2010 Plan. However, the additional approval of our stockholders will be required to (a) increase the number of shares of our common stock available for grant, (b) reduce the exercise price of any option or SAR, (c) cancel an option or SAR in exchange for cash or any other award that has a lower exercise price or that provides additional value to the holder, (d) materially modify the requirements for eligibility to participate in the 2010 Plan, (e) materially increase the benefits accruing to participants in the 2010 Plan, or (f) make other material changes that require stockholder approval under applicable stock exchange rules.

Term. No new awards may be granted under the 2010 Plan following the tenth anniversary of its approval by our stockholders.

Federal Income Tax Consequences

If a holder is granted a nonqualified stock option under the 2010 Plan, the holder should not have taxable income on the grant of the option. Generally, the holder should recognize ordinary income at the time of exercise in an amount equal to the fair market value of a share of our common stock at such time, less the exercise price paid. The holder’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the holder exercises such option. Any subsequent gain or loss generally will be taxable as a capital gain or loss. We generally should be entitled to a federal income tax deduction at the time and for the same amount as the holder recognizes ordinary income.

A holder of an incentive stock option will not recognize taxable income upon grant. Additionally, if the applicable employment-related requirements are met, the holder will not recognize taxable income at the time of exercise. However, the excess of the fair market value of our common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If any of the requirements for incentive stock options under the Code are not met, the incentive stock option will be treated as a nonqualified stock option and the tax consequences described above for nonqualified stock options will apply. Once an incentive stock option has been exercised, if the stock acquired upon exercise is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the excess of the fair market value on the date of exercise over the exercise price (less any diminution in value of the stock after exercise) will be taxed as ordinary income and we will be entitled to a deduction to the extent of the amount so included in the income of the holder. Appreciation in the stock subsequent to the exercise date will be taxed as long term or short term capital gain, depending on whether the stock was held for more than one year after the exercise date.

The current federal income tax consequences of other awards authorized under the 2010 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through an election under Section 83(b) of the Code); RSUs, stock-based performance awards and other types of awards are generally subject to tax at the time of payment based on the fair market value of the award on that date. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the holder recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to covered employees in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. Qualified “performance-based compensation” is disregarded for purposes of the deduction limitation. The 2010 Plan has been designed to meet the requirements of Section 162(m) of the Code, but it is possible that compensation attributable to awards under the 2010 Plan (when combined with all other types of compensation received by a covered employee from us or because of other factors) may not comply with all of the requirements of Section 162(m) of the Code, thereby preventing us from taking a deduction.

2010 Plan Benefits

No determination has been made as to the types or amounts of awards that will be granted to specific individuals under the 2010 Plan. Information on equity-based awards recently granted under our existing plans to each of our named executive officers is provided below under the headings “Summary Compensation Table” and “Grants of Plan-Based Awards During Fiscal Year 2009.” Information on equity-based awards recently granted under our existing non-employee director compensation plan to each of our non-employee directors is provided above under the heading “Director Compensation During Fiscal Year 2009.”

Vote Required

Approval of the 2010 Plan requires the affirmative vote of the majority of shares of common stock present or represented, and entitled to vote thereon, at the Annual Meeting. To meet NYSE listing standards, however, more than 50% of the outstanding shares of our common stock must cast a vote on this proposal.

Your Board recommends that you vote FOR this proposal to approve the KB Home 2010 Equity Incentive Plan.

Proposal 4:

Stockholder Proposal

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The Central Laborers’ Pension, Welfare and Annuity Funds, P.O. Box 1267, Jacksonville, IL 62651, the beneficial owner of 1,470 shares of our common stock, has notified us that it intends to present a proposal at the Annual Meeting. The proposal is set forth below, along with the recommendation of the Board that you vote AGAINST the proposal. We accept no responsibility for the accuracy of the proposal or the proponent’s supporting statement.

Stockholder Proposal

RESOLVED: That the shareholders of KB Home (“Company”) request that the Board of Director’s Executive Compensation Committee adopt a Pay for Superior Performance principle by establishing an executive compensation plan for senior executives (“Plan”) that does the following:

•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the Plan;

•	Establishes performance targets for each Plan financial metric relative to the performance of the Company’s peer companies; and

•	Limits payment under the annual and performance-vested long-term incentive components of the Plan to when the Company’s performance on its selected financial performance metrics exceeds peer group median performance.

Proponent’s Supporting Statement

We feel it is imperative that executive compensation plans for senior executives be designed and implemented to promote long-term corporate value. A critical design feature of a well-conceived executive compensation plan is a close correlation between the level of pay and the level of corporate performance. The pay-for-performance concept has received considerable attention, yet all too often executive pay plans provide generous compensation for average or below average performance. We believe the failure to tie executive compensation to superior corporate performance has fueled the escalation of executive compensation and detracted from the goal of enhancing long-term corporate value.

We believe that the Pay for Superior Performance principle presents a straightforward formulation for senior executive incentive compensation that will help establish more rigorous pay for performance features in the Company’s Plan. A strong pay and performance nexus will be established when reasonable incentive compensation target pay levels are established; demanding performance goals related to strategically selected financial performance metrics are set in comparison to peer company performance; and incentive payments are awarded only when median peer performance is exceeded.

We believe the Company’s Plan fails to promote the Pay for Superior Performance principle in several important ways. Our analysis of the Company’s executive compensation plan reveals the following features that do not promote the Pay for Superior Performance principle:

•	The company does not target total compensation at any particular level.

•	Substantial bonuses are paid if the company generates a pretax loss, as long as the loss is not more than $300 million.

•	No awards under the company’s long-term incentive plan are performance-vested.

•	The company does not disclose vesting schedules for SARs or phantom shares.

We believe a plan designed to reward superior corporate performance relative to peer companies will help moderate executive compensation and focus senior executives on building sustainable long-term corporate value. We urge shareholders to vote FOR our proposal.

Recommendation of the Board AGAINST the Proposal

Your Board recommends a vote AGAINST this proposal, which stockholders rejected by significant margins at both the 2008 annual meeting and the 2009 annual meeting. Your Board continues to believe that the proposal does NOT establish a pay-for-performance plan and, therefore, it does not serve the best interests of KB Home or its stockholders.

Your Board shares the proponent’s view that executive incentive compensation should appropriately reward performance that creates and sustains enterprise and stockholder value, and believes that KB Home’s current executive compensation philosophy and programs reflect an appropriate pay-for-performance orientation. These are discussed in detail below under the heading “Compensation Discussion and Analysis.”

By requiring KB Home to set incentive compensation targets “at or below peer group median,” however, your Board believes implementing this proposal would seriously undermine incentive pay’s role in promoting value creation for KB Home’s stockholders. Your Board also believes implementation of the proposal would severely impair KB Home’s ability to attract, motivate and retain high-caliber executive talent. Offering only average or below-average pay for delivering above-average results is extremely unlikely to provide an incentive for an individual to join or stay with KB Home, or motivate them to deliver superior results. This is particularly true in the current difficult operating environment for the homebuilding industry.

Your Board continues to believe this proposal fails to accomplish what its proponent asserts is a “critical design feature of a well-conceived executive compensation plan” – “a close correlation between the level of pay and the level of corporate performance.” In our view, limiting incentive compensation to a level below the level of performance required to earn it actually creates an unhealthy disconnect between pay and performance. Therefore, your Board believes the executive compensation approach in this proposal is clearly not “well-conceived” based on the proponent’s own standards.

Your Board believes that KB Home’s current executive compensation programs and practices, as further discussed below under the heading “Compensation Discussion and Analysis,” provide primarily performance-based pay consistent with the proponent’s compensation “principle,” while enabling KB Home to remain competitive in attracting, motivating and retaining quality executive talent and a solid management team. As a result, your Board does not believe that adopting this proposal is necessary or desirable for KB Home or its stockholders.

Vote Required

Approval of this stockholder proposal requires the affirmative vote of the majority of shares of common stock present or represented, and entitled to vote thereon, at the Annual Meeting. However, the proposal is a request to the Board to consider a matter. If the proposal passes, the Board may consider, in its business judgment, whether to take the requested action or not, but it is not legally obligated to do so.

Your Board recommends that you vote AGAINST this proposal.

Proposal 5:

Stockholder Proposal

◆

The New York City Employees’ Retirement System, the New York City Teachers’ Retirement System and the New York City Police Pension Fund, collectively the beneficial owners of 185,194 shares of our common stock, have notified us that they intend to present a proposal at the Annual Meeting. The proposal is set forth below, along with the recommendation of the Board that you vote AGAINST the proposal. We accept no responsibility for the accuracy of the proposal or the proponents’ supporting statement.

Stockholder Proposal

RESOLVED – the shareholders of KB Home recommend that the board of directors adopt a policy requiring that the proxy statement for each annual meeting contain a proposal, submitted by and supported by Company Management, seeking an advisory vote of shareholders to ratify and approve the board Compensation’s Committee Report and the executive compensation policies and practices set forth in the Company’s Compensation Discussion and Analysis.

Proponent’s Supporting Statement

Investors are increasingly concerned about mushrooming executive compensation especially when it is insufficiently linked to performance. In 2009, shareholders filed close to 100 “Say on Pay” resolutions. Votes on these resolutions averaged more than 46% in favor, and more than 20 companies had votes over 50%, demonstrating strong shareholder support for this reform.

Investor, public and legislative concerns about executive compensation have reached new levels of intensity. A 2009 report by The Conference Board Task Force on Executive Compensation, noting that pay has become a flashpoint, recommends taking immediate and credible action “in order to restore trust in the ability of boards to oversee executive compensation” and calls for compensation programs which are “transparent, understandable and effectively communicated to shareholders.”

An Advisory Vote establishes an annual referendum process for shareholders about senior executive compensation. We believe this vote would provide our board and management useful information about shareholder views on the company’s senior executive compensation especially when tied to an innovative investor communication program.

Over 25 companies have agreed to an Advisory Vote, including Apple, Ingersoll Rand, Microsoft, Occidental Petroleum, Hewlett-Packard, Intel, Verizon, MBIA and PG&E. And nearly 300 TARP participants implemented the Advisory Vote in 2009, providing an opportunity to see it in action.

Influential proxy voting service RiskMetrics Group, recommends votes in favor, noting: “RiskMetrics encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.”

A bill mandating annual advisory votes passed the House of Representatives, and similar legislation is expected to pass in the Senate. However, we believe companies should demonstrate leadership and proactively adopt this reform before the law requires it.

We believe existing SEC rules and stock exchange listing standards do not provide shareholders with sufficient mechanisms for providing input to boards on senior executive compensation. In contrast, in the United Kingdom, public companies allow shareholders to cast a vote on the “directors’ remuneration report,” which discloses executive compensation. Such a vote isn’t binding, but gives shareholders a clear voice that could help shape senior executive compensation.

We believe voting against the election of Board members to send a message about executive compensation is a blunt, sledgehammer approach, whereas an Advisory Vote provides shareowners a more effective instrument.

We believe that a company that has a clearly explained compensation philosophy and metrics, reasonably links pay to performance, and communicates effectively to investors would find a management sponsored Advisory Vote a helpful tool.

Recommendation of the Board AGAINST the Proposal

Your Board recognizes the importance of communicating with stockholders about executive pay. Because your Board believes this proposal would not enhance its interaction with stockholders, however, it recommends a vote AGAINST the proposal, which stockholders rejected at KB Home’s 2009 annual meeting.

Your Board takes stockholders’ views seriously and is committed to maintaining an open dialogue on KB Home’s business and affairs. In the past few years, your Board has adopted a number of corporate governance reforms in response to sound stockholder suggestions and as best practices. It has also enhanced the transparency of corporate governance processes and decision-making. For example, your Board believes the “Compensation Discussion and Analysis” below provides a considerable amount of information on KB Home’s executive pay philosophy, programs and determinations, and on the Board’s oversight of those subjects.

Stockholders have many ways to communicate directly to the Board and to management their specific ideas or concerns regarding executive pay or other matters. These include contacting the Board, the Compensation Committee, and/or individual directors through the Corporate Secretary, as described above under the heading “Corporate Governance Highlights,” and contacting KB Home’s investor relations professionals. Your Board believes these are effective channels for stockholders to fully express their views on executive pay or corporate governance.

As with last year’s proposal, the proponents do not explain how the proposed advisory vote would specifically benefit KB Home and its stockholders over current communication channels or otherwise strengthen KB Home’s corporate governance or the Board’s oversight of executive pay. After careful consideration, your Board believes the proposed “up-or-down” advisory vote would not be helpful because it would not provide useful information or actionable feedback. In addition, compared to the ways stockholders may currently communicate with the Board, your Board believes the proposed advisory vote (if adopted) could actually hinder constructive dialogue with stockholders about executive pay.

The outcome of an advisory vote would not identify the particular aspects of executive pay that stockholders like or don’t like, nor specify what should be changed, if anything. It would also not provide any information on why stockholders voted “for” or “against” the Compensation Committee’s Report and the executive compensation policies and practices set forth in the Compensation Discussion and Analysis. Without knowing the reasons for a particular outcome or having any way to assess the likely diverse, and possibly conflicting, stockholder preferences and motivations, your Board could not, consistent with its fiduciary duties to all stockholders, effectively respond to stockholders who voted one way or the other. Accordingly, your Board believes the proposed advisory vote would not help it or the Compensation Committee carry out their executive pay oversight role or improve KB Home’s corporate governance.

Moreover, given the significant legislative and regulatory momentum to establish a mandatory advisory vote for all U.S. public companies, your Board believes it is prudent and in the best interests of stockholders to evaluate adopting an advisory vote mechanism when definitive rules are established.

Vote Required

Approval of this stockholder proposal requires the affirmative vote of the majority of shares of common stock present or represented, and entitled to vote thereon, at the Annual Meeting. However, the proposal is a request to the Board to consider a matter. If the proposal passes, the Board may consider, in its business judgment, whether to take the requested action or not, but it is not legally obligated to do so.

Your Board recommends that you vote AGAINST this proposal.

Proposal 6:

Stockholder Proposal

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The New York City Fire Department Pension Fund and the New York City Board of Education Retirement System, collectively, the beneficial owners of 10,505 shares of our common stock, have notified us that they intend to present a proposal at the Annual Meeting. The proposal is set forth below, along with the recommendation of the Board that you vote AGAINST the proposal. We accept no responsibility for the accuracy of the proposal.

Stockholder Proposal

WHEREAS, in 2002, United States Congress, the Securities and Exchange Commission, and the stock exchanges, recognizing the urgent need to restore public trust and confidence in the capital markets, acted to strengthen accounting regulations, to improve corporate financial disclosure, independent oversight of auditors, and the independence and effectiveness of corporate boards; and

WHEREAS, we believe these reforms, albeit significant steps in the right direction, have not adequately addressed shareholder rights and the accountability of directors of corporate boards to the shareholders who elect them; and

WHEREAS, we believe the reforms have not addressed a major concern of institutional investors — the continuing failure of numerous boards of directors to adopt shareholder proposals on important corporate governance reforms despite the proposals being supported by increasingly large majorities of the totals of shareholder votes case for and against the proposals;

WHEREAS, the Board of Directors of our company has not adopted shareholder proposals that were supported by majority votes;

NOW, THEREFORE, BE IT RESOLVED: That the shareholders request the Board of Directors initiate the appropriate process to amend the Company’s governance documents (certificate of incorporation or by-laws) to establish an engagement process with the proponents of shareholder proposals that are supported by a majority of the votes cast, excluding abstentions and broker non-votes, at any annual meeting.

In adopting such a policy, the Board of Directors should include the following steps:

•	Within four months after the annual meeting, an independent board committee should schedule a meeting (which may be held telephonically) with the proponent of the proposal, to obtain any additional information to provide to the Board of Directors for its reconsideration of the proposal. The meeting with the proponent should be coordinated with the timing of a regularly scheduled board meeting.

•	Following the meeting with the proponent, the independent board committee should present the proposal with the committee’s recommendation, and information relevant to the proposal, to the full Board of Directors, for action consistent with the company’s charter and by-laws, which should necessarily include a consideration of the interest of the shareholders.

Recommendation of the Board AGAINST the Proposal

Your Board is committed to communicating with stockholders and being responsive to their concerns, and believes that it has established appropriate processes to consider all stockholder proposals. Your Board also believes that it has a demonstrated history of reaching out to stockholders on matters of corporate governance and in particular to stockholders whose proposals have received majority support. Accordingly, your Board believes this proposal to establish a rigid and formal engagement process is unnecessary and would not be in the best interests of stockholders.

The Nominating/Governance Committee, which is composed entirely of independent directors, carefully considers all stockholder proposals submitted for a vote at an annual stockholders meeting and makes recommendations to the Board on whether to adopt or oppose them (in whole or in part) based on the best interests of all stockholders. It also reconsiders stockholder proposals that receive majority or substantial support at an annual stockholders meeting. Applicable considerations include, among others (a) the appropriateness of the proposal, (b) applicable requirements of KB Home’s Certificate of Incorporation and By-laws, (c) existing and pending legal requirements, including requirements under applicable state corporate law, (d) potential fit or conflict with existing policies, procedures and practices, (e) the impact of implementing the proposal on KB Home’s overall operations, and (f) whether the proposal is likely to appropriately accomplish its stated goals and objectives. This evaluation process may include direct communication with a proponent, as the Nominating/Governance Committee believes is appropriate. Your Board believes the mandatory engagement process set forth in this proposal would not enhance its process for evaluating stockholder proposals.

In addition, stockholders have several ways to communicate with the Board, including contacting the Board through the Corporate Secretary (as described above under the heading “Corporate Governance Highlights”), and your Board welcomes any stockholder input on the proposals that are voted on at an annual stockholders meeting.

A critical concern about this proposal is that a proponent of a qualifying proposal may not represent the views of most stockholders, including those who cast a vote in favor of the proposal. Stockholders who vote in favor of a proposal may have very different reasons for doing so, which is not addressed by the proposed process. Moreover, your Board believes that all stockholders should have an equal opportunity to advocate and provide information in support of a stockholder proposal if they choose to do so. Special treatment for the proponent undercuts this equal opportunity commitment. This proposal would also effectively disenfranchise stockholders who exercise their legitimate right to affirmatively abstain from voting on a proposal, further demonstrating that this proposal would not serve the best interests of all stockholders.

Notwithstanding the proponent’s claims, your Board has proactively engaged with proponents of proposals that received majority support at an annual stockholders meeting. In 2008, your Board adopted a policy to limit senior executive severance benefits to 2.99 times base salary plus bonus in response to a proposal that received majority support at that year’s annual stockholders meeting. In shaping the executive severance policy, your Board, KB Home senior management and outside advisors sought the proponent’s input. In addition, with stockholder support, your Board has adopted a number of leading corporate governance reforms in the last few years, including eliminating “fair price” and supermajority voting provisions from KB Home’s by-laws, and electing a Non-Executive Chairman of the Board.

In 2009, the proponent of this proposal submitted a proposal to establish a non-binding advisory vote on named executive officer compensation. Although a majority of votes cast were in favor, the proposal failed to achieve the affirmative vote of the majority of shares of our common stock present and represented at the 2009 annual stockholders meeting, the applicable standard under our by-laws. Based on this outcome and given the significant legislative and regulatory momentum underway at the time of the 2009 meeting and through to the present time to establish a mandatory advisory vote for all U.S. public companies, your Board continues to believe that it is in the best interests of all stockholders to evaluate adopting an advisory vote mechanism when definitive rules are established. Given that context, and in light of your Board’s current approach to and history of considering stockholder proposals and reaching out to stockholders, your Board believes that the formal engagement process advocated by this proposal would have a needless adverse impact on Board-stockholder interaction with respect to corporate governance matters and should not be implemented.

Vote Required

Approval of this stockholder proposal requires the affirmative vote of the majority of shares of common stock present or represented, and entitled to vote thereon, at the Annual Meeting. However, the proposal is a request to the Board to consider a matter. If the proposal passes, the Board may consider, in its business judgment, whether to take the requested action or not, but it is not legally obligated to do so.

Your Board recommends that you vote AGAINST this proposal.

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Ownership of KB Home Securities

Ownership of Directors and Management

The following table shows, as of February 26, 2010, the beneficial ownership of our common stock by each current director and each of the current executive officers named below in the “Summary Compensation Table,” and by all current directors and executive officers as a group. Except as stated in footnote (d) to the table, beneficial ownership is direct and each director and executive officer has sole voting and investment power over his or her shares.

	Amount and Nature
	of Beneficial	Percent of
Non-Employee Directors	Ownership (a - e)	Class
Mr. Bollenbach	—	*

Mr. Burkle	1,000	*

Mr. Finchem	—	*

Mr. Jastrow	—	*

Mr. Johnson	—	*

Ms. Lora	2,043	*

Mr. McCaffery	—	*

Mr. Moonves	—	*

Mr. Nogales	7,400	*

Named Executive Officers

Jeffrey T. Mezger	2,539,416	2.81%

Wendy C. Shiba	20,930	*

William R. Hollinger	271,035	*

Wendy L. Marlett	131,951	*

Kelly K. Masuda	56,624	*

All current directors and executive officers as a group (16 people)	3,096,567	3.42%

(a)	Not shown in the table are the non-employee directors’ equity-based holdings under the Director Plan, which are shown above under the heading “Director Compensation,” and certain equity-based holdings of our named executive officers, which are shown below under “Grants of Plan-Based Awards During Fiscal Year 2009” and “Outstanding Equity Awards at Fiscal Year-End 2009.”

(b)	Included are shares of common stock that can be acquired within 60 days of February 26, 2010 through the exercise of stock options granted under our employee equity compensation plans in the following amounts: Mr. Mezger 2,179,023; Ms. Shiba 0; Mr. Hollinger 176,058; Ms. Marlett 53,200; and Mr. Masuda 45,000; and all current executive officers as a group 2,398,931.

(c)	Included are shares of restricted common stock in the following amounts: Mr. Mezger 0; Ms. Shiba 10,930; Mr. Hollinger 10,525; Ms. Marlett 7,287; and Mr. Masuda 5,668; and all current executive officers as a group 41,697.

(d)	Ms. Lora holds 2,043 shares of our common stock in a trust in which she and her spouse are trustees and sole beneficiaries and over which they jointly exercise voting and investment power.

(e)	Based on records available to us, Mr. Raymond P. Silcock, our former Executive Vice President and Chief Financial Officer, beneficially owned 30,000 shares of our common stock as of February 26, 2010. Mr. Silcock’s beneficial ownership is not included in the total shown in the above table.

*	Indicates less than one percent ownership.

Beneficial Owners of More Than Five Percent of Our Common Stock

The following table shows each person or entity known to us as of February 26, 2010 to be the beneficial owner of more than five percent of our common stock:

	Amount and Nature
	of Beneficial	Percent of
Name and Address of Beneficial Owner	Ownership	Class
FMR LLC and Edward C. Johnson 3d(a)	13,202,131	14.99%(b)

82 Devonshire Street

Boston, Massachusetts 02109

KB Home Grantor Stock Ownership Trust(c)	11,217,051	12.70%

Wachovia Executive Benefits Group

One West Fourth Street - NC 6251

Winston-Salem, North Carolina 27101

BlackRock, Inc., et al.(d)	6,181,658	7.02%(b)

40 East 52nd Street

New York, NY 10022

(a)	The stock holding information reported in the table above and in this footnote is based solely on an amendment to Schedule 13G dated February 16, 2010 that FMR LLC filed with the SEC to report beneficial ownership of FMR LLC and Mr. Edward C. Johnson 3d, FMR LLC’s Chairman, as of December 31, 2009. The shares are beneficially owned by the following direct or indirect wholly-owned subsidiaries of FMR LLC: (i) Fidelity Management & Research Company (13,025,495 shares), and (ii) Pyramis Global Advisors Trust Company (176,636 shares). FMR LLC and Mr. Edward C. Johnson 3d each have sole dispositive power as to all of the shares reported and, through control of Pyramis Global Advisors Trust Company, sole voting power as to 176,636 shares.

(b)	These percent of class figures are furnished in reliance on the respective Schedule 13G filings or amended Schedule 13G filings by FMR LLC and Edward C. Johnson 3d, and BlackRock, Inc.

(c)	The GSOT holds all of the shares of our common stock shown above per a trust agreement with Wachovia Bank, N.A., as trustee. The GSOT shares are held to help us meet certain obligations to employees under our employee benefit plans. Both the GSOT and the trustee disclaim beneficial ownership of the shares reported. The trustee has no discretion over the manner in which the GSOT shares are voted. Under the GSOT trust agreement, employees who hold unexercised options under our employee equity compensation plans will determine how the GSOT shares are voted.

The trustee will vote the GSOT shares as directed by those eligible employees who submit voting instructions for the shares. The number of GSOT shares as to which any one employee can direct the vote depends on how many employees submit voting instructions to the trustee. Employees who are also directors cannot vote GSOT shares; therefore, Mr. Mezger cannot direct the vote of any GSOT shares. If all eligible employees submit voting instructions to the trustee, the other named executive officers who are employed by us at the date of the Annual Meeting can direct the vote of the following amounts of GSOT shares: Ms. Shiba 369,316, Mr. Hollinger 1,274,431, Ms. Marlett 523,847, and Mr. Masuda 426,341, and all current executive officers as a group (excluding Mr. Mezger) 3,591,639. Under the GSOT trust agreement, votes on GSOT shares received by the trustee will be held in confidence and will not be disclosed to any person, including to us.

(d)	The stock holding information reported in the table above and in this footnote is based solely on a Schedule 13G dated January 29, 2010 that BlackRock, Inc., a parent holding company, filed with the SEC to report beneficial ownership as of December 31, 2009. Of the amount reported as beneficially owned, BlackRock, Inc. subsidiaries specified in the Schedule 13G, collectively, had sole voting power as to 6,181,658 shares of our common stock and had sole dispositive power as to 6,181,658 shares.

Stock Ownership Requirements

We have established stock ownership requirements for our non-employee directors and senior management to better align their interests with those of our stockholders. Our Corporate Governance Principles require each of our non-employee directors to own at least $250,000 in value of our common stock or common stock equivalents within five years of joining the Board. For these purposes, a common stock equivalent means any instrument granted to a non-employee director as compensation for the director’s service on the Board reflecting the right to receive a share of our common stock (other than by means of a right to purchase) or a cash payment equal to the value of a share of our common stock.

Our Executive Stock Ownership Policy applies to members of our senior management team and requires executives at various levels to own from 6,000 to 150,000 shares, depending on position. Executives are expected to demonstrate meaningful progress toward satisfying their ownership requirement and to comply fully within five years of becoming subject to the policy, or be subject to consequences for non-compliance. The policy, as applied to our named executive officers, is discussed in additional detail below under the heading “Equity Stock Ownership Policy.”

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Executive Compensation

Management Development and Compensation Committee Report

The Management Development and Compensation Committee of the Board of Directors has reviewed and discussed the following “Compensation Discussion and Analysis” with KB Home management. Based on this review and discussion, the Management Development and Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

Management Development and Compensation Committee
Michael G. McCaffery, Chair
Stephen F. Bollenbach
Timothy W. Finchem
Luis G. Nogales

Compensation Discussion and Analysis

Overview of Executive Compensation and Benefit Programs and Decision-Making Process

The primary objectives of our executive compensation and benefit programs are to attract, motivate and retain a talented management team to execute our KBnxt operational business model. We believe the core Built-to-Ordertm principles of our KBnxt operational business model and our related strategic initiatives provide us with a distinct competitive advantage over other homebuilders. Within this framework, we design named executive officer (“NEO”) and other senior executive compensation and benefits to reward individual contributions to the achievement of our KBnxt strategic goals and sustainable enterprise value. We believe this approach establishes a clear alignment of executive and stockholder interests. In addition, the Compensation Committee will adjust NEO and other senior executive compensation and benefits to the extent it believes is appropriate to take into account recent and expected overall company performance, and broader industry and economic conditions.

Executive Compensation Decisions – Participants, Factors, Component Mix, and Data Sources

Participants and Roles

Compensation Committee:

•   With support from our management and outside advisors, oversees our executive compensation and benefit programs, including our arrangements with our CEO, other NEOs and other senior executives.

• Annually reviews and approves the compensation of our CEO, other NEOs and other senior executives based on an evaluation of their performance against pre-approved goals and other factors.
Independent Compensation Committee Consultant – Semler Brossy:
• Provides advice and perspective to the Compensation Committee on executive and non-employee director compensation and benefits.
• To maintain its independence and avoid any conflict of interests, may not work directly for our management unless the Compensation Committee pre-approves the work, including fees.
CEO and Senior Human Resources and Legal Management:

•   At the Compensation Committee’s request, provides recommendations, input and support on compensation and benefit program design and implementation, and compliance and disclosure requirements. At least annually, our CEO reviews and discusses with the Compensation Committee the overall performance of our senior executive management, excluding himself, and makes recommendations as to their compensation and benefits.

• Has retained a compensation consultant, Towers Perrin, for the purpose of providing compensation and benefits related information, analysis and support.

Executive Compensation Decisions – Participants, Factors, Component Mix, and Data Sources (continued)

Key Factors	These factors are considered subjectively and no one factor is specifically given more weight than another.
• Each executive’s specific roles, responsibilities, performance, experience, and skill set.
• The market for comparable jobs.
• The existing and expected business environment.
• Our overall financial and operational results.

Component Mix

The Compensation Committee uses its own judgment in approving compensation and benefit components and levels for each of our NEOs and other senior executives, and does not follow any set formula or set a specific allocation as to any one component. Through this subjective approach, the Compensation Committee generally takes into account (a) the key factors described above; (b) the data sources described below; and (c) the totality of compensation that may be paid through base salary and annual and long-term incentives.
The Compensation Committee’s intent is to calibrate compensation and benefit components so that the overall compensation they may provide to an executive is in line with what the Compensation Committee believes is appropriate. As a result, and because the Compensation Committee has generally weighted NEO and senior executive compensation significantly toward variable, performance-based annual and long-term incentives to align it with stockholder interests, each such executive’s compensation can vary from year-to-year and from other executives’ compensation in any year. To reflect the CEO’s key role in setting and executing long-term business strategies, the Compensation Committee has awarded the CEO a greater proportion of long-term incentives and greater overall compensation compared to our other senior executives.

Data Sources

Semler Brossy, our CEO and our senior human resources management provide the Compensation Committee with data to consider when making compensation decisions. Each data source assists the Compensation Committee in making compensation decisions, and no one source is specifically given more weight than another. The Compensation Committee, however, considers individual performance evaluations as a more important input than tally sheet and survey data.

•   Tally Sheets. Our management typically provides the Compensation Committee with a tally sheet for each member of our senior executive management at the beginning of each fiscal year, and may do so at other times in connection with senior executive management compensation decisions. Depending on when they are provided, the tally sheets may contain up to five years of data on various compensation and benefit components, including base salary and annual and long-term incentives.

•   General Market and Peer Group Data. Our peer group – which is listed below – consists of other high production home building companies. The Compensation Committee uses peer group and general industry market survey data to get a general sense of whether our executive compensation is reasonable and competitive with the compensation paid to executives with similar responsibilities at companies both within and outside the homebuilding industry that we consider to be similar to us based on revenues and nature of operations. The Compensation Committee does not, however, benchmark or target executive compensation and benefits at any specific level within a general industry or our peer group.

•   CEO Employment Agreement. The terms of our CEO’s compensation are governed by his Employment Agreement. Under the Employment Agreements, our CEO is to be paid an annual salary of no less than $1 million. He is also eligible to receive an annual incentive and entitled to participate in our long-term incentive compensation arrangements on terms and conditions that are no less favorable than those that apply to our other senior executives. The Board believes the Employment Agreement provides compensation that is in line with CEO compensation practices in the homebuilding industry. Our CEO is the only NEO with whom we have an employment agreement.

Peer Group
Like us, our peers are engaged in high production home building. Our annual revenues approximate the group median.	• Beazer Homes • D.R. Horton • Hovnanian Enterprises • Lennar Corporation	• MDC Holdings • NVR Incorporated • Pulte Homes • Ryland Group	• Standard Pacific • Toll Brothers

Compensation in Context: Fiscal Year 2009

In our 2009 fiscal year, general economic conditions remained weak and we continued to face challenging and volatile business conditions. Amid significant uncertainty regarding the timing and extent of any meaningful rebound in many housing markets and the overall economy, our primary strategic goals for the year were generating cash and maintaining a strong balance sheet; restoring the profitability of our homebuilding operations; and positioning our business to capitalize on a housing market recovery when it occurs. We believe we made substantial progress in 2009 towards achieving each of these goals.

We sustained the financial strength and flexibility we had entering 2009, ending the year with $1.29 billion of cash, cash equivalents and restricted cash and a lower overall debt level compared to year-end 2008. With regard to profitability, we significantly narrowed our net loss to $101.8 million in 2009 from $976.1 million in 2008, despite the difficult market conditions. With regard to positioning our business for future growth, we continued our nationwide roll-out of affordable, value-engineered new product designs, particularly our The Open Series line, which helped us generate a year-over-year increase in net orders compared to our 2008 results. We also strategically re-entered the Washington, D.C. metropolitan market and continued to adjust our operational infrastructure to focus resources on the markets we see as having strong long-term growth prospects. Our Annual Report provides further details on our 2009 fiscal year performance. Given the tough and uncertain business conditions, we structured our 2009 executive compensation and benefit programs to retain and motivate, in a cost-effective manner, our senior executive management team to promote optimal execution on our primary strategic goals. Below is additional information and analysis regarding our 2009 programs and the specific arrangements we have with our NEOs.

NEO Compensation for the 2009 Fiscal Year

NEO Compensation and
Benefit Components	Description/Purpose
Base Salary	Semi-monthly cash payments that provide competitive fixed income for performance of day-to-day position responsibilities.

Annual Incentives	Lump sum cash payments made after a relevant fiscal year to build accountability and reward achievement of annual business goals.

Long-Term Incentives	Stock- or cash-settled common stock options/SARs/restricted stock/phantom shares that are designed to promote retention and align executive compensation and stockholder value creation over a multi-year time period.

Executive Health Benefits	Provide 100% reimbursement of qualified out-of-pocket medical, dental and vision expenses.

Executive Death Benefits	Provide a death benefit to an executive’s beneficiary through a Death Benefit Only Plan through company-owned life insurance policies. That plan was closed to new participants in 2004 and now the benefit is provided through company-paid term life insurance.

Deferred Compensation Plan	Permits deferred receipt of earned compensation into a non-qualified savings plan similar to our 401(k) Savings Plan; we match dollar-for-dollar deferrals under this plan and our 401(k) Savings Plan up to a total of six percent of base salary.

Retirement Plan (closed)	Provides an annuity benefit after retirement; not all NEOs participate in the plan and no participants have been added to the plan since 2004.

Mix and Levels of NEO Compensation Components

Base Salaries. Base salary is a fixed element of compensation for our CEO and our other NEOs. The Compensation Committee annually reviews and may approve NEO base salary adjustments based on a number of factors, including each NEO’s experience and specific responsibilities; individual performance and expectations; our current and expected financial and operational results; equity of salary relative to our executives who are at the same internal management level; market rates to ensure competitiveness; our general budgetary guidelines for base salary increases as set by the Compensation Committee; and our overall financial and operational results. Based on its subjective weighing of these considerations, the Compensation Committee maintained our salary levels at the 2008 rates for all NEOs as well as other senior management. The CEO recommended, and the Compensation Committee agreed, that salary increases for 2009 would be made only to retain non-executive employees and consist only of market-level merit increases or adjustments to address below-market salaries.

Annual Incentives. For 2009, each of our NEOs, except Mr. Silcock, was eligible for an annual incentive if at least one of two objective performance goals was achieved. The Compensation Committee, however, had the discretion to reduce or eliminate the actual payout of annual incentives based on our overall performance, an NEO’s individual performance, or other factors, including the factors described above under the heading “Executive Compensation Decisions – Participants, Factors, Component Mix, and Data Sources.” In approving the terms of the annual incentives for our NEOs, which was done at the beginning of 2009, the Compensation Committee sought to balance the need to retain and appropriately motivate our NEOs with the objective of containing overall compensation expense given the business environment. These annual incentives are described below. Mr. Silcock, who joined us in September, was eligible for a guaranteed bonus, as described below under the heading “Guaranteed Bonus.”

Each NEO was eligible to receive an annual incentive only if (a) our pretax loss did not exceed $350 million for 2009, excluding inventory impairments and other non-recurring items, or (b) our operating cash flow for 2009 was equal to or above negative $100 million, with the achievement of each of these independent performance goals determined in accordance with U.S. generally accepted accounting principles. If neither goal was achieved, our NEOs were not eligible to receive any annual incentive payout. If either performance goal was achieved, each NEO, except for Ms. Marlett, was eligible to receive their respective maximum annual incentive payout, subject to the Compensation Committee exercising downward discretion (as described above under the heading “Annual Incentives”) in determining the actual payout relative to each NEO’s respective threshold, target and maximum payout levels, which are described below. For Ms. Marlett, if either performance goal was achieved, she was eligible to receive an annual incentive payout in relation to her threshold, target and maximum payout levels described below based primarily on our actual pretax earnings and cash flow results and in part on her personal performance, subject to the Compensation Committee exercising downward discretion in determining the actual payout. Ms. Marlett’s annual incentive was structured differently from the other NEOs’ because she was not a designated executive officer at the time the Compensation Committee approved annual incentives for 2009. The structure of Ms. Marlett’s annual incentive was consistent with those the Compensation Committee approved for executives at her internal management level.

The Compensation Committee approved the performance goals to match the NEOs’ annual incentives to our 2009 strategic goals of generating cash and maintaining a strong balance sheet and restoring the profitability of our homebuilding operations. The specific parameters of each performance goal were based on our outlook at the time the annual incentives were approved, which reflected our expectations of an extremely difficult and volatile housing market and recessionary economic conditions throughout 2009. In addition, our corresponding strategic initiatives contemplated lower overall homes delivered and revenues compared to prior years as a result of repositioning and streamlining our operations and our nationwide roll-out of new product designs. Based on this outlook, the Compensation Committee determined that each of the performance goals was substantially uncertain to be met and would, to the extent achieved, represent a strong performance result for the year.

For the 2009 annual incentives, the Compensation Committee approved potential threshold, target and maximum payout levels for our CEO and for each of our NEOs equal in each case to a specified percentage of their annual base salary. For our CEO, the payout levels were 50%, 200% and 400%, respectively. For

Ms. Shiba, the payout levels were 23%, 90% and 180%, respectively. For Messrs. Hollinger and Masuda, the payout levels were 20%, 80% and 160%, respectively. For Ms. Marlett, the payout levels were 20%, 80% and 148%, respectively. The annual incentive payout levels for our NEOs corresponded to each executive’s respective internal management level. The Compensation Committee believes the relatively higher potential payouts that it approved for our CEO’s annual incentive compared to the annual incentives it approved for our other NEOs appropriately reflect Mr. Mezger’s unique and critical role in setting and directly overseeing the implementation of our overall operating strategy and significant related strategic initiatives, his broader responsibilities for driving our overall financial and operational performance, and his wide-ranging internal and external duties across all areas of our business.

The Compensation Committee determined that both objective performance metrics for the 2009 NEO annual incentives were achieved, with a 2009 pretax loss, excluding inventory impairments and other non-recurring items, of $67.2 million and 2009 operating cash flow of $349.9 million. Based on these results, each NEO was eligible for an annual incentive payout at the NEO’s respective maximum payout level as follows: Mr. Mezger $4.0 million; Ms. Shiba $822,600; Mr. Hollinger $584,000; Ms. Marlett $481,000; and Mr. Masuda $496,000. The maximum payout amount for Ms. Marlett also includes her achieving the personal performance component of her annual incentive, as further discussed in the paragraph below.

In approving the NEOs’ actual annual incentive payouts, the Compensation Committee on a subjective basis took into account the strong performance we achieved relative to the goals set at the beginning of the year and also determined that each NEO delivered strong individual performance in a challenging business environment. With respect to Mr. Mezger, the Compensation Committee, with the Board’s approval, considered the significant and effective leadership he provided in directing the progress made towards achieving our key strategic goals for 2009, which encompassed, among other things, implementing a successful nationwide roll-out of new product designed to meet current homebuyer needs and interests; measurably improving profit margins and maintaining balance sheet strength and flexibility by managing and reducing costs, land inventory and debt levels; and positioning the organization, geographically and operationally, to achieve future growth as housing market conditions improve.

For our NEOs other than our CEO, the Compensation Committee, based in large part on the CEO’s evaluation of them, found that Ms. Shiba provided excellent oversight of our governance, ethics and compliance programs and significant support to the achievement of key financial and operational initiatives, and successfully resolved a number of material litigation matters; Mr. Hollinger provided critical leadership and oversight of our accounting and financial reporting process in serving as our principal financial officer for most of the year, in addition to his duties as our Chief Accounting Officer; Mr. Masuda played a key role in restructuring our debt to reduce the overall amount and extend its maturity, and in helping us to maintain a strong and liquid balance sheet; and Ms. Marlett successfully led our sales and marketing organization to achieve year-over-year net order growth and drove the consumer launch of our new product and new communities, which were instrumental in our 2009 results. Ms. Marlett was determined to have achieved the maximum potential payout under the personal performance component of her annual incentive, and this is reflected in the amount noted above for Ms. Marlett. The Compensation Committee did not apply any specific weighting or formula with respect to the foregoing considerations in determining our NEOs’ final annual incentive payouts.

Despite the strong operational and individual performance in 2009, given our overall financial results for the year and business conditions, the Compensation Committee used its discretion to reduce the annual incentive payouts to our NEOs to the following amounts: Mr. Mezger $2,750,000; Ms. Shiba $411,300; Mr. Hollinger $390,000; Ms. Marlett $300,000; and Mr. Masuda $250,000.

Guaranteed Bonus. Mr. Silcock received a guaranteed bonus of $200,000 for the 2009 fiscal year that was agreed to when he was hired in September.

Long-Term Incentives. We provide long-term incentives to our NEOs that consist primarily of grants of equity-based vehicles settled in cash or stock. Because these awards vest over a three-year time horizon and the value of these incentives is tied to the share price of our common stock, we believe they are performance-based and establish an alignment of NEO and stockholder interests over a long-term horizon. Other objectives the Compensation Committee considered in deciding on the grant vehicles and parameters for our 2010 fiscal year long-term incentives included that the plan be sustainable over time and varied market conditions; reward recipients for strong performance in delivering financial and operational results that drive stockholder value creation while reflecting expected position-based contributions and responsibilities; and balance and align stockholder and management interests. These other objectives are reflected in the types and mix of long-term incentives granted and the vesting conditions applied to the grants, as described below. We typically grant long-term incentives in October each year, in conjunction with a regularly scheduled Compensation Committee meeting, for the following fiscal year. Accordingly, the 2010 fiscal year long-term incentives were granted in October 2009.

In 2007 and 2008, the Compensation Committee granted to our NEOs cash-settled SARs and phantom shares as long-term incentives because at the time the grants were made there were a limited number of shares of common stock that were available for grant under our existing stockholder-approved equity compensation plans. Except for their cash-settled payout, the SARs and phantom shares granted in 2007 and 2008 mirror the attributes of common stock options and shares of restricted common stock, respectively. With the return in 2009 of a significant number of shares to our existing stockholder-approved equity compensation plans, as discussed in our Annual Report, the Compensation Committee granted 2010 fiscal year long-term incentives to our NEOs and other senior executives and employees in the form of common stock options and shares of restricted common stock.

As with the annual base salaries and annual incentives it approved for 2009, the Compensation Committee determined that the 2010 fiscal year long-term incentives should be oriented to emphasize, in a cost-effective manner, the retention and motivation of our top executive talent, those who are critical in driving long-term, sustainable value for our stockholders. In reaching this determination, the Compensation Committee considered that the retention value of our past long-term incentive awards is very low given the sustained downturn in the homebuilding industry and the general economy. This downturn has caused the price of our common stock to fall significantly below the exercise price of most of our outstanding employee stock options. The Compensation Committee also considered that our executives did not exercise options when they could, but instead held options through the downturn. The Compensation Committee believes it is appropriate for executives to have a stake in our long-term success that aligns with rebuilding our market value. To address these circumstances and promote retention while containing compensation expense, the Compensation Committee approved 2010 fiscal year long-term incentives at grant date values that roughly approximated the grant date values for the 2009 fiscal year long-term incentives, although the NEO grants were all slightly less than those made a year ago.

Based on these considerations and objectives, the Compensation Committee, with input from Semler Brossy and our CEO (as to our other NEOs and other senior management), granted to our NEOs a combination of common stock options and shares of restricted common stock. The specific amounts granted to our CEO and to the other NEOs are shown below under the heading “Grants of Plan-Based Awards During Fiscal Year 2009.”

For each NEO, the number of 2010 fiscal year long-term incentives granted was based on the fair value of the award on the grant date, October 1, 2009, and on a total value the Compensation Committee approved for the NEO, of which, except for our CEO (as discussed below), 75% was allocated to common stock options and 25% was allocated to shares of restricted common stock. The Compensation Committee approved the 75%/25% allocation between common stock options and shares of restricted common stock to establish a strong link between the NEOs’ and stockholders’ interests in long-term value creation as the value of each common stock option increases with increases in the share price of our common stock. At lower management levels, to promote retention the allocation between common stock options and shares of restricted common stock was weighted more towards shares of restricted common stock (from 50% to 100% of the overall grants to individual recipients) and restricted cash grants at the lowest levels of management participants.

Mr. Mezger’s long-term incentive value was set at $3,500,000 based on the Compensation Committee’s view that it would appropriately compensate and motivate Mr. Mezger to continue to provide effective leadership and strong performance in developing and executing our long-term business strategy during the current housing market downturn, as the Compensation Committee felt he had in 2009 (see discussion above under the heading “Annual Incentives” with respect to the determination of Mr. Mezger’s 2009 annual incentive payout). Mr. Mezger’s long-term incentive consisted solely of stock options based on the Compensation Committee’s determination that they provide, compared to other equity-based instruments, the best alignment of his interests with those of our stockholders’ to meet the present challenges for the homebuilding industry and to enhance our performance relative to other homebuilders over the longer term.

For our other NEOs, the Compensation Committee considered a total long-term incentive value set within a range of 100% to 200% of current base salary based on their internal management level. Within this range, the Compensation Committee subjectively approved a dollar value for each NEO based on a number of factors, including the above-described objectives for the 2010 long-term incentives, the NEO’s individual current and expected future performance and role, overall potential compensation cost, and the factors described above under the heading “Executive Compensation Decisions – Participants, Factors, Component Mix, and Data Sources.” Based on these considerations, the Compensation Committee approved for each NEO other than our CEO the following total long-term incentive values: Ms. Shiba $675,000; Mr. Hollinger $650,000; Ms. Marlett $450,000; Mr. Masuda $350,000; and Mr. Silcock $1,200,000 (which he forfeited upon his termination of employment with us).

As with the 2009 fiscal year long-term incentives, all 2010 fiscal year long-term incentives were granted without performance-vesting requirements. This is largely because the Compensation Committee believed it could not set meaningful and sustainable long-term performance targets due to a continued uncertain outlook for the housing market and the overall economy. Given the importance of motivating and retaining top executive talent in a difficult business environment, and the Compensation Committee’s view that common stock options are inherently performance-based and performance-motivating incentives that appropriately align the interests of executives and stockholders, the Compensation Committee determined that performance-vesting requirements would not be productive in driving financial and operational results over the performance period for the 2010 fiscal year long-term incentives.

CEO Performance Shares. On July 12, 2007, the Compensation Committee granted to Mr. Mezger under his Employment Agreement a long-term incentive award of 54,000 performance shares. The performance shares were to vest, if at all, based on our total stockholder return (“TSR”) over a three-year measurement period ending November 30, 2009, relative to our peer group, as shown in the chart below. Payouts are linearly interpolated between the percentiles indicated below.

Payout as a Percentage of
Relative TSR Percentile Ranking	Performance Shares Granted

Below the 25th percentile	0%
25th percentile	25%
50th percentile	100%
75th percentile and above	150%

On January 21, 2010, the Compensation Committee determined that our TSR for purposes of the performance shares fell into approximately the 46th percentile. Accordingly, the Compensation Committee approved Mr. Mezger’s vesting in 48,492 shares of the total 54,000 performance shares originally granted. The amount of any cash dividends that were paid on our common stock during the three-year performance period, were equally and contemporaneously paid to Mr. Mezger on the 54,000 performance shares.

To further strengthen the alignment of our CEO’s interests with those of our stockholders, the Compensation Committee has adopted a policy to make the vesting of a majority of any future grants of equity compensation to our CEO contingent on the achievement of one or more long-term objective performance metrics. The metrics may include earnings growth and cash flow or any of the other performance criteria provided in the proposed KB Home 2010 Equity Incentive Plan, which are described above under the heading “Proposal 3: Approve the KB Home 2010 Equity Incentive Plan – Performance-Based Compensation.”

Benefits. The majority of our health and welfare benefits are made available to all full-time employees, including our NEOs. During 2009, as in years past, our NEOs also received a supplemental benefit that reimburses them for any qualified out-of-pocket medical, dental and vision expenses which exceed amounts payable under the medical, dental and vision plans. In addition, our NEOs were provided with certain death benefits and participated in our Deferred Compensation Plan and Retirement Plan, each as described below under the heading “Post-Termination Arrangements.” These benefits are offered to attract key executive talent and to promote retention. Mr. Mezger participates in a program under which he is credited with a specific number of vacation hours that remains fixed throughout his employment with us, regardless of actual vacation time taken. When his employment with us ends, he is entitled to receive a payout of these vacation hours that is based on his then-current annual base salary.

Perquisites. In 2007, we discontinued substantially all perquisites to our NEOs, including automobile allowances, company-paid automobile fuel cards, and reimbursement of expenses for automobile insurance, annual financial planning and tax preparation services, and one-time estate planning services. On a few occasions in 2009, family members accompanied NEOs on business trips on a company-chartered aircraft; however, we did not incur any additional incremental cost for this travel. In one instance in 2009, a portion of a company-chartered aircraft business trip for our CEO was deemed to be for a personal purpose, and we incurred an incremental cost of $11,568 for this travel. From time to time, we also made available to our employees, including our NEOs, for their personal use, tickets to certain sporting events purchased as a season subscription for business purposes. We did not incur any additional incremental costs with such use and we have discontinued the practice. In connection with Ms. Shiba’s hiring and relocation from Cleveland to Los Angeles, we agreed to pay for certain relocation expenses and to provide her with a monthly housing cost differential amount through December 2008. In 2009, Ms. Shiba received $86,763 under this arrangement. This amount includes reimbursements related to the sale of her home in Cleveland. In connection with Mr. Silcock’s hiring and relocation from Connecticut to Los Angeles in September 2009, we agreed to reimburse his relocation expenses in accordance with our internal policies and to provide him an allowance of $5,000 per month for temporary housing for up to six months. In 2009, Mr. Silcock received $4,570 under this arrangement.

Post-Termination Arrangements

Severance Arrangements. Mr. Mezger’s Employment Agreement provides him with certain severance benefits, discussed below under the heading “Potential Payments upon Termination of Employment or Change in Control.”

Following a review of executive severance policies at peer homebuilding companies and other similarly sized public companies, the Compensation Committee adopted an Executive Severance Plan in 2007 for non-change in control situations. All of our current NEOs participate in the plan. The plan provides a specified severance benefit ranging from one to two times salary and bonus depending on a participant’s internal management level, as discussed further below under the heading “Potential Payments upon Termination of Employment or Change in Control.”

In July 2008, following stockholder approval of an advisory proposal, we adopted a policy under which we will obtain stockholder approval before paying severance benefits to an executive officer under a future severance arrangement in excess of 2.99 times the executive officer’s then-current base salary and target bonus. Future severance arrangements do not include severance arrangements existing at the time we adopted the policy or any severance arrangement we assume or acquire unless, in each case, the severance arrangement is changed in a manner that materially increases its severance benefits. We adopted this policy to underscore our intent to continue to remain below the 2.99 times limit in our future severance arrangements.

Other Payments Due Upon Termination of Employment and/or a Change in Control. In addition to the severance arrangements mentioned above, we maintain a Change in Control Severance Plan (“CIC Plan”) that provides participants with certain severance benefits upon a change in control and accelerated vesting of equity awards and benefits under our Death Benefit Only Plan (if a participant also participates in that plan). All of our current NEOs participate in the CIC Plan. The objectives of the CIC Plan are to enable and encourage our management to focus its attention on obtaining the best possible deal for our stockholders in a change in control scenario and to make objective evaluations of all possible transactions, without being distracted by the possible impact such transactions may have on job security and benefits; to promote management continuity; and to provide income protection in the event of involuntary loss of employment. In addition, in the event we experience a change in control, there is accelerated vesting of any unvested benefits under our Deferred Compensation Plan and our Retirement Plan, each of which is discussed below under the heading “Retirement Programs,” and certain of our employee benefit plans, including our equity compensation plans. The payments to which our NEOs may be entitled on termination of their employment and/or if we experience a change in control is further discussed below under the heading “Potential Payments upon Termination of Employment or Change in Control.”

Death Benefits. Our Death Benefit Only Plan, in which Messrs. Mezger and Hollinger and Ms. Marlett participate, provides a death benefit to the participant’s designated beneficiary of $1 million (plus an additional gross-up amount sufficient to pay taxes on the benefit and the additional amount). We closed the Death Benefit Only Plan to new participants beginning in 2004, and only term life insurance, with a $750,000 benefit level payable to an executive’s designated beneficiaries, has been made available to incoming eligible executives. We maintain this term life insurance benefit for Ms. Shiba and Mr. Masuda, and provided it to Mr. Silcock during 2009. We also maintain a life insurance death benefit for Mr. Mezger of $400,000.

Retirement Programs. Our 401(k) Savings Plan, a qualified defined contribution plan, is the only program we offer to all full-time employees that provides post-employment benefits. Our current NEOs and certain other senior executives also participate in an unfunded nonqualified Deferred Compensation Plan, which allows pretax contributions of base salary and annual incentive compensation. We provide a dollar-for-dollar match of Deferred Compensation Plan and 401(k) Savings Plan contributions of up to an aggregate amount of six percent of a participant’s base salary. NEO deferrals under the Deferred Compensation Plan are shown below under the heading “Non-Qualified Deferred Compensation During Fiscal Year 2009.” We offer the Deferred Compensation Plan to give participating executives the ability to defer amounts above the contribution limits applicable to our 401(k) Savings Plan.

We maintain a Retirement Plan for certain executives that has been closed to new participants since 2004. Messrs. Mezger and Hollinger and Ms. Marlett participate in the Retirement Plan. The Retirement Plan provides each vested participant with a specific annual dollar amount for 20 years commencing following the later of the participant’s reaching age 55; the tenth anniversary of the date the participant commenced his or her participation; or the termination of the participant’s employment with us. Mr. Mezger’s original annual benefit amount under the Retirement Plan was $450,000. For the other NEO participants, the original annual benefit amount under the Retirement Plan was $100,000. For each participant, the annual benefit amount is increased by the same annual cost-of-living adjustments that are applied to federal social security benefits, starting with the plan year ending November 30, 2006. Vesting generally requires five years of participation and, once vested, the participant is entitled to his or her full benefit. Details of NEO participation in the Retirement Plan are provided below under the heading “Pension Benefits During Fiscal Year 2009.”

Other Material Tax and Accounting Implications of the Executive Compensation Program

Section 162(m) of the Code generally disallows a tax deduction for compensation over $1 million paid to our highest paid executives unless it is qualifying performance-based compensation. We generally design compensation plans in order to maintain federal tax deductibility for executive compensation under Section 162(m) of the Code, and the Compensation Committee considers the potential Section 162(m) impact when approving the compensation paid to our NEOs. The Compensation Committee recognizes the need to balance tax deductibility benefits with the need to provide effective compensation packages that enhance enterprise and stockholder value creation, however, and will approve compensation that may not be deductible under Section 162(m) of the Code where it believes it is in our and our stockholders’ best interests to do so.

Other Compensation Policies

Equity Stock Ownership Policy. We have had an executive stock ownership policy since 1998. It is designed to encourage, and has encouraged, our executives to increase their ownership of our common stock over time and to align their interests with our stockholders’ interests. In February 2008, the Compensation Committee amended the policy, as described below.

The policy identifies specific levels of stock ownership that designated executives are expected to achieve. The targeted stock ownership levels for our NEOs range from 20,000 to 150,000 shares, depending on position. Executives subject to the policy have five years to achieve these ownership levels and must make meaningful progress every year towards the achievement of these ownership levels. Survey data and multiples of average base salaries per level were used to determine the ownership expected for each position. Share ownership may include shares owned outright by a designated executive, shares owned indirectly through our 401(k) Savings Plan and 60% of unvested restricted stock grants or phantom share rights. Phantom share rights are included so that executives subject to the policy would not be penalized for the limited number of shares that were available for grant under our existing stockholder-approved equity compensation plans at the time the policy was amended. It is assumed that executives will use the cash proceeds they receive from the vesting of phantom shares to increase their ownership of our common stock. Once required ownership levels are achieved, they must be maintained throughout the executive’s employment. Our policy provides both financial incentives to achieve ownership requirements as well as material consequences for non-compliance. The Compensation Committee may, from time to time, reevaluate and revise the ownership requirements to account for material changes in stock price. Our NEOs are currently in compliance with the policy.

Equity-Based Award Grant Policy. In February 2007, the Compensation Committee adopted a policy that is designed to enhance the process by which we grant equity-based awards, including stock options, SARs, phantom shares and restricted stock, by governing the timing of equity-based awards and establishing certain internal controls over the grant of such awards, as described below.

The policy requires that the Compensation Committee (or the Board) approve all grants of equity-based awards, and their terms. The policy does not permit any delegation of granting authority to our management. The grant date of any equity-based award will be the date on which the Compensation Committee met to approve the grant unless a written resolution sets a later date. The exercise price of any stock option award will not be less than the closing price of our common stock on the NYSE on the grant date. All equity-based award grants made in 2009 were made in compliance with the policy and were approved at regularly-scheduled Compensation Committee meetings in January and October 2009, as discussed above under the heading “Long-Term Incentives.”

Recovery of Compensation.  Under his Employment Agreement, our CEO is required to repay certain bonus and incentive- or equity-based compensation he receives if we are required to restate our financial statements as a result of his misconduct, consistent with Section 304 of the Sarbanes-Oxley Act of 2002.

Summary Compensation Table

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)(a)	($)(b)	($)(b)	($)(c)	($)(d)	($)(e)	($)
Jeffrey T. Mezger President and Chief Executive Officer	2009	$1,000,000	$0	$1,137,076	$3,310,337	$2,750,000	$747,377	$83,699	$9,028,489

	2008	1,000,000	0	1,069,341	4,593,443	2,750,000	141,666	70,482	9,624,932

	2007	1,000,000	6,000,000	4,181,624	3,743,258	97,500	388,632	972,604	16,383,618

Wendy C. Shiba† Executive Vice President, General Counsel and Secretary	2009	457,000	0	106,230	252,918	411,300	0	122,982	1,350,430

	2008	456,417	400,000	41,580	41,832	0	0	310,357	1,250,186

William R. Hollinger Senior Vice President and Chief Accounting Officer	2009	365,000	0	152,833	259,498	390,000	205,116	31,348	1,403,795

	2008	363,750	0	106,947	58,853	370,000	25,877	29,784	955,211

	2007	347,083	350,000	123,273	107,703	483,000	83,116	121,111	1,615,286

Wendy L. Marlett† Senior Vice President, Sales, Marketing and Communications	2009	325,000	0	142,069	184,657	300,000	189,507	27,398	1,168,631

Kelly K. Masuda Senior Vice President and Treasurer	2009	310,000	0	98,441	162,796	250,000	0	23,732	844,969

	2008	308,958	0	81,186	41,372	250,000	0	20,932	702,448

	2007	296,771	100,000	78,837	85,238	355,500	0	96,459	1,012,805

Former NEO

Raymond P. Silcock*	2009	136,538	200,000	16,667	87,272	0	0	6,276	446,753

(a)	Bonus: These amounts are guaranteed or discretionary bonuses. Mr. Silcock’s bonus is described above under the heading “Guaranteed Bonus.”

(b)	Stock Awards and Option Awards: These amounts are the aggregate compensation expense we recognized in our 2009 fiscal year for Stock Awards (shares of restricted stock and phantom shares) and Option Awards (stock options and SARs) granted to our NEOs in 2009 and in prior years, computed in accordance with ASC 718, except that, in accordance with applicable SEC rules and guidance, we have disregarded estimates of forfeitures related to service-based vesting conditions and reversals in excess of amounts previously expensed in 2007 for the NEOs who appeared in the Summary Compensation Table for that year. We account for shares of restricted stock as equity awards for purposes of ASC 718, and the related compensation expense was based on our amortization of their grant-date fair value. The grant-date fair value is equal to the closing price of our common stock on the grant date, except for the performance shares granted to Mr. Mezger in July 2007, for which we use a Monte Carlo simulation model to estimate the grant-date fair value. We account for the phantom shares as liability awards for purposes of ASC 718 because they will be settled in cash in the manner described above under the heading “Long-Term Incentives,” and the related compensation expense was calculated based on the price of our common stock on November 30, 2009, which was $13.55. We account for stock options as equity awards for purposes of ASC 718 and the related compensation expense was based on our amortization of their grant-date fair value. Information used in determining these amounts can be found in Note 18. Employee Benefit and Stock Plans in the Notes to Consolidated Financial Statements contained in our Annual Report. We account for SARs as liability awards for purposes of ASC 718 because they will be settled in cash in the manner described above under the heading “Long-Term Incentives,” and the related compensation expense was calculated using the Black-Scholes option-pricing model with the following assumptions as of November 30, 2009, 2008 and 2007, respectively: a risk-free interest rate of .3% to 1.6% (depending on when the specific SAR was granted), 1.2% to 1.6% (depending on when the specific SAR was granted), and 3.1%; an expected volatility factor for the market price of our common stock of 64.3%, 56.7% and 43.9%; a dividend yield of 1.9%, 2.2% and 4.8%; and an expected life of 1.9 to 3.5 years, 2.9 to 4.1 years and 3.7 to 3.9 years (depending on when the specific SAR was granted).

(c)	Non-Equity Incentive Plan Compensation: These amounts are the annual incentive compensation the respective NEOs earned based on achieving fiscal year performance goals.

(d)	Change in Pension Value and Nonqualified Deferred Compensation Earnings: These amounts are the change in present value of accumulated benefits provided under our Retirement Plan. We do not provide above-market or preferential earnings under our Deferred Compensation Plan.

(e)	All Other Compensation: The amounts shown consist of the following items:

•	Matching 401(k) Savings Plan and Supplemental Deferred Compensation Plan Contributions: We provide a dollar-for-dollar match of Deferred Compensation Plan and 401(k) Savings Plan contributions of up to an aggregate amount of six percent of a participant’s base salary. The respective aggregate 2009, 2008 and 2007 fiscal year matching contributions we made to each NEO (other than Ms. Shiba, Ms. Marlett, and Mr. Silcock) were as follows: Mr. Mezger $57,983, $58,383 and $57,125; Mr. Hollinger $21,913, $21,813 and $20,825; and Mr. Masuda $10,075, $9,300 and $9,550. The respective aggregate 2009 and 2008 fiscal years matching contributions we made to Ms. Shiba were $26,315 and $25,190. The respective aggregate 2009 fiscal year matching contributions we made to Ms. Marlett was $17,963. Mr. Silcock did not participate in the 401(k) Savings Plan.

•	Premium Payments: We paid premiums on supplemental medical expense reimbursement plans and life insurance policies for the benefit of participating executives. These plans and policies are described above under the heading “Benefits.” The respective aggregate premiums we paid in our 2009, 2008 and 2007 fiscal years for each NEO (other than Ms. Shiba Ms. Marlett and Mr. Silcock) for these plans and policies were as follows: Mr. Mezger $14,148, $12,099 and $9,043; Mr. Hollinger $9,435, $7,971 and $5,781; and Mr. Masuda $13,657, $11,632 and $8,552; The aggregate premiums we paid in our 2009 and 2008 fiscal years for Ms. Shiba were $9,904 and $8,464. The respective 2009 premiums we paid for Ms. Marlett and Mr. Silcock were $9,435 and $1,706.

•	Relocation Assistance: In connection with Ms. Shiba’s hiring and relocation from Cleveland to Los Angeles, we agreed to pay for certain relocation expenses and to provide her with a monthly housing cost differential amount through December 2008. In 2009, Ms. Shiba received $86,763 under this arrangement. In connection with Mr. Silcock’s hiring and relocation from Connecticut to Los Angeles in September 2009, we agreed to reimburse his relocation expenses in accordance with our internal policies and to provide him an allowance of $5,000 per month for temporary housing for up to six months. In 2009, Mr. Silcock received $4,570 under this arrangement.

•	Charter Aircraft Use: In one instance in 2009, a portion of a company-chartered aircraft trip for Mr. Mezger was deemed to be for a personal purpose, and we incurred an incremental cost of $11,568 for this travel.

•	2007 Fiscal Year Perquisites and Payments: In our 2007 fiscal year, our NEOs (other than Ms. Shiba) received certain perquisites (including automobile allowances, company-paid automobile fuel cards, and reimbursement of expenses for automobile insurance, annual financial planning and tax preparation services, and one-time estate planning services), and certain one-time payments to offset increases in stock option exercise prices following an internal review of our stock option grant practices. We discontinued substantially all such perquisites in July 2007.

†	Ms. Shiba was not an NEO in our 2007 fiscal year. Ms. Marlett, was not an NEO in fiscal years 2007 or 2008. Accordingly, the data for those years has been omitted from the Summary Compensation Table in accordance with SEC guidance.

*	Mr. Silcock’s employment with us ended on December 14, 2009. Mr. Hollinger served as our principal financial officer during our 2009 fiscal year prior to Mr. Silcock’s joining us on September 9, 2009, and has served as our principal financial officer since December 14, 2009.

Grants of Plan-Based Awards During Fiscal Year 2009

						All Other	All Other		Grant
						Stock	Option		Date
						Awards:	Awards:	Exercise	Fair
			Estimated Possible Payouts Under			Number	Number of	or Base	Value of
			Non-Equity Incentive Plan Awards			of Shares	Securities	Price of	Stock and
						of Stock	Underlying	Option	Option
	Grant	Type of	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date(a)	Award	($)	($)	($)	(#)	(#)	($/Sh)	($)(b)
Mr. Mezger	2/19/09	Annual Incentive	$500,000	$2,000,000	$4,000,000

	10/1/09	Stock Options					489,258	$15.44	$3,500,000

Ms. Shiba	2/19/09	Annual Incentive	105,110	411,300	822,600

	10/1/09	Stock Options					70,768	15.44	506,250

	10/1/09	Restricted Stock				10,930			168,750

Mr. Hollinger	2/19/09	Annual Incentive	73,000	292,000	584,000

	10/1/09	Stock Options					68,147	15.44	487,500

	10/1/09	Restricted Stock				10,525			162,500

Ms. Marlett	2/19/09	Annual Incentive	65,000	260,000	481,000

	10/1/09	Stock Options					47,179	15.44	337,500

	10/1/09	Restricted Stock				7,287			112,500

Mr. Masuda	2/19/09	Annual Incentive	62,000	248,000	496,000

	10/1/09	Stock Options					36,695	15.44	262,500

	10/1/09	Restricted Stock				5,668			87,500

Former NEO	10/1/09	Stock Options					125,810	15.44	900,000

Mr. Silcock*	10/1/09	Restricted Stock				19,431			300,000

(a)	Grant Date: The grant date for each award is the date the Compensation Committee approved the award. The exercise price for each award is equal to the closing price of our common stock on the date of grant.

(b)	Grant Date Fair Value of Stock and Option Awards: The grant date fair value for each award is computed in accordance with ASC 718.

*	Mr. Silcock forfeited his awards upon the termination of his employment with us on December 14, 2009.

Outstanding Equity Awards at Fiscal Year-End 2009

		Option Awards					Stock Awards
								Equity
								Incentive	Equity
								Plan	Incentive
							Market	Awards:	Plan Awards:
						Number	Value of	Number of	Market or
						of Shares	Shares or	Unearned	Payout Value
		Number of	Number of			or Units	Units of	Shares,	of Unearned
		Securities	Securities			of Stock	Stock	Units or	Shares, Units
		Underlying	Underlying			That	That	Other	or Other
		Unexercised	Unexercised	Option		Have	Have	Rights That	Rights That
		Options	Options	Exercise	Option	Not	Not	Have Not	Have Not
		Exercisable	Unexercisable	Price	Expiration	Vested	Vested	Vested	Vested
Name	Grant Date	(#)*	(#)(a)*	($)	Date	(#)*	($)(b)	(#)(c)*	($)(d)
Mr. Mezger	10/30/01	431,122		$13.95	10/30/16

	10/30/01	68,878		13.95	10/30/16

	2/13/02	102,090		20.07	2/13/17

	5/8/02	44,516		25.63	5/8/17

	10/7/02	400,000		21.51	10/7/17

	10/24/03	74,667		33.24(e)	10/24/18

	10/24/03	149,333		34.05(e)	10/24/18

	10/22/04	80,750		40.90	10/22/19

	10/22/04	119,250		40.90	10/22/19

	10/18/05	75,000		63.77	10/18/15

	7/12/07	216,700	108,350	36.19	11/30/16(f)

	7/12/07	216,700	108,350	36.19	7/12/17

	7/12/07							54,000	$731,700

	7/12/07					55,264	$748,827

	10/4/07	91,667	45,833	28.10	10/4/17

	10/4/07	275,000	137,500	28.10	10/4/17

	10/2/08	132,606	265,212	19.90	10/2/18

	10/2/08					43,970	595,794

	10/1/09		489,258	15.44	10/1/19

Ms. Shiba	10/4/07	24,590	12,295	$28.10	10/4/17

	10/4/07					10,677	$144,673

	10/2/08	26,522	53,042	19.90	10/2/18

	10/2/08					8,794	119,159

	10/1/09		70,768	15.44	10/1/19

	10/1/09					10,930	148,101

Mr. Hollinger	7/1/02	58,058		$26.29	7/1/17

	10/7/02	60,000		21.51	10/7/17

	10/24/03	9,334		33.24(e)	10/24/18

	10/24/03	18,666		34.05(e)	10/24/18

	10/22/04	24,000		40.90	10/22/19

	10/18/05	6,000		63.77	10/18/15

	7/12/07	17,108	8,554	36.19	7/12/17

	7/12/07					9,327	$126,381

	10/4/07	24,590	12,295	28.10	10/4/17

	10/4/07					10,677	144,673

	10/2/08	26,522	53,042	19.90	10/2/18

	10/2/08					8,794	119,159

	10/1/09		68,147	15.44	10/1/19

	10/1/09					10,525	142,614

		Option Awards					Stock Awards
								Equity
								Incentive	Equity
								Plan	Incentive
							Market	Awards:	Plan Awards:
						Number	Value of	Number of	Market or
						of Shares	Shares or	Unearned	Payout Value
		Number of	Number of			or Units	Units of	Shares,	of Unearned
		Securities	Securities			of Stock	Stock	Units or	Shares, Units
		Underlying	Underlying			That	That	Other	or Other
		Unexercised	Unexercised	Option		Have	Have	Rights That	Rights That
		Options	Options	Exercise	Option	Not	Not	Have Not	Have Not
		Exercisable	Unexercisable	Price	Expiration	Vested	Vested	Vested	Vested
Name	Grant Date	(#)*	(#)(a)*	($)	Date	(#)*	($)(b)	(#)(c)*	($)(d)
Ms. Marlett	10/30/01	10,000		$13.95	10/30/16

	10/7/02	13,334		21.51	10/7/17

	10/7/02	6,666		23.13	10/7/17

	10/24/03	3,734		33.24(c)	10/24/18

	10/24/03	7,466		33.92(c)	10/24/18

	10/22/04	10,000		45.68	10/22/19

	10/18/05	2,000		69.63	10/18/15

	7/12/07	6,416	3,208	36.19	7/12/17

	7/12/07					9,326	$126,367

	10/4/07	8,197	4,098	28.10	10/4/17

	10/4/07					10,677	144,673

	10/2/08	18,944	37,888	19.90	10/2/18

	10/2/08					6,282	85,121

	10/1/09		47,179	15.44	10/1/19

	10/1/09					7,287	98,739

Mr. Masuda	9/2/03	10,000		$28.71	9/2/18

	10/24/03	3,334		33.24(c)	10/24/18

	10/24/03	6,666		34.05(c)	10/24/18

	10/22/04	20,000		40.90	10/22/19

	10/18/05	5,000		63.77	10/18/15

	7/12/07	11,406	5,702	36.19	7/12/17

	7/12/07					5,527	$74,891

	10/4/07	16,394	8,196	28.10	10/4/17

	10/4/07					7,118	96,449

	10/2/08	17,050	34,098	19.90	10/2/18

	10/2/08					5,654	76,612

	10/1/09		36,695	15.44	10/1/19

	10/1/09					5,668	76,801

Former NEO

Mr. Silcock†	10/1/09		125,810	15.44	10/1/19

	10/1/09					19,431	$263,290

*	Stock option awards granted prior to July 12, 2007 and on October 1, 2009 are options to purchase our common stock, while stock option awards granted on July 12, 2007 and between July 12, 2007 and October 1, 2009 are SARs (with the exception of the 650,100 options to purchase our common stock that were granted to Mr. Mezger on July 12, 2007). Stock awards granted prior to July 12, 2007 and on October 1, 2009 consist of shares of restricted stock, while stock awards granted on July 12, 2007 and between July 12, 2007 and October 1, 2009 consist of phantom shares.
(a)	Number of Securities Underlying Unexercised Options – Unexercisable: Stock option awards generally vest in equal installment amounts over a three-year period.
(b)	Market Value of Shares That Have Not Vested: The market value shown is based on the price of our common stock on November 30, 2009, which was $13.55.
(c)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested: The 54,000 shares of restricted stock granted to Mr. Mezger on July 12, 2007 are performance shares, which are discussed above under the heading “CEO Performance Shares.” The Compensation Committee determined on January 21, 2010 that Mr. Mezger vested in 48,492 of these shares.

(d)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested: The market value shown is based on the price of our common stock on November 30, 2009, which was $13.55.

(e)	As a result of an internal review of our employee stock option grant practices in 2006, we adjusted the exercise prices of certain of our employee stock options in order to comply with Code Section 409A. The exercise price for a certain portion of the stock option grant made on October 24, 2003 was not adjusted.

(f)	The expiration date for these stock options is set under Mr. Mezger’s Employment Agreement.

†	Mr. Silcock forfeited his awards upon the termination of his employment with us on December 14, 2009.

Option Exercises and Stock Vested During Fiscal Year 2009

	Option Awards		Stock Awards
	Number		Number
	of Shares	Value	of Shares	Value
	Acquired	Realized	Acquired	Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)(a)	($)(b)
Mr. Mezger	0	0	80,343	$1,021,963

(a)	Number of Shares Acquired on Vesting: Mr. Mezger acquired the shares shown from the vesting of restricted stock awards on January 14, 2009. The amount shown is the gross number of shares that vested. Mr. Mezger, however, returned shares to us to cover tax withholding obligations, resulting in his holding fewer shares than the number shown. Our other NEOs did not exercise any options or vest in any restricted stock in our 2009 fiscal year.

(b)	Value Realized on Vesting: The amount shown is the total gross dollar value realized upon the vesting of the award described above in footnote (a) to this table (i.e., the number of shares times the closing price of our common stock on the vesting date). As noted above in footnote (a), however, Mr. Mezger returned shares to us to cover tax withholding obligations and, therefore, actually realized a lower total value than the amount shown.

Pension Benefits During Fiscal Year 2009

		Number	Present	Payments
		of Years	Value of	During
		Credited	Accumulated	Last Fiscal
		Service	Benefit	Year
Name	Plan Name	(#)(a)	($)(b)	($)
Mr. Mezger	Retirement Plan	16	$7,437,890	$0

Mr. Hollinger	Retirement Plan	22	1,631,589	0

Ms. Marlett	Retirement Plan	14	1,061,142	0

(a)	Number of Years of Credited Service: These are as of the valuation date. As of November 30, 2009, all participating NEOs had five years of participation in the Retirement Plan and, therefore, are entitled to their full Retirement Plan benefit. Ms. Shiba, and Messrs. Masuda and Silcock are not participants in the plan.

(b)	Present Value of Accumulated Benefit: These amounts represent the actuarial present value of the total retirement benefit that would be payable to each respective NEO under the Retirement Plan as of November 30, 2009. The following are the key actuarial assumptions and methodology used to calculate this present value: the base benefit for each participant is assumed to begin as of the earliest possible date for each participant (generally the later of age 55 or the tenth anniversary of the commencement of participation); the base benefit is adjusted by past and future cost of living adjustments including a 5.8% increase for the fiscal year ending November 30, 2009, 0.0% increase for the fiscal year ending November 30, 2010 and an assumed 3% increase thereafter, until the last benefits are paid for each participant. The discount rate is 5.70%.

Non-Qualified Deferred Compensation During Fiscal Year 2009

	Executive	Registrant	Aggregate		Aggregate
	Contributions	Contributions	Earnings	Aggregate	Balance
	in Last	in Last	in Last	Withdrawals/	at Last
	Fiscal Year	Fiscal Year	Fiscal Year	Distributions	Fiscal Year
Name	($)(a)	($)(b)	($)(c)	($)	($)(d)
Mr. Mezger	$41,667	$43,283	$88,689	$0	$455,146

Ms. Shiba	18,280	11,615	15,462	0	75,388

Mr. Hollinger	36,500	11,875	191,643	0	1,212,209

Ms. Marlett	2,708	3,263	33,598	0	178,156

(a)	Executive Contributions in Last Fiscal Year: These amounts reflect compensation the NEOs earned in our 2009 fiscal year that they have voluntarily deferred and are included in the “Salary,” “Bonus” or “Non-Equity Incentive Plan Compensation” columns to the above “Summary Compensation Table.” Messrs. Masuda and Silcock did not defer any compensation in our 2009 fiscal year.

(b)	Registrant Contributions in Last Fiscal Year: These amounts are matching contributions we made to the NEOs’ voluntary contributions to our Deferred Compensation Plan and are included in the above “Summary Compensation Table.”

(c)	Aggregate Earnings in Last Fiscal Year: These amounts do not include any above-market or preferential earnings. Accordingly, these amounts are not reported in the above “Summary Compensation Table.”

(d)	Aggregate Balance at Last Fiscal Year End: These amounts reflect compensation the NEOs earned in our 2009 fiscal year or in prior years, but which they voluntarily elected to defer receipt, adjusted for changes in the value of their investments and distributions, if any. The NEOs are vested in the full amount of their respective balances, except for Ms. Shiba, who is vested in $52,534 of the total amount shown for her.

Potential Payments upon Termination of Employment or Change in Control

As described further below, the CEO’s Employment Agreement and certain of our employee benefit plans, including our equity compensation plans, provide for payments and other benefits to our NEOs if we experience a change in control and/or on their termination of employment with us under certain circumstances. In our 2008 fiscal year, we modified some of our benefit plans to comply with Section 409A of the Code, which in certain cases requires that payments to key employees (such as our NEOs) not commence for six months following a termination of employment.

CEO Employment Agreement. Under his Employment Agreement, if we terminate Mr. Mezger’s employment involuntarily, he is entitled to the following benefits, subject to a release of claims against us:

•	a lump sum cash payment equal to two times his annual salary plus average annual bonus for the prior three years, with the total payment capped at $6 million;

•	under certain circumstances, a pro-rated bonus for the year in which Mr. Mezger’s employment terminates;

•	health coverage that we pay for up to two years;

•	with respect to equity compensation granted to him on or after February 28, 2007, (a) two years of additional service credited to compute equity vesting plus full vesting for any equity issued to him in lieu of cash bonuses, and (b) 36 months to exercise any outstanding equity granted to him on or after February 28, 2007 (subject to the original term duration of each equity grant);

•	performance shares (other than the performance share grant made in 2007) paid as if the performance period closed on the termination date if the performance period would otherwise close in the next 24 months; and

•	payment of his performance share grant made in 2007.

Outstanding equity awards granted to Mr. Mezger before the effective date of the Employment Agreement are governed by their respective terms and conditions with respect to his termination of employment.

The following benefits are payable to Mr. Mezger in the case of a change in control:

•	full vesting of unvested equity granted to him on or after February 28, 2007, with earlier equity awards governed by their respective terms and conditions;

•	performance shares paid as earned with the applicable performance period closing as of the date of the change in control;

•	full vesting and lump sum cash payment of deferred compensation, retirement or other employee benefits per the relevant arrangements, provided that lump sum payments subject to Code Section 409A are permitted only as provided by the specific terms of those arrangements;

•	if his employment is involuntarily terminated in connection with a change in control (generally, during the period starting three months before and ending twelve months after a change in control), payment of the same severance as provided above, except the applicable multiple is three times his annual salary and average bonus rather than two times and the total payment is capped at $12 million; and

•	additional gross-up payment to compensate for any excise taxes under Code Section 280G (“Section 280G”).

Mr. Mezger is prohibited from soliciting our employees for two years after termination, regardless of the reason for termination, and he may not disparage or defame us.

For these purposes, an involuntary termination under his Employment Agreement is generally our termination of Mr. Mezger’s employment without “cause” or his resigning for “good reason.” Mr. Mezger’s termination of employment for any reason during the thirteen month period following a change in control will be treated as an involuntary termination, as will our election not to extend the term of the Employment Agreement to beyond Mr. Mezger’s normal retirement date.

“Cause” is generally defined in the Employment Agreement as a felony conviction materially harming us; willful failure to follow reasonable Board directions; material breach of the Employment Agreement; acts of fraud or dishonesty or misappropriation intended to result in substantial personal enrichment at our expense; and willful misconduct likely to materially damage our financial position or reputation. The Employment Agreement provides Mr. Mezger with a 30-day notice/cure period and gives him an opportunity to present his case to the full Board with respect to a possible for-cause termination of his employment. “Good reason” under the Employment Agreement includes a forced relocation of more than 50 miles; any reduction in Mr. Mezger’s base pay or his annual bonus opportunity that causes these pay components to become materially uncompetitive; any material diminution of Mr. Mezger’s duties or responsibilities; our material breach of the Employment Agreement; or the failure of a successor to assume the Employment Agreement.

“Change in control” is defined under the Employment Agreement to include reorganizations in which our controlling stockholders, if any, no longer hold a majority of our voting stock, or a sale of substantially all of our assets with substantially the same effect; a change in the majority of the Board without approval of the incumbent directors; and any transaction in which a third party becomes the beneficial owner of 35% or more of our total voting power.

Executive Severance Plan. Under our Executive Severance Plan, no severance will be payable to a NEO or other participant if he or she voluntarily terminates employment or his or her employment is terminated by us with cause. If the employment of a NEO or other participant is unilaterally terminated by us without cause and the participant has been employed by us on a full-time basis for at least one year prior to such termination, the plan provides a cash severance payment equal to a multiple of base salary and average bonus, as discussed below.

For Ms. Shiba, the severance amount is equal to two times the sum of base salary and average bonus. For the other current NEOs, the severance amount is equal to one and a half times the sum of base salary and average bonus. With respect to other current participants, the severance amount is equal to one times base salary and average bonus. The severance amount is reduced by any other severance payments that a participant is entitled to receive from us.

If a participant is entitled to severance under the plan, the applicable base salary will be the participant’s annual base salary in effect at the time of the termination of his or her employment, and the average bonus will be the lesser of (a) the average of the annual cash bonuses, if any, paid to the participant for the three most recent completed fiscal years prior to the termination of the participant’s employment (or such shorter time as the participant has been employed by us), and (b) (i) three times base salary for participants entitled to a severance of two times base salary and average bonus, (ii) two and a half times base salary for participants entitled to a severance of one and a half times base salary and average bonus, and (iii) two times base salary for participants entitled to a severance of one times base salary and average bonus. Participants entitled to a severance under the plan are also entitled to a continuation of health benefits that we will pay for a period of years equal to their particular severance multiple.

“Cause” is defined under the plan as the commission by a participant of any of the following: (a) serious violation or deliberate disregard of our policies, including our ethics policy; (b) gross dereliction in the performance of job duties and responsibilities; (c) material misappropriation of our property; (d) commission of any act of fraud, bad faith, dishonesty or disloyalty; (e) material breach of non-solicitation, non-disparagement, confidentiality and cooperation covenants contained in the plan; (f) an act (or failure to act) of egregious misconduct involving serious moral turpitude; or (g) an act or omission that is determined to prejudice our best interests significantly. All benefits under the plan are subject to execution of a release and non-solicitation, non-disparagement and confidentiality obligations.

Change in Control Severance Plan. The CIC Plan provides specified benefits to designated participants, which are limited to our top management. All of our current NEOs were participants in the CIC Plan as of the end of our 2009 fiscal year. Mr. Mezger’s Employment Agreement limits the payments and benefits that he might be entitled to under the CIC Plan. Accordingly, he is entitled only to CIC Plan benefits that do not duplicate benefits provided under his Employment Agreement if there is a change in control, and the total severance payment benefit that he may be entitled to under the CIC Plan is capped at $12 million.

A participant in the CIC Plan is either a Group A or a Group B Participant. Ms. Shiba and Messrs. Mezger and Hollinger are Group A Participants, and Mr. Masuda and Ms. Marlett are Group B Participants. If we experience a change in control, a Group A Participant is entitled to the following benefits, subject to execution of a standard release:

•	if in the 18 month period following the change in control the participant’s employment is terminated other than for cause or disability, or the participant terminates his or her employment for good reason, a severance benefit equal to two times the sum of the participant’s average base salary and average actual annual cash bonus for the three fiscal years prior to the year in which the change in control occurs;

•	accelerated vesting of any options and the lapse of any restricted period with respect to any restricted stock or other equity awards awarded to the participant;

•	full vesting in any benefits under our Death Benefit Only Plan (which is described below under the heading “Other Change in Control and Employment Termination Provisions”) if the participant also participates in that plan; and

•	an additional gross-up payment to compensate for any Section 280G excise taxes imposed on payments under the CIC Plan or on payments under any other plan.

A Group B Participant is entitled to the same benefits as a Group A Participant, except that the severance payment is equal to one times the sum of the participant’s average base salary and average actual annual bonus and no Section 280G gross-up payment is payable.

All benefits under the plan are subject to execution of a release and non-solicitation of our employees for one year.

A “change in control” is generally defined under the CIC Plan to include any change in ownership, change in effective control or a change in the ownership of a substantial portion of assets, in each case relating to us and consistent with the definition of such event under Treasury Department regulations issued under Code Section 409A.

The CIC Plan defines “cause” to include (a) acts of fraud or misappropriation intended to result in substantial personal enrichment at our expense and (b) willful and deliberate violations of a participant’s obligations to us which result in material injury to us. “Good reason” is defined under the CIC Plan to include materially inconsistent changes in a participant’s duties and responsibilities as they were prior to the change in control; any reduction in the participant’s salary or aggregate incentive compensation opportunities; any required relocation of more than 50 miles; a material increase in a participant’s business travel obligations; or a successor’s failure to assume the CIC Plan.

Other Change in Control and Employment Termination Provisions. The individual award agreements governing outstanding unvested stock options and SARs provide for accelerated vesting upon a change of control and upon retirement, as defined under the agreements. The individual award agreements governing outstanding restricted stock awards and phantom shares provide for accelerated vesting upon a change of control, as defined under the agreements. The provisions governing the payment of performance shares granted to our CEO are described above under the heading “CEO Employment Agreement.”

In addition, different provisions govern the length of time a participant has to exercise a stock option or SAR after termination of his or her employment, depending upon the reason for termination and the particular agreement. For example, in the case of a termination of employment for cause, the time to exercise may be limited to five days. In the case of a retirement, the participant may have until the end of a stock option’s or SAR’s original term in which to exercise.

Our Deferred Compensation Plan and Retirement Plan provide for full vesting of benefits for participants in the event of a change in control, as that term is defined under the plans. The Retirement Plan further provides that a participant will immediately receive the actuarial value (as specified under the plan) of the participant’s plan benefits in the event of a change of control. The Retirement Plan also provides for vesting and lump sum payment of the actuarial value of the full Retirement Plan benefit in the event of death or disability, and vesting of 80% of the full benefit in the event a participant with four years of participation is involuntarily terminated.

In the event of a change in control, as defined in the plan, our Death Benefit Only Plan provides for (a) distribution of an insurance contract to a participant sufficient to pay the death benefit (if the participant dies any time before age 100) and (b) an additional gross-up amount sufficient to pay taxes caused by the distribution of the insurance contract and the additional amount. We also maintain term life insurance policies that pay benefits to the designated beneficiaries of certain of our NEOs upon their deaths as described above under the heading “Death Benefits.”

“Over-Cap” Equity-Based Awards. In prior years, our annual incentive arrangements with certain senior executives limited the amount of annual incentive payouts they could receive in cash and required that they receive amounts over the specified cap in the form of restricted stock or phantom shares. These equity-based awards were granted on the date the cash portion of the annual incentive was paid, and they vest on the earlier of the third anniversary of the grant date and the recipient’s termination of employment, other than a voluntary termination or a termination for cause. At November 30, 2009, Messrs. Mezger and Hollinger held “over-cap” phantom shares as follows: Mr. Mezger 55,264, and Mr. Hollinger 1,037.

Employment Termination Payments to Mr. Silcock. Mr. Silcock’s employment with us ended on December 14, 2009. In connection with his departure (a) he will receive $300,000 as salary continuation paid in bi-monthly installments, less withholding of federal, state, and local taxes, Social Security and any other required deductions, for a period of six (6) months, commencing on December 14, 2009 (the “Separation Term”); (b) he will continue to receive medical, dental, vision and life insurance benefits during the Separation term, unless he chooses to discontinue such benefits; (c) he was paid a lump-sum payment of $200,000 representing his guaranteed bonus, as discussed above under the heading “Guaranteed Bonus”; (d) he was paid a lump-sum payment of $10,765 representing unused vacation and personal hours he had accrued up to December 14, 2009; and (e) he is entitled to reimbursement of certain relocation expenses consistent with the relocation benefit provided to him in connection with his hire and certain other costs and expenses (paid on a gross-up basis) related to an apartment lease he entered into while an employee, subject to certain limits and the submission of substantiating documentation. We believe the maximum cost for items (b) and (e) to be approximately $140,000.

The following tables show payments we may be required to make under various employment termination and change-in-control scenarios, assuming they occurred on November 30, 2009. Some amounts in the tables and footnotes have been rounded up to the nearest whole number.

Post-Employment Payments – Mr. Mezger
			Involuntary
			Termination
			Without Cause/		Change in Control
		Involuntary	Termination	Change in Control	With Termination
Executive Payments and Benefits upon	Voluntary	Termination for	for Good	Without	for Good Reason
Termination or Change in Control	Termination	Cause	Reason	Termination(a)	or Without Cause(a)	Death	Disability
Compensation

Severance	$0	$0	$6,000,000(b)	$0	$12,000,000(c)	$0	$0

Long-term Incentives

Acceleration of Unvested Equity(d)

Restricted Stock	0	0	609,534	609,534	609,534

Performance Shares(e)	657,067	657,067	657,067	657,067	657,067	657,067	657,067

Phantom Shares	0	0	835,177	835,177	835,177	835,177	835,177

Benefits & Perquisites

Retirement Plan	7,437,890(f)	7,437,890(f)	7,437,890(f)	9,108,263(g)	9,108,263(g)	9,108,263(g)	7,437,890(f)

Vested Deferred Compensation(h)	455,146	455,146	455,146	0	455,146	455,146	455,146

Death Benefit Only Plan	0(i)	0(i)	0(i)	727,136(j)	727,136(j)	1,729,223(i)	0(i)

Term Life Insurance	0	0	0	0	0	400,000	0

Health Benefits	0	0	61,078(k)	0	61,078(k)	0	0

Credited Vacation Benefits(l)	76,923	76,923	76,923	0	76,923	76,923	76,923

Total(m)	$8,627,026	$8,627,026	$16,132,815	$11,937,177	$24,530,324	$13,261,799	$9,462,203

(a)	As described above under the headings “CEO Employment Agreement” and “Change in Control Severance Plan,” if payments due in connection with a change in control are subject to excise taxes under Code Section 280G, we will pay Mr. Mezger an additional “gross up” amount so that his after-tax benefits are the same as though no excise tax had been applied. We determined, however, that we would not need to pay any such “gross up” amount to Mr. Mezger if we experienced a change in control for purposes of the CIC Plan and his Employment Agreement on November 30, 2009 based on the following major assumptions: (i) stock options and SARs assumed paid out based on an assumed value of $13.55 less applicable exercise prices, and other equity awards valued assuming a fair market value of $13.55; (ii) payments for accelerated vesting of time-based equity valued using Treas. Reg. Section 1.280G-1 Q&A 24(c); and (iii) accelerated payment of Retirement Plan benefits valued using Treas. Reg. Section 1.280G-1 Q&A 24(b).

(b)	Severance based on a multiple of two times current annual base salary plus average bonus earned for fiscal years ending November 30, 2008, November 30, 2007, and November 30, 2006, with benefit capped at $6,000,000, as provided by Mr. Mezger’s Employment Agreement.

(c)	Severance based on a multiple of three times current annual base salary plus average bonus earned for fiscal years ending November 30, 2008, November 30, 2007, and November 30, 2006, with benefit capped at $12,000,000, as provided by Mr. Mezger’s Employment Agreement.

(d)	Equity awards valued using the price of our common stock as of November 30, 2009, which was $13.55. Phantom share values include accrued dividends on awards.

(e)	Performance cycle ended on November 30, 2009. Assumes payout of approximately 90% of target award (48,492 shares).

(f)	Reflects present values of accrued benefit as of November 30, 2009 using an annual discount rate of 5.7% (consistent with Accounting Standards Codification Topic No. 715, “Compensation – Retirement Benefits” (“ASC 715”) valuations). Benefits are assumed to commence at earliest benefit commencement date.

(g)	Assumes lump sum payout of accrued benefit upon a change in control using a 4.01% Applicable Federal Rate (“AFR”) discount rate as provided in the Retirement Plan.

(h)	Deferred compensation balances include deferrals and earnings in the amount of $227,989.

(i)	Mr. Mezger’s designated beneficiaries would be entitled to receive an estimated death benefit of $1,729,223 ($1,000,000 benefit plus $729,223 gross-up for income taxes) upon his death. The present value of the benefit as of November 30, 2009 is approximately $455,760 based on a 5.85% discount factor and the RP 2000 (male) tables for life expectancy (consistent with rates and mortality tables used for ASC 715 valuations).

(j)	Values are estimated based on cash surrender values of life insurance policies as of January 7, 2010 of $409,687 and income tax gross-ups of $317,449.

(k)	Assumes we pay 24 months of medical, dental and vision benefits using current COBRA rates of approximately $2,545 per month.

(l)	Assumes payout of 160 hours of vacation benefits. This benefit is described above under the heading “Benefits.”

(m)	If we delay any payments due to Mr. Mezger to comply with Section 409A, his Employment Agreement entitles him to receive such payments with accrued interest at the annualized short-term AFR specified therein. The amounts shown exclude interest.

Post-Employment Payments – Ms. Shiba
			Involuntary
			Termination
			Without Cause/		Change in Control
		Involuntary	Termination	Change in Control	With Termination
Executive Payments and Benefits upon	Voluntary	Termination for	for Good	Without	for Good Reason
Termination or Change in Control	Termination	Cause	Reason	Termination(a)	or Without Cause(a)	Death	Disability
Compensation

Severance	$0	$0	$1,539,000(b)	$0	$1,531,417(c)	$0	$0

Long-term Incentives

Acceleration of Unvested Equity(d)

Restricted Stock	0	0	0	148,102	148,102	0	0

Phantom Shares	0	0	0	280,594	280,594	0	0

Benefits & Perquisites

Accelerated Unvested Deferred Compensation	0	0	0	0(e)	22,853	0	0

Vested Deferred Compensation(f)	52,534	52,534	52,534	0	52,534	52,534	52,534

Term Life Insurance	0	0	0	0	0	750,000	0

Health Benefits	0	0	25,458(g)	0	0	0	0

Total	$52,534	$52,534	$1,616,992	$428,696	$2,035,500	$802,534	$52,534

(a)	As described above under the heading “Change in Control Severance Plan,” under the CIC Plan, if payments due in connection with a change in control are subject to excise taxes under Code Section 280G, we will pay Ms. Shiba an additional “gross up” amount so that her after-tax benefits are the same as though no excise tax had been applied. We determined, however, that we would not need to pay any such “gross up” amount to Ms. Shiba if we experienced a change in control for purposes of the CIC Plan on November 30, 2009 based on the following major assumptions: (i) stock options and SARs assumed paid out based on an assumed value of $13.55 less applicable exercise prices, and other equity awards valued assuming a fair market value of $13.55; and (ii) payments for accelerated vesting of time-based equity and deferred compensation valued using Treas. Reg. Section 1.280G-1 Q&A 24(c).

(b)	Severance based on a multiple of two times current annual base salary plus average bonus paid for fiscal years ending November 30, 2008 and November 30, 2007, as provided by the Executive Severance Plan.

(c)	Severance based on a multiple of two times annual base salary plus average bonus paid for fiscal years ending November 30, 2008 and November 30, 2007, as provided by the CIC Plan.

(d)	Equity awards valued using the price of our common stock as of November 30, 2009, which was $13.55. Phantom share values include accrued dividends on awards.

(e)	Ms. Shiba will fully vest in her unvested matching amount of $22,853 upon a change in control. The amounts would not be paid out until her employment with us ends.

(f)	Deferred compensation balances include deferrals and earnings in the amount of $44,759.

(g)	Assumes we make monthly contributions for medical, dental and vision benefits in the amount of approximately $1,061 per month for 24 months.

Post-Employment Payments – Mr. Hollinger
			Involuntary
			Termination
			Without Cause/		Change in Control
		Involuntary	Termination	Change in Control	With Termination
Executive Payments and Benefits upon	Voluntary	Termination for	for Good	Without	for Good Reason
Termination or Change in Control	Termination	Cause	Reason	Termination(a)	or Without Cause(a)	Death	Disability
Compensation

Severance	$0	$0	$1,351,251(b)	$0	$1,753,978(c)	$0	$0

Long-term Incentives

Acceleration of Unvested Equity(d)

Restricted Stock	0	0	0	142,614	142,614	0	0

Phantom Shares	0	0	15,672	421,548	421,548	15,672	15,672

Benefits & Perquisites

Retirement Plan	1,631,589(e)	1,631,589(e)	1,631,589(e)	2,014,762(f)	2,014,762(f)	2,014,762(f)	1,631,589(e)

Vested Deferred Compensation(g)	1,212,209	1,212,209	1,212,209	0	1,212,209	1,212,209	1,212,209

Death Benefit Only Plan	0(h)	0(h)	0(h)	679,037(i)	679,037(i)	1,729,223(h)	0(h)

Health Benefits	0	0	19,094(j)	0	0	0	0

Total	$2,843,798	$2,843,798	$4,229,815	$3,257,961	$6,224,148	$4,971,866	$2,859,470

(a)	As described above under the heading “Change in Control Severance Plan,” under the CIC Plan, if payments due in connection with a change in control are subject to excise taxes under Code Section 280G, we will pay Mr. Hollinger an additional “gross up” amount so that his after-tax benefits are the same as though no excise tax had been applied. We determined, however, that we would not need to pay any such “gross up” amount to Mr. Hollinger if we experienced a change in control for purposes of the CIC Plan on November 30, 2009 based on the following major assumptions: (i) stock options and SARs assumed paid out based on an assumed value of $13.55 less applicable exercise prices, and other equity awards valued assuming a fair market value of $13.55; (ii) payments for accelerated vesting of time-based equity valued using Treas. Reg. Section 1.280G-1 Q&A 24(c); and (iii) accelerated payment of Retirement Plan benefits valued using Treas. Reg. Section 1.280G-1 Q&A 24(b).

(b)	Severance based on a multiple of 1.5 times current annual base salary plus average bonus paid (including bonuses paid in equity) for fiscal years ending November 30, 2008, November 30, 2007, and November 30, 2006, as provided by the Executive Severance Plan.

(c)	Severance based on a multiple of two times average annual base salary plus average bonus paid (including bonuses paid in equity) for fiscal years ending November 30, 2008, November 30, 2007, and November 30, 2006, as provided by the CIC Plan.

(d)	Equity awards valued using the price of our common stock as of November 30, 2009, which was $13.55. Phantom share values include accrued dividends on awards.

(e)	Reflects present values of accrued benefit as of November 30, 2009 using an annual discount rate of 5.7% (consistent with ASC 715 valuations). Benefits are assumed to commence at earliest benefit commencement date.

(f)	Assumes lump sum payout of accrued benefit paid upon a change in control using a 4.01% AFR discount rate as provided in the Retirement Plan.

(g)	Deferred compensation balances include deferrals and earnings in the amount of $1,161,288.

(h)	Mr. Hollinger’s designated beneficiaries would be entitled to receive an estimated death benefit of $1,729,233 ($1,000,000 benefit plus $729,223 gross-up for income taxes) upon his death. The present value of the benefits as of November 30, 2009 is approximately $401,111 based on a 5.85% discount rate and the RP 2000 (male) tables for life expectancy (consistent with rates and mortality tables used for ASC 715 valuations).

(i)	Values are estimated based on cash surrender values of life insurance policies as of December 30, 2009 of $382,586 and income tax gross-ups of $296,451.

(j)	Assumes we make monthly contributions for medical, dental and vision benefits in the amount of approximately $1,061 per month for 18 months.

Post-Employment Payments – Ms. Marlett
			Involuntary
			Termination
			Without Cause/		Change in Control
		Involuntary	Termination	Change in Control	With Termination
Executive Payments and Benefits upon	Voluntary	Termination for	for Good	Without	for Good Reason
Termination or Change in Control	Termination	Cause	Reason	Termination(a)	or Without Cause(a)	Death	Disability
Compensation

Severance	$0	$0	$982,500(a)	$0	$601,917(b)	$0	$0

Long-term Incentives

Acceleration of Unvested Equity(c)

Restricted Stock	0	0	0	98,739	98,739

Phantom Shares	0	0	0	386,710	386,710	0	0

Benefits & Perquisites

Retirement Plan	1,061,142(d)	1,061,142(d)	1,061,142(d)	1,436,454(e)	1,436,454(e)	1,436,454(e)	1,061,142(d)

Vested Deferred Compensation(f)	178,156	178,156	178,156	0	178,156	178,156	178,156

Death Benefit Only Plan	0(g)	0(g)	0(g)	484,276(h)	484,276(h)	1,729,223(g)	0(g)

Health Benefits	0	0	19,094(i)	0	0	0	0

Total	$1,239,298	$1,239,298	$2,240,892	$2,406,179	$3,186,252	$3,343,833	$1,239,298

(a)	Severance based on a multiple of 1.5 times current annual base salary plus average bonus paid (including bonuses paid in equity) for fiscal years ending November 30, 2008, November 30, 2007, and November 30, 2006, as provided by the Executive Severance Plan.

(b)	Severance based on a multiple of one times average annual base salary plus average bonus paid (including bonuses paid in equity) for fiscal years ending November 30, 2008, November 30, 2007, and November 30, 2006, as provided by the CIC Plan.

(c)	Equity awards valued using the price of our common stock as of November 30, 2009, which was $13.55. Phantom share values include accrued dividends on awards.

(d)	Reflects present values of accrued benefit as of November 30, 2009 using an annual discount rate of 5.7% (consistent with ASC 715 valuations). Benefits are assumed to commence at earliest benefit commencement date.

(e)	Assumes lump sum payout of accrued benefit paid upon a change in control using a 4.01% AFR discount rate as provided in the Retirement Plan.

(f)	Deferred compensation balances include deferrals and earnings in the amount of $169,730.

(g)	Ms. Marlett’s designated beneficiaries would be entitled to receive an estimated death benefit of $1,729,233 ($1,000,000 benefit plus $729,223 gross-up for income taxes) upon her death. The present value of the benefits as of November 30, 2009 is approximately $266,663 based on a 5.85% discount rate and the RP 2000 (female) tables for life expectancy (consistent with rates and mortality tables used for ASC 715 valuations).

(h)	Values are estimated based on cash surrender values of life insurance policies as of January 7, 2010 of $272,853 and income tax gross-ups of $211,423.

(i)	Assumes we make monthly contributions for medical, dental and vision benefits in the amount of approximately $1,061 per month for 18 months.

Post-Employment Payments – Mr. Masuda
			Involuntary
			Termination
			Without Cause/		Change in Control
		Involuntary	Termination	Change in Control	With Termination
Executive Payments and Benefits upon	Voluntary	Termination for	for Good	Without	for Good Reason
Termination or Change in Control	Termination	Cause	Reason	Termination(a)	or Without Cause(a)	Death	Disability
Compensation

Severance	$0	$0	$1,077,500(a)	$0	$706,111(b)	$0	$0

Long-term Incentives

Acceleration of Unvested Equity(c)

Restricted Stock	0	0	0	76,801	76,801	0	0

Phantom Shares	0	0	0	267,697	267,697	0	0

Benefits & Perquisites

Term Life Insurance	0	0	0	0	0	750,000	0

Health Benefits	0	0	34,463(d)	0	0	0	0

Total	$0	$0	$1,111,963	$344,498	$1,050,609	$750,000	$100,000

(a)	Severance based on a multiple of 1.5 times current annual base salary plus average bonus paid (including bonuses paid in equity) for fiscal years ending November 30, 2008, November 30, 2007, and November 30, 2006 , as provided by the Executive Severance Plan.

(b)	Severance based on a multiple of one times average annual base salary plus average bonus paid (including bonuses paid in equity) for fiscal years ending November 30, 2008, November 30, 2007, and November 30, 2006, as provided by the CIC Plan.

(c)	Equity awards valued using the price of our common stock as of November 30, 2009, which was $13.55. Phantom share values include accrued dividends on awards.

(d)	Assumes we make monthly contributions for medical, dental and vision benefits in the amount of approximately $1,915 per month for 18 months.

Post-Employment Payments – Mr. Silcock (Former NEO)(a)
			Involuntary
			Termination
			Without Cause/		Change in Control
		Involuntary	Termination	Change in Control	With Termination
Executive Payments and Benefits upon	Voluntary	Termination for	for Good	Without	for Good Reason
Termination or Change in Control	Termination	Cause	Reason	Termination(a)	or Without Cause(a)	Death	Disability
Compensation

Severance	$0	$0	$0(c)	$0	$1,200,000(d)	$0	$0

Long-term Incentives

Acceleration of Unvested Equity(e)

Restricted Stock	0	0	0	263,290	263,290	0	0

Benefits & Perquisites

Term Life Insurance	0	0	0	0	0	750,000	0

Health Benefits	0	0	0(c)	0	0	0	0

Total	$0	$0	$0	$263,290	$1,463,290	$750,000	$0

(a)	Mr. Silcock’s employment with us ended on December 14, 2009, which was after the end of our 2009 fiscal year. The severance arrangements in connection with Mr. Silcock’s departure are described above under the heading “Employment Termination Payments to Mr. Silcock.” In accordance with SEC rules, the table above shows the post-termination payments we may have been required to make to Mr. Silcock under various employment termination and change-in-control scenarios, assuming they occurred on November 30, 2009, the last day of our fiscal year.

(b)	As described above under the heading “Change in Control Severance Plan,” under the CIC Plan, if payments due in connection with a change in control are subject to excise taxes under Code Section 280G, we would have paid Mr. Silcock an additional “gross up” amount so that his after-tax benefits would have been the same as though no excise tax had been applied. We determined, however, that we would not need to pay any such “gross up” amount to Mr. Silcock if we experienced a change in control for purposes of the CIC Plan on November 30, 2009 based on the following major assumptions: (i) stock options assumed paid out based on an assumed value of $13.55 less applicable exercise prices, and other equity awards valued assuming a fair market value of $13.55; and (ii) payments for accelerated vesting of time-based equity valued using Treas. Reg. Section 1.280G-1 Q&A 24(c).

(c)	Mr. Silcock was not employed for a full year as of November 30, 2009 and, accordingly, would not have been entitled to benefits under the Executive Severance Plan.

(d)	Severance based on a multiple of two times annual base salary. As Mr. Silcock was not awarded a bonus in any prior fiscal year, per the terms of the CIC Plan no bonus component was used in determining the severance amount shown in the table above. By its terms, to be eligible to receive his guaranteed bonus, which is described above under the heading “Guaranteed Bonus,” Mr. Silcock had to be employed with us through the date on which we paid out 2009 fiscal year annual incentives to other employees. As the annual incentive payment date for a fiscal year is typically after November 30, the amount shown in the table above does not include the amount of the guaranteed bonus. In connection with his departure, however, we agreed to pay Mr. Silcock the full amount of his guaranteed bonus, as discussed above under the heading “Employment Termination Payments to Mr. Silcock.”

(e)	Equity awards valued using the price of our common stock as of November 30, 2009, which was $13.55.

◆	◆

Audit and Compliance Committee Report

The Audit and Compliance Committee of the Board of Directors acts under a written charter.

Under its charter, the Audit and Compliance Committee assists the Board of Directors in fulfilling the Board’s responsibility for oversight of KB Home’s financial reporting process and practices, and its internal control over financial reporting. Management is primarily responsible for KB Home’s financial statements, the reporting process and assurance for the adequacy of the internal control over financial reporting. KB Home’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of KB Home’s financial statements and KB Home’s internal control over financial reporting, and for expressing an opinion on the conformity of KB Home’s audited financial statements to generally accepted accounting principles used in the United States and the adequacy of KB Home’s internal control over financial reporting.

In this context, the Audit and Compliance Committee has reviewed and discussed with management and Ernst & Young LLP KB Home’s audited financial statements. The Audit and Compliance Committee has discussed with Ernst & Young LLP the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board. In addition, the Audit and Compliance Committee has received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding an independent accountant’s communications with a registrant’s audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from KB Home and KB Home’s management.

In reliance on the reviews, reports and discussions referred to above, the Audit and Compliance Committee recommended to the Board, and the Board approved, that the audited financial statements be included in KB Home’s Annual Report on Form 10-K for the fiscal year ended November 30, 2009, for filing with the Securities and Exchange Commission.

This report is respectfully submitted by the members of the Audit and Compliance Committee:

Melissa Lora, Chair
Timothy W. Finchem
Robert L. Johnson
Michael G. McCaffery
Luis G. Nogales

◆	◆

Independent Auditor Fees and Services

Auditor Fees and Services in Our 2009 and 2008 Fiscal Years

Ernst & Young LLP served as our independent registered public accounting firm for our 2009 and 2008 fiscal years. Services provided by Ernst & Young LLP and related fees in each of our last two fiscal years were as follows:

	Fiscal Year Ended
	(in thousands)
	2009	2008
Audit Fees	$1,005	$1,126

Audit-Related Fees	41	36

Tax Fees	51	51

All Other Fees	0	0

Total Fees	$1,097	$1,213

In each of our 2009 and 2008 fiscal years, audit fees included an annual consolidated financial statement audit, audits of our financial services subsidiary and audit services performed in connection with our compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Audit-related fees included 401(k) Savings Plan audits and accounting consultations.

Tax fees included fees for review of our federal income tax return, as well as several state income tax returns.

Auditor Services Pre-Approval Policy

The Audit Committee has established a policy that requires it to pre-approve all services our principal independent registered public accounting firm provides to us, including audit services, audit-related services, tax services and other permitted non-audit services. In most cases, the Audit Committee pre-approves each specific service and a corresponding fee amount for the service. In addition, under the policy, the Audit Committee has pre-approved our chief accounting officer (or a functional equivalent) to authorize the performance of certain types or categories of services up to specific fee limits, and has delegated to the Audit Committee Chair the authority to pre-approve services subject to a specific per-engagement fee limit. The Audit Committee Chair must report to the Audit Committee any pre-approvals granted under this delegated authority.

The Audit Committee approved all audit and permitted non-audit services provided by Ernst & Young LLP during our 2009 fiscal year in accordance with this policy.

◆	◆

Other Matters

Certain Relationships and Related Party Transactions

Per its charter, the Nominating/Governance Committee must review and approve or ratify any transaction, arrangement or relationship (or series of similar transactions, arrangements or relationships) in which we participate and in which a director, a director nominee, an executive officer or a beneficial owner of five percent or more of our common stock (or, in each case, an Immediate Family Member thereof) had or will have a direct or indirect material interest (a “Covered Transaction”), except as provided below or as otherwise determined by the Board. An “Immediate Family Member” is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, director nominee, executive officer or beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, director nominee, executive officer or beneficial owner.

All Covered Transactions are subject to approval or ratification by the Nominating/Governance Committee in accordance with the following procedures:

•	the Nominating/Governance Committee will approve or ratify a Covered Transaction if, based on a review of all material facts of the transaction and feasible alternatives, the Nominating/Governance Committee deems the transaction to be in our and our stockholders’ best interests.

•	no director who has a direct or indirect material interest in a Covered Transaction will be included in any consideration of, or in any approval or ratification of, the transaction, provided that each such director will supply to the Nominating/Governance Committee or to the Board, as appropriate, all material information about the transaction.

•	the Nominating/Governance Committee will consider Covered Transactions for approval or ratification at each regularly scheduled Nominating/Governance Committee meeting, or as circumstances otherwise require, and will annually review any ongoing Covered Transaction approved or ratified hereunder to assess if the transaction remains appropriate under the terms hereof. The Nominating/Governance Committee may establish guidelines for our management to follow with respect to any ongoing Covered Transactions.

•	the Nominating/Governance Committee will oversee, as appropriate, our disclosure of Covered Transactions as required by federal securities laws.

•	the Nominating/Governance Committee has reviewed the following Covered Transactions and determined that each of these transactions will be deemed to be pre-approved or ratified (as applicable) by the Nominating/Governance Committee:

•	any transaction in which the total amount involved is equal to or less than $120,000;

•	the employment and compensation (a) of a director or executive officer if the individual’s compensation is reported in our annual proxy statement, or (b) of any other executive officer who is not an Immediate Family Member of one of the foregoing individuals or a director nominee if such executive officer’s compensation was approved, or recommended for approval, by the Compensation Committee;

•	any transaction that would not (a) need to be reported under federal securities laws, (b) be deemed to impair a director’s independence under our Corporate Governance Principles and (c) be deemed to be a conflict of interest under our Ethics Policy; and

•	any transaction where an individual’s interest therein arises solely from ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis.

The Nominating/Governance Committee determined that there were no Covered Transactions during our 2009 fiscal year.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on written representations furnished to us from reporting persons and our review of Forms 3, 4 and 5 and any amendments thereto furnished to us, we believe all such Forms required to be filed during our 2009 fiscal year under Section 16(a) of the Securities Exchange Act, as amended, were filed on a timely basis by our reporting persons.

Stockholder Proposals for Our 2011 Annual Meeting of Stockholders

To be included in the Proxy Statement and form of proxy for our 2011 Annual Meeting of Stockholders, we must receive no later than November 5, 2010 any proposal of a stockholder intended to be presented at that meeting. Further, the Board-designated proxies for our 2011 Annual Meeting of Stockholders will use their discretionary voting authority with respect to any proposal presented at the meeting by a stockholder who does not provide us with written notice of the proposal on or prior to January 19, 2011.

By Order of the Board of Directors,

Wendy C. Shiba
Executive Vice President, General Counsel and Secretary

Los Angeles, California

Attachment A

KB Home
2010 Equity Incentive Plan

ARTICLE 1.
PURPOSE

The purpose of the KB Home 2010 Equity Incentive Plan (the “Plan”) is to attract, motivate and retain the services of Employees, Non-Employee Directors and Consultants by enabling them to participate in the growth and financial success of KB Home (the “Company”) and to align their individual interests to those of the Company’s stockholders.

ARTICLE 2.
DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below:

1. “Affiliate” shall mean a person or entity that directly or indirectly controls or is controlled by, or is under common control with, the Company.

2. “Award” shall mean, as the case may be, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Awards, Stock Payments or Stock Appreciation Rights.

3. “Award Agreement” shall mean any written notice, terms and conditions, contract or other instrument or document evidencing an Award, including in electronic form, which shall contain any terms and conditions with respect to the Award as the Committee shall determine consistent with the Plan and any applicable Program.

4. “Award Limit” shall mean with respect to Awards payable in Shares or in cash, as the case may be, the respective limit set forth in Section 4.5.

5. “Board” shall mean the Board of Directors of the Company.

6. A “Change of Ownership” shall be deemed to have occurred if any of the following has occurred: (a) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, as determined in accordance with Section 1.409A-3(i)(5)(v) of the Treasury Regulations; provided, that if a person or group is considered either to own more than 50% of the total fair market value or total voting power of the stock of the Company, or to own more than the market value or total voting power specified in (b) below, and such person or group acquires additional stock of the Company, the acquisition of additional stock by such person or group shall not be considered to cause a “Change of Ownership”; (b) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company, as determined in accordance with Section 1.409A-3(i)(5)(vi) of the Treasury Regulations; provided, that if a person or group is considered to possess 30% or more of the total voting power of the stock of the Company, and such person or group acquires additional stock of the Company, the acquisition of additional stock by such person or group shall not be considered to cause a “Change of Ownership”; (c) a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election, as determined in accordance with Section 1.409A-3(i)(5)(vi) of the Treasury Regulations; or (d) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, as determined in accordance with Section 1.409A-3(i)(5)(vii) of the Treasury Regulations; provided, that a transfer of assets shall not be treated as a “Change of Ownership” when such transfer is made to an entity that is controlled by the stockholders of the Company, as determined in accordance with Section 1.409A-3(i)(5)(vii)(B) of the Treasury Regulations.

7. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the Treasury Regulations and official guidance promulgated by the U.S. Department of Treasury.

8. “Committee” shall mean the Management Development and Compensation Committee of the Board or another committee of the Board designated by the Board that consists solely of Directors meeting the qualifications described in Section 12.1.

9. “Common Stock” shall mean the common stock of the Company, par value $1.00 per share.

10. “Company Stock Administrator” shall mean the stock administrator of the Company, or such other person or entity designated by the Committee, or his, her or its office, as applicable, whether or not employed by the Company.

11. “Consultant” shall mean any consultant or advisor engaged to provide services to the Company or any Affiliate that qualifies as a consultant or advisor under the instructions for use of a Form S-8 Registration Statement.

12. “Covered Employee” shall mean any Employee who is, or who the Committee believes may become, a “covered employee” within the meaning of Section 162(m) of the Code.

13. “Director” shall mean a member of the Board.

14. “Effective Date” shall mean the date the Plan is first approved by the Company’s stockholders in accordance with the requirements of the Company’s by-laws, the applicable Securities Exchange and Sections 162(m) and 422 of the Code.

15. “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee or the Board.

16. “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code) of the Company or of any Affiliate.

17. “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the Share price (or the price of other securities), and results upon its implementation in a change in the per-Share value of the Shares underlying outstanding Awards.

18. “Exchange Act” shall mean the Securities Exchange Act of 1934.

19. “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(1) If the Common Stock is listed on any Securities Exchange, its Fair Market Value shall be the closing sales price for a Share as quoted on such Securities Exchange for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported by The Wall Street Journal or such other source (whether in print or electronic) as the Committee deems reliable;

(2) If the Common Stock is not listed on any Securities Exchange, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported by The Wall Street Journal or such other source (whether in print or electronic) as the Committee deems reliable; or

(3) If the Common Stock is neither listed on any Securities Exchange nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Committee in good faith.

20. “Full Value Award” shall mean any Award other than (i) an Option, (ii) a Stock Appreciation Right or (iii) any other Award for which the Holder must pay the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Affiliate) as a condition to exercising or receiving payment under it.

21. “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation (as defined in Section 424(e) of the Code) thereof.

22. “Holder” shall mean a person who has been granted an Award.

23. “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

24. “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

25. “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

26. “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

27. “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.

28. “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

29. “Performance Criteria” shall mean the criteria that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) income/loss (e.g., operating income/loss, EBIT or similar measures, net income/loss, earnings/loss per share, residual or economic earnings), (ii) cash flow (e.g., operating cash flow, total cash flow, EBITDA, cash flow in excess of cost of capital or residual cash flow, cash flow return on investment and cash flow sufficient to achieve financial ratios or a specified cash balance), (iii) returns (e.g., on revenues, investments, assets, capital and equity), (iv) working capital (e.g., working capital divided by revenues), (v) margins (e.g., variable margin, profits divided by revenues, gross margins and margins divided by revenues), (vi) liquidity (e.g., total or net debt, debt reduction, debt-to-capital, debt-to-EBITDA and other liquidity ratios), (vii) revenues, cost initiative and stock price metrics (e.g., revenues, stock price, total shareholder return, expenses, cost structure improvements and costs divided by revenues or other metrics) and (viii) strategic metrics (e.g., market share, customer satisfaction, employee satisfaction, service quality, unit volume, orders, backlog, traffic, deliveries, cancellation rates, productivity, operating efficiency, inventory management, community count, goals related to acquisitions, divestitures or other transactions and goals related to KBnxt operational business model principles, including goals based on a per-employee, per-delivery or other basis).

30. “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Committee for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, either independently or as compared to one or more companies, performance of specific subsidiaries or business units, either independently or as compared to one or more companies’ subsidiaries or business units, or otherwise as determined by the Committee. If the Committee believes, in its sole discretion, that an equitable adjustment to any Performance Goal is advisable in light of new developments or circumstances, the Committee may provide for one or more objectively determinable adjustments. Such adjustments may include or arise from one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws or business conditions. For all Awards intended to qualify as

Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

31. “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, a Performance Award.

32. “Permitted Transferee” shall mean, with respect to a Holder, any person entitled to use a Form S-8 Registration Statement to exercise Awards originally granted to the Holder and to sell Shares issued pursuant to Awards originally granted to the Holder.

33. “Program” shall mean any program adopted by the Committee pursuant to the Plan containing terms and conditions intended to govern one or more specific types of Awards and/or the manner in which they may be granted.

34. “QDRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the regulations or official guidance promulgated thereunder.

35. “Restricted Stock” shall mean Shares awarded under Article 8 that are subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

36. “Restricted Stock Units” shall mean the right to receive Shares or the value of Shares awarded under Section 9.3.

37. “Retirement” shall mean an Employee’s severance from employment with the Company and its Affiliates for any reason other than a leave of absence, termination for cause, death or disability, at such time as the Employee’s age and years of service with the Company and its Affiliates equals at least 65 or more, provided that the Employee is then at least 55 years of age. The Company shall have the sole right to determine whether an Employee’s severance from employment constitutes a Retirement.

38. “Securities Act” shall mean the Securities Act of 1933.

39. “Securities Exchange” shall mean the New York Stock Exchange or any other securities exchange, national market system or automated quotation system on which the Shares are listed, quoted or traded.

40. “Shares” shall mean shares of Common Stock.

41. “Stock Appreciation Right” shall mean a stock appreciation right as described and granted under Article 10.

42. “Stock Payment” shall mean (a) a payment in the form of Shares or (b) a right to purchase Shares, however denominated or described, as part of a bonus, deferred compensation or other arrangement, in any such case awarded under Section 9.2.

43. “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity, in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an Award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

44. “Termination of Service” shall mean,

(1) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(2) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, with or without cause, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences employment or service with the Company or any Affiliate.

(3) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, with or without cause, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Committee otherwise provides in the terms of the Program, Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if and to the extent that any such event interrupts employment for the purposes of Section 422(a)(2) of the Code. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

Notwithstanding the foregoing, with respect to any Award that constitutes “deferred compensation” subject to the requirements of Section 409A of the Code, a Termination of Service shall not be deemed to have occurred until there also has been a “separation from service” within the meaning of Section 409A of the Code, as determined in accordance with Section 1.409A-1(h) of the Treasury Regulations; provided that (i) for a Holder who provides services to the Company as an Employee, a separation from service shall be deemed to occur when the Holder has experienced a termination of employment with the Company and the facts and circumstances indicate that the Holder and the Company reasonably anticipate that either (A) no further services will be performed by the Holder for the Company after a certain date or (B) the level of bona fide services the Holder will perform for the Company after a certain date (whether as an Employee or as an independent contractor) will permanently decrease to no more than 20% of the average level of bona fide services performed by the Holder (whether as an Employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services performed for the Company if the Holder has been performing services for less than 36 months); and (ii) for a Holder who provides services to the Company as an independent contractor, a separation from service shall be deemed to occur upon expiration or termination of all contracts under which services are performed by the Holder for the Company, provided that such expiration or termination constitutes a good-faith and complete severing of the contractual relationship between the Holder and the Company, and provided, further, that for a Holder who provides services to the Company as both an Employee and an independent contractor, a separation from service shall generally not occur until the Holder has ceased providing services for the Company as both an Employee and an independent contractor pursuant to clauses (i) and (ii) of this sentence. For purposes of determining whether a separation from service has occurred, services performed for the Company shall include services performed both for the Company and for any other corporation that is a member of the same “controlled group” as the Company under Section 414(b) of the Code or any other trade or business (such as a partnership) that is under common control with the Company as determined under Section 414(c) of the Code, in each case as modified by Section 1.409A-1(h)(3) of the Treasury Regulations and substituting “at least 50 percent” for “at least 80 percent” each place it appears in Section 1563(a) of the Code or Section 1.414(c)-2 of the Treasury Regulations.

45. “Treasury Regulations” shall mean the final, temporary and proposed regulations promulgated by the U.S. Department of the Treasury under the Code, as such regulations may be amended from time to time.

ARTICLE 3.
SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to adjustment as provided in Section 3.1(b) and Section 13.2, a total of Three Million Five Hundred Thousand (3,500,000) Shares shall be authorized for grant under the Plan. This limit includes Shares that were authorized for grant under the Company’s 2001 Stock Incentive Plan but that were not issued or subject to outstanding awards as of the Effective Date. Any Share that is subject to an Award that could be settled with Shares and is not a Full Value Award shall be deducted from this limit at the ratio of one (1) Share for every one (1) Share subject to the Award. Any Share that is subject to a Full Value Award that could be settled with Shares shall be deducted from this limit at the ratio of 1.78 Shares for every one (1) Share subject to the Award. After the Effective Date, no new awards may be granted under the 2001 Stock Incentive Plan, but any awards under the 2001 Stock Incentive Plan that are outstanding as of the Effective Date shall continue to be subject to the terms and conditions of the 2001 Stock Incentive Plan.

(b) If an Award expires or is canceled, forfeited or settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such expiration, cancellation, forfeiture or cash settlement, again be available as Shares authorized for grant under the Plan, in accordance with Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Award or to satisfy any tax withholding obligation with respect to an Award shall not be available as Shares authorized for grant under the Plan.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided, that Awards using such available shares shall not be made after the date awards could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

(d) Each Share that again becomes available for grant pursuant to this Section 3.1 shall be added back as (i) one (1) Share if such Share was subject to an Award other than a Full Value Award, and (ii) as 1.78 Share if such Share was subject to a Full Value Award.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

ARTICLE 4.
GRANTING OF AWARDS

4.1 Participation. The Committee may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements shall contain such terms and conditions as may be determined by the Committee that are not inconsistent with the Plan, including any terms and conditions that are necessary for Awards to comply with, or be exempt from, the requirements of Section 409A of the Code. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Programs. The Board or the Committee may from time to time establish Programs pursuant to the Plan. An Award Agreement evidencing an Award granted pursuant to any Program shall comply with the terms and conditions of such Program and the Plan.

4.4 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, any Award granted to any individual who is then subject to Section 16 of the Exchange Act, and any applicable Program, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and each Program and Award shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.5 Fiscal Year Award Limit. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any fiscal year of the Company shall be One Million (1,000,000) and the maximum aggregate amount of cash that may be paid to any one person during any fiscal year of the Company with respect to one or more Performance Awards payable in cash shall be Five Million Dollars ($5,000,000). To the extent required by Section 162(m) of the Code, Shares subject to Awards that are canceled shall continue to be counted against the Award Limit specified in the preceding sentence.

4.6 Minimum Vesting. The minimum time-based vesting period for an Award that is subject to the satisfaction of one or more Performance Goals or other performance-based criteria shall be one (1) year. With the exception of Stock Payments that are not subject to vesting, each other Award shall be subject to a minimum three (3) year time-based vesting period; provided, however, the Committee may provide for (a) an equal portion of each such Award to vest in annual installments during such three (3) year period, (b) a longer (but not shorter) time-based vesting period for an Award so long as the vesting schedule is not more favorable to the Holder than the default schedule specified above or (c) the acceleration of vesting to the extent permitted by Section 11.8.

4.7 At-Will Employment. Nothing in the Plan, any Program or any Award Agreement shall confer upon any Holder any right to be employed by or to serve as a Director or Consultant for the Company or any Affiliate, or to continue in such employment or service, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.

4.8 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or (subject to the requirements of Section 409A of the Code) at a different time from the grant of such other Awards.

ARTICLE 5.
PERFORMANCE-BASED COMPENSATION

5.1 Purpose. The Committee, in its sole discretion, may determine at the time an Award is granted whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Committee may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation.

5.2 Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Eligible Individual in any subsequent Performance Period (or entitle such Eligible Individual to any such grant) and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period (or entitle any such other Eligible Individual to any such grant).

5.3 Types of Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Covered Employee in a manner intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock for which the restrictions lapse upon the attainment of specified Performance Goals, and any Performance Awards described in Article 9 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

5.4 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted one or more Covered Employees and that is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish objective Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify an objective relationship between the Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned or payable under such Awards, to the extent provided under any applicable Program or Award Agreement, the Committee shall have the right to reduce or eliminate (but not to increase) the amount earned or payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including, without limitation, the assessment of individual or Company performance for the Performance Period.

5.5 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Program or Award Agreement, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or an Affiliate throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

5.6 Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Committee, any Award that is granted to a Covered Employee and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code that are requirements for qualification as Performance-Based Compensation, and the Plan, any applicable Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.
GRANTING OF OPTIONS

6.1 Granting of Options to Eligible Individuals. The Committee is authorized to grant Options to Eligible Individuals on such terms and conditions as it may determine that are not inconsistent with the Plan; provided, however, that no Option shall be granted to any Employee or Consultant of an Affiliate unless the Company is an “eligible issuer of service recipient stock” with respect to such person within the meaning of Section 409A of the Code.

6.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation of the Company (as defined in Section 424(f) of the Code). No person who is a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate Fair Market Value of Shares with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any subsidiary or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The requirements set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of Shares shall be determined as of the time the respective instruments were granted. Subject to adjustment as provided in Section 3.1(b) and Section 13.2, no more than One Million Seven Hundred and Fifty Thousand (1,750,000) Shares may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan.

6.3 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or on the date the Option is modified, extended or renewed for purposes of Section 409A of the Code or, as to an Incentive Stock Option, Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.4 Option Term. The term of each Option shall be set by the Committee in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Committee shall determine the time period, including the time period following a Termination of Service, during which a Holder has the right to exercise the vested Options, which time period may not extend beyond the term of the Option.

6.5 Option Vesting. Subject to Section 4.6, the Committee shall determine the period of time and other conditions that must be satisfied before the Holder’s right to exercise an Option, in whole or in part, shall vest. Such vesting may be based on service with the Company or an Affiliate, any of the Performance Criteria, or any other criterion or condition determined by the Committee. No portion of an Option that cannot be exercised at the Holder’s Termination of Service shall thereafter become exercisable.

6.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate Fair Market Value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such Fair Market Value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares, and that the grant of the Substitute Award otherwise satisfies the requirements of Section 1.409A-1(b)(5)(v)(D) of the Treasury Regulations or, in the case of an Incentive Stock Option, Section 1.424-1(a) of the Treasury Regulations.

6.7 Substitution of Stock Appreciation Rights. The Committee may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable and such Stock Appreciation Right shall have the same exercise price and the same remaining vesting schedule and term as such Option.

ARTICLE 7.
EXERCISE OF OPTIONS

7.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.

7.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Company Stock Administrator:

(a) A written or electronic notice complying with the applicable rules established by the Company Stock Administrator stating that the Option, or a portion thereof, is exercised. The notice must be signed in writing or electronically by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Company Stock Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable laws and regulations, and the rules of any applicable Securities Exchange. The Company Stock Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised by any person other than the Holder who is permitted to exercise the Option in accordance with Section 11.3, appropriate proof of the right of such person to exercise the Option, as determined in the sole discretion of the Company Stock Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 11.1 and 11.2.

7.3 Notification Regarding Disposition. The Holder shall give the Company Stock Administrator prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE 8.
AWARD OF RESTRICTED STOCK

8.1 Award of Restricted Stock.

(a) The Committee is authorized to grant Restricted Stock to Eligible Individuals, and shall determine such terms and conditions, including the restrictions applicable to each Award of Restricted Stock, that are not inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock, as it deems appropriate.

(b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

8.2 Rights as Stockholders. Subject to Section 8.4, upon the grant of a Restricted Stock Award, the Holder shall have, unless otherwise provided in the terms of the applicable Award Agreement, all the rights of a stockholder with respect to the Shares subject to the Award, subject to the restrictions in the applicable Program or in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that if the lifting or lapsing of the restrictions on an Award of Restricted Stock is subject to satisfaction of one or more Performance Goals, the Holder shall not be entitled to receive dividends or other distributions with respect to the Shares subject to the Award unless and until each of the applicable Performance Goals has been satisfied, at which time declared and accrued but unpaid dividends and distributions from and after the date of grant of the Award shall become payable to the Holder as soon as practicable. Notwithstanding anything in the foregoing to the contrary, dividends and other distributions made with respect to the Shares subject to an Award shall only be payable to the Holder of the Award to the extent provided by the Committee under the applicable Program or Award Agreement.

8.3 Restrictions. All Shares of Restricted Stock (including any Shares received by Holders thereof with respect to Shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, under the terms of the applicable Program or Award Agreement, be subject to such restrictions and vesting requirements as the Committee shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on the Holder’s duration of employment or service with the Company or its Affiliates, applicable Performance Criteria, Company performance or individual performance. Restricted Stock may not be sold or encumbered until all applicable restrictions are satisfied, terminated or expire.

8.4 Repurchase or Forfeiture of Restricted Stock. If no purchase price was paid by a Holder in cash or property for a grant of Restricted Stock, upon a Termination of Service the Holder’s rights in any Shares of Restricted Stock then subject to restrictions shall terminate, and such Shares of Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a purchase price was paid by a Holder in cash or property for a grant of Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Holder the Shares of Restricted Stock then subject to restrictions at a cash price per Share equal to the purchase price paid by the Holder in cash or property for such Shares of Restricted

Stock or such other amount as may be specified under the applicable Program or in the applicable Award Agreement.

8.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Company Stock Administrator shall determine. Certificates, book entries or electronic registration evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in it sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

8.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 9.
AWARD OF PERFORMANCE AWARDS, STOCK
PAYMENTS AND RESTRICTED STOCK UNITS

9.1 Performance Awards.

(a) The Committee is authorized to grant Performance Awards to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The number of Shares subject to a Performance Award and the value of a Performance Award may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Performance Awards may be paid in cash, Shares, or both, as determined by the Committee.

(b) Without limiting Section 9.1(a), the Committee may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to a Holder that are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.

9.2 Stock Payments. The Committee is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Committee and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Committee. Shares underlying a Stock Payment that is subject to a vesting schedule or other restrictions, conditions or criteria set by the Committee will not be issued until the restrictions, conditions or criteria have been satisfied. Unless otherwise provided in the applicable Award Agreement, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

9.3 Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Committee. The Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such vesting restrictions, conditions or criteria as it deems appropriate, including, without limitation, conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, in each case on a specified date or dates or over any period or periods, as the Committee determines. The Company Stock Administrator shall specify, or permit the Holder to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units that shall be issued, if applicable, subject to the requirements of Section 409A of the Code. Restricted Stock Units may be paid in cash, Shares, or both, as determined by the Committee. On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

9.4 Term. The term of a Performance Award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Committee in its sole discretion.

9.5 Exercise or Purchase Price. The Committee may establish an exercise or purchase price for a Performance Award, Shares distributed as a part of a Stock Payment or Shares distributed pursuant to a Restricted Stock Unit Award.

ARTICLE 10.
AWARD OF STOCK APPRECIATION RIGHTS

10.1 Grant of Stock Appreciation Rights.

(a) The Committee is authorized to grant Stock Appreciation Rights to Eligible Individuals on such terms and conditions as it may determine that are not inconsistent with the Plan; provided, however, that no Stock Appreciation Right shall be granted to any Employee or Consultant of an Affiliate unless the Company is an “eligible issuer of service recipient stock” with respect to such person within the meaning of Section 409A of the Code.

(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price of the Stock Appreciation Right from the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right, and multiplying the difference, if positive, by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Committee may impose. Except as described in Section 10.1(c) below, the exercise price of each Stock Appreciation Right shall be set by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date the Stock Appreciation Right is granted (or on the date the Stock Appreciation Right is modified, extended or renewed for purposes of Section 409A of the Code).

(c) Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the exercise price of such Stock Appreciation Right may be less than 100% of the Fair Market Value of a Share on the date of grant; provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares, and that the grant of the Substitute Award otherwise satisfies the requirements of Section 1.409A-1(b)(5)(v)(D) of the Treasury Regulations.

10.2 Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be set by the Committee in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Committee shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise a vested Stock Appreciation Right, which time period may not extend beyond the term of the Stock Appreciation Right.

10.3 Stock Appreciation Right Vesting. Subject to Section 4.6, the Committee shall determine the period of time and other conditions that must be satisfied before the Holder’s right to exercise a Stock Appreciation Right, in whole or in part, shall vest. Such vesting may be based on service with the Company or an Affiliate, any of the Performance Criteria, or any other criterion or condition determined by the Committee. No portion of a Stock Appreciation Right that cannot be exercised at the Holder’s Termination of Service shall thereafter become exercisable.

10.4 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Company Stock Administrator, or such other person or entity designated by the Committee, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Company Stock Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice must be signed in writing or electronically by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b) Such representations and documents as the Company Stock Administrator, in its sole discretion, deems necessary or advisable to effect compliance with applicable laws and regulations. The

Company Stock Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c) In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.4 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

10.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on their Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Committee.

ARTICLE 11.
ADDITIONAL TERMS OF AWARDS

11.1 Payment. The Committee shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares not subject to any pledge or security interest and held for such period of time as may be required by the Committee, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other property or legal consideration acceptable to the Committee. The Committee shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company to the extent it would violate Section 13(k) of the Exchange Act.

11.2 Tax Withholding. The Company and any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Committee may, in its sole discretion and in satisfaction of the foregoing requirement, allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities not to exceed the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Company Stock Administrator shall determine the Fair Market Value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option exercise or a Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3 Transferability of Awards.

(a) Except as otherwise provided in Section 11.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than to a Permitted Transferee by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a QDRO, unless and until and to the extent such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted imposition of liability thereon or disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted hereunder; and

(iii) During the lifetime of the Holder, only the Holder (or the personal representative of an incompetent Holder) may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a QDRO, in which case the beneficiary of the QDRO may exercise the Award; after the death of the Holder, any exercisable portion of an Award may be exercised by a Permitted Transferee, but only prior to the time when such portion expires or becomes unexercisable under the Plan or the applicable Program or Award Agreement.

(b) Notwithstanding Section 11.3(a), the Committee, in its sole discretion and subject to such terms and conditions as it may impose, may permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

(c) A Holder may, in the manner determined by the Committee, designate a Permitted Transferee to exercise the rights of the Holder as his or her beneficiary and to receive any distribution with respect to any Award upon the Holder’s death. Such person shall be subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program, the Award Agreement or applicable law otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time provided the change or revocation is filed with the Committee prior to the Holder’s death. If no beneficiary has been designated in this manner or the beneficiary does not survive the Holder, the rights of the Holder shall be exercisable by the Holder’s executor or administrator.

11.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise or vesting of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws and regulations and, if applicable, the requirements of any Securities Exchange, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b) All certificates evidencing Shares delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Committee or the Company Stock Administrator deems necessary or advisable to comply with applicable laws and regulations and the rules of any Securities Exchange.

(c) The Company Stock Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, vesting, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Company Stock Administrator, or because of any other requirement arising from compliance with any applicable laws or regulations, as determined by the Company Stock Administrator, in its sole discretion.

(d) No fractional Shares shall be issued and the Company Stock Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Company Stock Administrator or required by any applicable laws or regulations, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such

Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or the Company Stock Administrator).

11.5 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Committee shall have the right to provide, in the terms or conditions of Programs or Awards made under the Plan or in any policy with respect to the recovery or recoupment of compensation or benefits in the event of financial restatements or the occurrence of other events that are inconsistent with the payment of compensation, as determined by the Committee, or to require a Holder to agree by separate written or electronic instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee, (iii) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Committee, or as set forth in a written agreement relating to such Award between the Company and the Holder) or (iv) the Company’s financial results are restated and such proceeds, gains or other economic benefit actually or constructively received by the Holder would have been lower had they been calculated based on such restated results.

11.6 Prohibition on Repricing. Except as provided in Section 13.2, the Committee shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its exercise price, except with respect to any Substitute Award, or (ii) cancel any outstanding Option or Stock Appreciation Right in exchange for cash or another Award that has a lower exercise price or that provides additional value to the Holder, except with respect to any Substitute Award.

11.7 Permitted Replacement Awards. The Committee shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award (or any award granted under another Company plan, subject to the terms of such other plan) to increase the exercise price or to cancel and replace an Award (or any award granted under another Company plan, subject to the terms of such other plan) with the grant of an Award having an exercise price that is greater than or equal to the original price per share and having vesting schedule and term equal to the remaining vesting schedule and term of the Award (or award granted under another Company plan) being replaced.

11.8 Shareholder Approval of Certain Accelerations. The Committee shall not, without the approval of the stockholders of the Company, accelerate the vesting of any Awards except (a) in connection with the death or disability of a Holder or the Retirement of a Holder who is an Employee, or (b) in accordance with Section 13.2(h).

ARTICLE 12.
ADMINISTRATION

12.1 Committee. The Committee shall administer the Plan (except as otherwise permitted herein) and shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any Securities Exchange; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in any charter of the Committee.

12.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions, subject to the Committee’s power to delegate duties under Section 12.6. The Committee shall have the power to interpret the Plan, the Program and any Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or

Award Agreement in any manner not inconsistent with the Plan; provided that the rights of the Holder of an Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.9. Any such Award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, Section 162(m) of the Code or the rules of any Securities Exchange require otherwise.

12.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee for purposes of the Plan. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any compensation consultant, attorney or other professional retained by the Company to assist in the administration of the Plan.

12.4 Authority of Committee. Subject to any specific designation in the Plan or any applicable Program, the Committee has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to: the exercise price, grant price, or purchase price; any Performance Criteria; any reload provision; any restrictions or limitations on the Award; any schedule for vesting; lapse of forfeiture restrictions or restrictions on the exercisability of an Award and accelerations or waivers thereof; and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances (i) an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property (subject to the requirements of Section 409A of the Code), or (ii) an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.5 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.6 Delegation of Authority. The Board or Committee may from time to time delegate (a) to a committee of one or more members of the Board the authority to grant or amend Awards and (b) to a committee of one or more members of the Board or to one or more officers of the Company the authority to take administrative actions pursuant to Article 12; provided that any delegation of authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code, applicable securities laws, the rules of any applicable Securities Exchange and any Company policy governing the grant of equity-based awards. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.
MISCELLANEOUS PROVISIONS

13.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 13.1, the Plan and any Award Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders, no action of the Committee may, except as provided in Section 13.2, (i) increase the limits imposed in Section 3.1 on the maximum number of Shares that may be issued under the Plan, (ii) take any action described in Section 11.6 above, (iii) materially modify the requirements for eligibility to participate in the Plan, (iv) materially increase the benefits accruing to participants in the Plan, or (v) take any other action that requires the approval of the Company’s stockholders under the rules of any applicable Securities Exchange. Except as provided in Section 13.9, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, adversely affect the rights of the Holder under any Award theretofore granted to such Holder, unless the Award itself otherwise expressly so provides.

13.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the Share price other than an Equity Restructuring, the Committee shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of securities that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of securities that may be issued under the Plan, adjustments of the Award Limit, and adjustments of the manner in which securities subject to Full Value Awards will be counted); (ii) the number and kind of securities (or other property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

(b) In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of securities (or other property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and/or

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) The number and kind of securities that may be issued under the Plan pursuant to new Awards shall be equitably adjusted.

(d) The Committee may, in its sole discretion, include such further provisions and limitations in any Award, Program, Award Agreement or certificate or book-entry evidencing Shares, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(e) No adjustment or action described in this Section 13.2 or in any other provision of the Plan, any applicable Program or the Award Agreement shall be authorized to the extent that such adjustment or action would cause such Award to violate the requirements of Section 409A of the Code. With respect to any Award which is granted to a Covered Employee and is intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan, any applicable Program or the Award Agreement shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Committee determines that the Award should not so qualify. No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code, unless the Committee determines that Options granted under the Plan are not to qualify as “incentive stock options”. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action could result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Award is not to comply with such exemptive conditions.

(f) The existence of the Plan, any Program, any Award Agreement and any Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the Share price, including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

(h) Without limiting the generality of the foregoing, the vesting of an Award will not automatically accelerate upon the occurrence of a Change of Ownership; provided, however, the Committee may determine that upon the occurrence of a Change of Ownership, (i) the acquirer or surviving entity shall be required to assume an Award or substitute a comparable award with respect to the equity of the acquirer or surviving entity, (ii) the vesting of all or any portion of the Award will accelerate to the time immediately prior to the consummation of the Change of Ownership, or, in the case of an Option or Stock Appreciation Right, all or any portion of the Award shall become immediately exercisable so that the Holder will have the opportunity to exercise the Award (or portion thereof) immediately prior to consummation of the Change of Ownership, and/or (iii) all or any portion of the Award, including any unvested portion should the Committee so determine, shall be purchased for (x) in the case of an Option or Stock Appreciation Right, cash in an amount equal to the excess of the aggregate Fair Market Value of the Shares subject to the Award to be purchased over the aggregate exercise price for such Shares, net of tax withholding, and (y) in the case of any other Award, such consideration as the Committee may in good faith determine to be equitable under the circumstances; provided, further, that any determination of the Committee in this regard shall comply with Sections 409A and 424 of the Code.

13.3 No Stockholder Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares subject to any Award until the Holder becomes the record owner of such Shares.

13.4 Paperless Administration. In the event that the Company Stock Administrator establishes, for the Company or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

13.5 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate, except as described in Section 3.1(a) above with respect to the Company’s 2001 Stock Incentive Plan. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.6 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded under the Plan are subject to compliance with all applicable laws and regulations, the rules of any Securities Exchange, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, any Program and any Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

13.7 Titles and Headings, References to Sections of the Code, the Securities Act or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code, the Securities Act or the Exchange Act shall include any amendment or successor thereto.

13.8 Governing Law. The Plan, any Program and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

13.9 Section 409A.

(a) To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of the Plan or the applicable Program or Award Agreement to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

(b) If, at the time of a Holder’s “separation from service” (within the meaning of Section 409A of the Code), (i) such Holder is a “specified employee” (within the meaning of Section 409A of the Code as determined annually by the Committee in accordance with the methodology specified by resolution of the Board or the Committee and in accordance with Section 1.409A-1(i) of the Treasury Regulations) and (ii) the Committee shall make a good-faith determination that an amount payable pursuant to an Option or Award constitutes “deferred compensation” (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to preserve the tax treatment intended for such payment or to avoid additional tax, interest, or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its sole discretion, or as otherwise provided in any applicable agreement between the Company and the relevant Holder.

(c) The Holder shall be solely responsible and liable for the satisfaction of all taxes, interest, and penalties that may be imposed on such Holder or for such Holder’s account in connection with any Award (including any taxes, interest, and penalties under Section 409A of the Code), and neither the Company nor its Affiliates shall have any obligation to reimburse, indemnify or otherwise hold such Holder harmless from any or all of such taxes, interest, or penalties.

13.10 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

13.11 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.12 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.13 Term. The ability to grant new awards under this Plan shall terminate on the tenth (10th) anniversary of the Effective Date.

KB HOME

10990 WILSHIRE BOULEVARD

LOS ANGELES, CALIFORNIA 90024

kbhome.com 888-KB-HOMES

As part of KB Home's commitment to sustainability and the responsible use of natural resources, this report has been printed on Forest Stewardship Council (FSC) certified paper. This certification supports the development of responsible forest management worldwide by adhering to strict standards for paper sources. The wood in this paper comes from FSC-certified well-managed forests and company-controlled sources.

FSC Mixed Sources

PRINTED WITH SOY INK

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED BY THE UNDERSIGNED, OR IF NO INSTRUCTION IS INDICATED,
IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2 AND 3 AND “AGAINST” PROPOSALS 4 THROUGH 6.

Please mark your votes as indicated in this example	☒

YOUR DIRECTORS RECOMMEND A VOTE “FOR”

1. ELECTION OF DIRECTORS	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 STEVEN F. BOLLENBACH	☐	☐	☐	06 MICHAEL G. MCCAFFERY	☐	☐	☐
02 TIMOTHY W. FINCHEM	☐	☐	☐	07 JEFFREY T. MEZGER	☐	☐	☐
03 KENNETH M. JASTROW, II	☐	☐	☐	08 LESLIE MOONVES	☐	☐	☐
04 ROBERT L. JOHNSON	☐	☐	☐	09 LUIS G. NOGALES	☐	☐	☐
05 MELISSA LORA	☐	☐	☐

YOUR DIRECTORS RECOMMEND A VOTE “FOR”

		FOR	AGAINST	ABSTAIN

2	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS KB HOME’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2010	☐	☐	☐

3	PROPOSAL TO APPROVE THE KB HOME 2010 EQUITY INCENTIVE PLAN	☐	☐	☐

YOUR DIRECTORS RECOMMEND A VOTE “AGAINST”

4	STOCKHOLDER PROPOSAL RELATING TO EXECUTIVE COMPENSATION	☐	☐	☐

5	STOCKHOLDER PROPOSAL RELATING TO AN ADVISORY VOTE ON THE COMPENSATION COMMITTEE’S REPORT AND EXECUTIVE COMPENSATION POLICIES AND PRACTICES	☐	☐	☐

6	STOCKHOLDER PROPOSAL RELATING TO THE ENGAGEMENT OF STOCKHOLDER PROPOSAL PROPONENTS	☐	☐	☐

Mark Here for Address Change or Comments	☐
SEE REVERSE

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign.

▲ FOLD AND DETACH HERE ▲
YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting are available through 11:59 PM Eastern Time on March 29, 2010.

You may access and download copies of our 2009 Annual Report and our 2010 Proxy Statement from our website at:
http://www.kbhome.com/investor/proxy

INTERNET http://www.proxyvoting.com/kbh-gst Use the Internet to vote. Have your card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote. Have your card in hand when you call.
If you vote by Internet or by telephone, you do NOT need to mail back your card.
To vote by mail, mark, sign and date your card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies or the applicable Trustee to vote your shares in the same manner as if you marked, signed and returned your card.

PROXY/VOTING INSTRUCTIONS FOR ANNUAL MEETING OF STOCKHOLDERS
APRIL 1, 2010
     Receipt of proxy material for the above Annual Meeting is acknowledged. The undersigned hereby constitutes and appoints Jeffrey T. Mezger and Wendy C. Shiba, and each of them, as proxies, each with the power to act without the other and with full power of substitution, and authorizes them to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of KB Home (the “Company”) of which the undersigned would be entitled to direct the vote if personally present at the 2010 Annual Meeting of Stockholders of the Company to be held on April 1, 2010, and at any and all adjournments or postponements thereof (the “Meeting”), as instructed on the reverse side of this form or, if no instruction is given, “FOR” Proposals 1, 2 and 3 and “AGAINST” Proposals 4 through 6, and in each such proxyholder’s discretion upon any other matter that may properly come before the Meeting. This proxy is solicited by the Board of Directors.

     If shares of the Company’s Common Stock are held on behalf of the undersigned under the Company’s Amended and Restated 401(k) Savings Plan (the “Plan”) and/or if the undersigned is entitled as a participant in the Company’s employee stock option plans to direct the vote of shares held by the Grantor Stock Trust (the “Trust”), this form serves to provide confidential voting instructions to the respective Trustee who votes the shares of the Plan and the Trust as to any and all such shares as to which the undersigned had the right to give voting instructions on February 10, 2010 to vote as instructed on the reverse side of this form, or if no instruction is given, “FOR” Proposals 1, 2 and 3 and “AGAINST” Proposals 4 through 6.

     PLEASE MARK, DATE AND SIGN THIS FORM AND RETURN IT PROMPTLY, OR USE THE INTERNET OR TELEPHONE OPTIONS DESCRIBED ON THE REVERSE SIDE, EVEN IF YOU PLAN TO ATTEND THE MEETING. VOTING INSTRUCTIONS TO THE PROXIES AS TO COMMON STOCK MUST BE RECEIVED BEFORE THE CLOSING OF THE POLLS ON APRIL 1, 2010 TO BE COUNTED. VOTING INSTRUCTIONS TO THE RESPECTIVE TRUSTEES AS TO PLAN SHARES AND TRUST SHARES MUST BE RECEIVED BY THE TRUSTEE ON OR BEFORE MARCH 29, 2010 TO BE COUNTED. IF YOU DO NOT PROVIDE VOTING INSTRUCTIONS TO THE PLAN TRUSTEE, YOUR PLAN SHARES, IF ANY, WILL NOT BE VOTED.

BNY MELLON SHAREOWNER SERVICES

Address Change/Comments	P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
(Mark the corresponding box on the reverse side)

(Continued and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE ▲

ANNUAL MEETING OF STOCKHOLDERS APRIL 1, 2010
Dear Fellow Employee:
Your vote and your investment in KB Home are very important. We encourage you to vote via the Internet or telephone as indicated on the reverse side of this card. If you choose to vote by mail, please complete and return your Confidential Instruction Card for tabulation to arrive by no later than March 29, 2010 to ensure that your vote is counted.
Thank you for your continued support of KB Home.

Sincerely,
Jeffrey T. Mezger
President and Chief Executive Officer

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED BY THE UNDERSIGNED, OR IF NO INSTRUCTION IS INDICATED,
IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2 AND 3 AND “AGAINST” PROPOSALS 4 THROUGH 6.

Please mark your votes as indicated in this example	☒

YOUR DIRECTORS RECOMMEND A VOTE “FOR”

1. ELECTION OF DIRECTORS	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 STEVEN F. BOLLENBACH	☐	☐	☐	06 MICHAEL G. MCCAFFERY	☐	☐	☐

02 TIMOTHY W. FINCHEM	☐	☐	☐	07 JEFFREY T. MEZGER	☐	☐	☐

03 KENNETH M. JASTROW, II	☐	☐	☐	08 LESLIE MOONVES	☐	☐	☐

04 ROBERT L. JOHNSON	☐	☐	☐	09 LUIS G. NOGALES	☐	☐	☐

05 MELISSA LORA	☐	☐	☐

YOUR DIRECTORS RECOMMEND A VOTE “FOR”

		FOR	AGAINST	ABSTAIN

2	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS KB HOME’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2010	☐	☐	☐

3	PROPOSAL TO APPROVE THE KB HOME 2010 EQUITY INCENTIVE PLAN	☐	☐	☐

YOUR DIRECTORS RECOMMEND A VOTE “AGAINST”

4	STOCKHOLDER PROPOSAL RELATING TO EXECUTIVE COMPENSATION	☐	☐	☐

5	STOCKHOLDER PROPOSAL RELATING TO AN ADVISORY VOTE ON THE COMPENSATION COMMITTEE’S REPORT AND EXECUTIVE COMPENSATION POLICIES AND PRACTICES	☐	☐	☐

6	STOCKHOLDER PROPOSAL RELATING TO THE ENGAGEMENT OF STOCKHOLDER PROPOSAL PROPONENTS	☐	☐	☐

Mark Here for Address Change or Comments	☐
SEE REVERSE

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign.

▲ FOLD AND DETACH HERE ▲
YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting are available through 11:59 PM Eastern Time on March 29, 2010.

You may access and download copies of our 2009 Annual Report and our 2010 Proxy Statement from our website at:
http://www.kbhome.com/investor/proxy

INTERNET http://www.proxyvoting.com/kbh-sp Use the Internet to vote. Have your card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote. Have your card in hand when you call.
If you vote by Internet or by telephone, you do NOT need to mail back your card.
To vote by mail, mark, sign and date your card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies or the applicable Trustee to vote your shares in the same manner as if you marked, signed and returned your card.

PROXY/VOTING INSTRUCTIONS FOR ANNUAL MEETING OF STOCKHOLDERS
APRIL 1, 2010
     Receipt of proxy material for the above Annual Meeting is acknowledged. The undersigned hereby constitutes and appoints Jeffrey T. Mezger and Wendy C. Shiba, and each of them, as proxies, each with the power to act without the other and with full power of substitution, and authorizes them to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of KB Home (the “Company”) of which the undersigned would be entitled to direct the vote if personally present at the 2010 Annual Meeting of Stockholders of the Company to be held on April 1, 2010, and at any and all adjournments or postponements thereof (the “Meeting”), as instructed on the reverse side of this form or, if no instruction is given, “FOR” Proposals 1, 2 and 3 and “AGAINST” Proposals 4 through 6, and in each such proxyholder’s discretion upon any other matter that may properly come before the Meeting. This proxy is solicited by the Board of Directors.

     If shares of the Company’s Common Stock are held on behalf of the undersigned under the Company’s Amended and Restated 401(k) Savings Plan (the “Plan”) and/or if the undersigned is entitled as a participant in the Company’s employee stock option plans to direct the vote of shares held by the Grantor Stock Trust (the “Trust”), this form serves to provide confidential voting instructions to the respective Trustee who votes the shares of the Plan and the Trust as to any and all such shares as to which the undersigned had the right to give voting instructions on February 10, 2010 to vote as instructed on the reverse side of this form, or if no instruction is given, “FOR” Proposals 1, 2 and 3 and “AGAINST” Proposals 4 through 6.

     PLEASE MARK, DATE AND SIGN THIS FORM AND RETURN IT PROMPTLY, OR USE THE INTERNET OR TELEPHONE OPTIONS DESCRIBED ON THE REVERSE SIDE, EVEN IF YOU PLAN TO ATTEND THE MEETING. VOTING INSTRUCTIONS TO THE PROXIES AS TO COMMON STOCK MUST BE RECEIVED BEFORE THE CLOSING OF THE POLLS ON APRIL 1, 2010 TO BE COUNTED. VOTING INSTRUCTIONS TO THE RESPECTIVE TRUSTEES AS TO PLAN SHARES AND TRUST SHARES MUST BE RECEIVED BY THE TRUSTEE ON OR BEFORE MARCH 29, 2010 TO BE COUNTED. IF YOU DO NOT PROVIDE VOTING INSTRUCTIONS TO THE PLAN TRUSTEE, YOUR PLAN SHARES, IF ANY, WILL NOT BE VOTED.

BNY MELLON SHAREOWNER SERVICES

Address Change/Comments	P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
(Mark the corresponding box on the reverse side)

(Continued and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE ▲

ANNUAL MEETING OF STOCKHOLDERS APRIL 1, 2010
Dear Fellow Employee:
Your vote and your investment in KB Home are very important. We encourage you to vote via the Internet or telephone as indicated on the reverse side of this card. If you choose to vote by mail, please complete and return your Confidential Instruction Card for tabulation to arrive by no later than March 29, 2010 to ensure that your vote is counted.
Thank you for your continued support of KB Home.

Sincerely,
Jeffrey T. Mezger
President and Chief Executive Officer

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED BY THE UNDERSIGNED, OR IF NO INSTRUCTION IS INDICATED,
IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2 AND 3 AND “AGAINST” PROPOSALS 4 THROUGH 6.

Please mark your votes as indicated in this example	☒

YOUR DIRECTORS RECOMMEND A VOTE “FOR”

1. ELECTION OF DIRECTORS	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 STEVEN F. BOLLENBACH	☐	☐	☐	06 MICHAEL G. MCCAFFERY	☐	☐	☐

02 TIMOTHY W. FINCHEM	☐	☐	☐	07 JEFFREY T. MEZGER	☐	☐	☐

03 KENNETH M. JASTROW, II	☐	☐	☐	08 LESLIE MOONVES	☐	☐	☐

04 ROBERT L. JOHNSON	☐	☐	☐	09 LUIS G. NOGALES	☐	☐	☐

05 MELISSA LORA	☐	☐	☐

YOUR DIRECTORS RECOMMEND A VOTE “FOR”

		FOR	AGAINST	ABSTAIN

2	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS KB HOME’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2010	☐	☐	☐

3	PROPOSAL TO APPROVE THE KB HOME 2010 EQUITY INCENTIVE PLAN	☐	☐	☐

YOUR DIRECTORS RECOMMEND A VOTE “AGAINST”

4	STOCKHOLDER PROPOSAL RELATING TO EXECUTIVE COMPENSATION	☐	☐	☐

5	STOCKHOLDER PROPOSAL RELATING TO AN ADVISORY VOTE ON THE COMPENSATION COMMITTEE’S REPORT AND EXECUTIVE COMPENSATION POLICIES AND PRACTICES	☐	☐	☐

6	STOCKHOLDER PROPOSAL RELATING TO THE ENGAGEMENT OF STOCKHOLDER PROPOSAL PROPONENTS	☐	☐	☐

Mark Here for Address Change or Comments	☐
SEE REVERSE

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign.

▲ FOLD AND DETACH HERE ▲
YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting are available through 11:59 PM Eastern Time on March 30, 2010.

You may access and download copies of our 2009 Annual Report and our 2010 Proxy Statement from our website at:
http://www.kbhome.com/investor/proxy

INTERNET http://www.proxyvoting.com/kbh Use the Internet to vote. Have your card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote. Have your card in hand when you call.
If you vote by Internet or by telephone, you do NOT need to mail back your card.
To vote by mail, mark, sign and date your card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies or the applicable Trustee to vote your shares in the same manner as if you marked, signed and returned your card.

PROXY/VOTING INSTRUCTIONS FOR ANNUAL MEETING OF STOCKHOLDERS
APRIL 1, 2010
      Receipt of proxy material for the above Annual Meeting is acknowledged. The undersigned hereby constitutes and appoints Jeffrey T. Mezger and Wendy C. Shiba, and each of them, as proxies, each with the power to act without the other and with full power of substitution, and authorizes them to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of KB Home (the “Company”) of which the undersigned would be entitled to direct the vote if personally present at the 2010 Annual Meeting of Stockholders of the Company to be held on April 1, 2010, and at any and all adjournments or postponements thereof (the “Meeting”), as instructed on the reverse side of this form or, if no instruction is given, “FOR” Proposals 1, 2 and 3 and “AGAINST” Proposals 4 through 6, and in each such proxyholder’s discretion upon any other matter that may properly come before the Meeting. This proxy is solicited by the Board of Directors.

      If shares of the Company’s Common Stock are held on behalf of the undersigned under the Company’s Amended and Restated 401(k) Savings Plan (the “Plan”) and/or if the undersigned is entitled as a participant in the Company’s employee stock option plans to direct the vote of shares held by the Grantor Stock Trust (the “Trust”), this form serves to provide confidential voting instructions to the respective Trustee who votes the shares of the Plan and the Trust as to any and all such shares as to which the undersigned had the right to give voting instructions on February 10, 2010 to vote as instructed on the reverse side of this form, or if no instruction is given, “FOR” Proposals 1, 2 and 3 and “AGAINST” Proposals 4 through 6.

      PLEASE MARK, DATE AND SIGN THIS FORM AND RETURN IT PROMPTLY, OR USE THE INTERNET OR TELEPHONE OPTIONS DESCRIBED ON THE REVERSE SIDE, EVEN IF YOU PLAN TO ATTEND THE MEETING. VOTING INSTRUCTIONS TO THE PROXIES AS TO COMMON STOCK MUST BE RECEIVED BEFORE THE CLOSING OF THE POLLS ON APRIL 1, 2010 TO BE COUNTED. VOTING INSTRUCTIONS TO THE RESPECTIVE TRUSTEES AS TO PLAN SHARES AND TRUST SHARES MUST BE RECEIVED BY THE TRUSTEE ON OR BEFORE MARCH 29, 2010 TO BE COUNTED. IF YOU DO NOT PROVIDE VOTING INSTRUCTIONS TO THE PLAN TRUSTEE, YOUR PLAN SHARES, IF ANY, WILL NOT BE VOTED.

BNY MELLON SHAREOWNER SERVICES

Address Change/Comments	P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
(Mark the corresponding box on the reverse side)

(Continued and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE ▲

ANNUAL MEETING OF STOCKHOLDERS APRIL 1, 2010
Dear Fellow Stockholder:
Your vote and your investment in KB Home are very important. We encourage you to vote via the Internet or telephone as indicated on the reverse side of this card. If you choose to vote by mail, please complete and return your Proxy Card for tabulation to arrive by no later than the closing of the polls on April 1, 2010 to ensure that your vote is counted.
Thank you for your continued support of KB Home.

Sincerely,
Jeffrey T. Mezger
President and Chief Executive Officer